As filed with the Securities and Exchange Commission on August 20, 2003
                                                  Registration No. 333-103382

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                  ___________




                                 PRE-EFFECTIVE
                                AMENDMENT No. 1
                                      to

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            Core Bond Products LLC

            (Exact name of registrant as specified in its charter)
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

          Delaware                                    6189                             06-1646732
(State or other jurisdiction             (Primary standard industrial               (I.R.S. Employer
of incorporation or organization)         classification code number)            Identification Number)


                       Bank of America Corporate Center
                        Charlotte, North Carolina 28255
                                (888) 279-3457
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ______________

                             Paul J. Polking, Esq.
                 Executive Vice President and General Counsel
                         Bank of America Corporation
                       Bank of America Corporate Center
                       Charlotte, North Carolina 28255
                                (704) 386-7484
 (Name and address, including zip code, and telephone number, including area code, of agent for service)
                                ______________
                                  Copies to:
                           Edward F. Petrosky, Esq.
                            Samir A. Gandhi, Esq.
                        Sidley Austin Brown & Wood LLP
                              787 Seventh Avenue
                           New York, New York 10019
                                (212) 839-5300
                                ______________

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended, check the following box. |X|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is post-effective amendment filed pursuant to Rule
462(d) under that Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box. [ ]
                                ______________

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                       CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                                          Proposed        Proposed
                                                                                          Maximum          Maximum
                                                                                          Offering        Aggregate     Amount of
                                                                       Amount to be      Price Per        Offering     Registration
        Title of Each Class of Securities to be Registered              Registered     Certificate(1)     Price(1)        Fee(2)
----------------------------------------------------------------------------------------------------------------------------------
Pass-Through Certificates..........................................     $1,000,000          100%         $1,000,000         $92.00
==================================================================================================================================


(1) Estimated solely for purposes of determining the registration fee pursuant to Rule 457 under the Securities Act.

(2)     Previously paid.

                                ______________

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================



          [FORM OF BASIC PROSPECTUS SUPPLEMENT FOR AGENTED OFFERINGS]
                             Subject to Completion


PROSPECTUS SUPPLEMENT




The information in this prospectus is not complete and may be changed. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.



                                       $

                     Core Investment Grade Bond Trust [ ]

                           Pass-Through Certificates

              The trust:

              o  will be formed pursuant to a trust agreement among Core Bond
                 Products LLC, as depositor,                 , as trustee and
                 securities intermediary, and                  , as
                 administrative agent, for the purpose of issuing the
                 certificates; and

              o will issue and sell a single class of certificates to investors.

              The certificates offered hereby:

              o will represent undivided beneficial interests in the assets of the trust, which will initially consist solely of:

                  o the debt securities of the issuers referred to in this prospectus supplement; and

                  o   any payments on those debt securities;

              o  will entitle each holder to receive a pro rata share
                 (after payment of required trust expenses and reserves) of:

                  o   interest payments received by the trustee with
                      respect to the underlying debt securities payable on
                      [                   and                 ] of each year,
                      beginning                    ;

                  o principal, premium, if any, and interest payments received by the trustee with respect to the underlying debt securities on their stated maturity date on [or any earlier redemption date]; and

                  o any underlying debt securities or, upon the election of any certificate holder, the net proceeds from the sale of those underlying debt securities, in the event those underlying debt securities are removed from the assets of the trust under the circumstances described in the accompanying prospectus;

              o  will initially have a distribution rate, after payment of
                 required trust expenses and reserves, of    % per year; and

              o will not represent an obligation of the depositor, the trustee or any other entity.

              The principal amount of underlying debt securities of any single issuer to be held as assets of the trust will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

         You should review the information in the section entitled "Risk
         Factors" beginning on page 3 of the accompanying prospectus prior to making a decision to invest in the certificates.

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                                                                        Initial
                                                                       Aggregate        Initial
                                                                       Principal      Distribution    Final Scheduled     Price to
                                   Title                                Balance           Rate       Distribution Date    Public(1)
         --------------------------------------------------------------------------------------------------------------------------
         Pass-Through Certificates..............................     $                      %                           $


         _________________
         (1)  Plus distributions, if any, from                  , if settlement
              occurs after that date.
                            ______________________

         Neither the Securities and Exchange Commission nor any state securities commission or other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         [Application has been made to list the certificates on the exchange.]

         The certificates are being offered by this prospectus supplement and accompanying prospectus to investors with the assistance of the placement agents referred to below, as agents of the depositor. The underlying debt securities are being offered simultaneously to the depositor with the assistance of the placement agents, as agents of the issuers of those underlying debt securities. As a result, each placement agent is a statutory underwriter within the meaning of the Securities Act of 1933 with respect to initial sales of the certificates and the underlying debt securities through it as agent.

         The offering period for the certificates will terminate on the initial issue date of the certificates. The depositor reserves the right to withdraw, cancel or modify the offering of the certificates without notice and may accept or reject offers to purchase certificates, in whole or in part, in its sole discretion. Upon the depositor's acceptance of any offer to purchase certificates, investors will be required to deliver the payment price in
         immediately available funds to             on or prior to the initial
         issue date of the certificates. Those funds will be promptly deposited
         in a segregated bank account by               and held by
                     on behalf of those particular investors until transmitted to the depositor at closing or promptly returned to investors
         (without interest) in full if the offering is not consummated or in part if the offering is consummated at a reduced aggregate principal balance of certificates. Sales to the depositor of the underlying debt securities through the placement agents are subject to customary conditions to closing that are required to be satisfied on the initial issue date of the certificates.

         It is expected that delivery of the certificates will be made to investors in book-entry only form through the facilities of The Depository Trust Company for the accounts of its participants[, including Euroclear Bank S.A./N.V., as operator of the Euroclear System, and Clearstream Banking, societe anonyme,] on or about
                        .
                            ______________________

         Banc of America Securities LLC                              JPMorgan
                            ______________________


             The date of this prospectus supplement is             .

                               Table of Contents

                             PROSPECTUS SUPPLEMENT


IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
         SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS........................S-3
SUMMARY....................................................................S-5
FORMATION OF THE TRUST....................................................S-15
USE OF PROCEEDS...........................................................S-15
SUPPLEMENTAL DESCRIPTION OF THE UNDERLYING DEBT SECURITIES................S-15
SUPPLEMENTAL DESCRIPTION OF THE CERTIFICATES..............................S-17
SUPPLEMENTAL DESCRIPTION OF THE TRUST AGREEMENT...........................S-19
PLAN OF OFFERING..........................................................S-19
[LISTING AND GENERAL INFORMATION].........................................S-21
RATINGS...................................................................S-21
LEGAL MATTERS.............................................................S-23
WHERE YOU CAN FIND MORE INFORMATION.......................................S-23


                                  PROSPECTUS

ABOUT THIS PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT...............2
WHERE YOU CAN FIND MORE INFORMATION..........................................2
RISK FACTORS.................................................................3
THE DEPOSITOR................................................................8
FORMATION OF THE TRUSTS......................................................8
USE OF PROCEEDS..............................................................8
DESCRIPTION OF THE UNDERLYING DEBT SECURITIES................................9
DESCRIPTION OF THE CERTIFICATES.............................................12
DESCRIPTION OF THE TRUST AGREEMENT..........................................21
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES...............................25
CERTAIN ERISA CONSIDERATIONS................................................29
PLAN OF DISTRIBUTION........................................................32
LEGAL MATTERS...............................................................32

  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                       AND THE ACCOMPANYING PROSPECTUS

         In connection with making a decision to invest in the certificates of Core Investment Grade Bond Trust [ ], which we refer to herein as the "trust," offered pursuant to this prospectus supplement, which we refer to herein as the "certificates," you should rely only on the information that is included or incorporated by reference in this prospectus supplement and the accompanying prospectus. Neither we nor any placement agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the depositor nor any placement agent is making an offer to sell the certificates or soliciting an offer to buy the certificates in any jurisdiction where the offer or sale is not permitted. You should not assume that the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the front cover pages of this prospectus supplement or the accompanying prospectus or the date of such information herein or therein specified, as the case may be.

         This prospectus supplement and the accompanying prospectus provide only selected summary information with respect to the debt securities of the issuers referred to in this prospectus supplement that constitute the assets of the trust, which we refer to herein as the "underlying debt securities." More detailed information relating to the underlying debt securities and their issuers will be included or incorporated by reference in the prospectuses and supplements thereto or other offering documents relating to the offering and sale of the underlying debt securities of each related issuer, copies of which the placement agents have agreed to deliver directly to purchasers of the certificates upon the depositor's acceptance of their offers to purchase certificates. However, information that is included or incorporated by reference in those prospectuses and supplements thereto or other offering documents is not, and shall not be deemed to be, a part of this prospectus supplement or the accompanying prospectus in any respect.

         [The depositor accepts responsibility for the accuracy and completeness of the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus. The depositor confirms that this prospectus supplement and the accompanying prospectus, including the information herein or therein incorporated by reference, contain all information regarding the depositor, the trust and the terms of the certificates that is material to investors in the certificates, that the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate and complete in all material respects as of the date on the front cover pages of this prospectus supplement or the accompanying prospectus or the date of such information herein or therein specified, as the case may be, and is not misleading in any material respect and that, to the knowledge of the depositor, the depositor has not omitted any information that would make any statement that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus misleading in any material respect. This prospectus supplement and the accompanying prospectus, as well as the information herein or therein incorporated by reference, include information designed to comply with the rules governing the listing of securities on the [applicable exchange]. The [applicable exchange] takes no responsibility for the contents of this prospectus supplement or the accompanying prospectus, including the information herein or therein incorporated by reference, makes no representation as to the accuracy or completeness of the information included or incorporated by reference in this prospectus supplement or the accompanying prospectus and expressly disclaims any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this prospectus supplement or the accompanying prospectus, including the information herein or therein incorporated by reference.

         The trust is a collective investment scheme as defined in the Financial Services and Markets Act 2000 of the United Kingdom, which we refer to herein as the "FSMA," and has not been authorized or otherwise recognized or approved by the United Kingdom's Financial Services Authority. Accordingly, the trust is an unregulated collective investment scheme and the certificates cannot be marketed in the United Kingdom to the general public.

         Any distribution of this prospectus supplement or the accompanying prospectus by persons that are not authorized persons under the FSMA will be made only to, or directed only at, persons that (i) are outside the United Kingdom, (ii) have professional experience in matters relating to investments or (iii) are persons falling within Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001, which we refer to herein as "FPO persons." Any distribution of this prospectus supplement or the accompanying prospectus by persons that are authorized persons under the FSMA will be made only to, or directed only at, persons that (a) are outside the United Kingdom, (b) have professional experience in participating in unregulated collective investment schemes or (c) are persons falling within
Article 22(2)(a) to (d) of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001, which we refer to herein as "PCIS persons" and, together with the FPO persons, as "relevant persons." This prospectus supplement and the accompanying prospectus must not be acted or relied on by any person who is not a relevant person. Any investment or investment activity to which this prospectus supplement or the accompanying prospectus relates, including any investment in the certificates, is available only to relevant persons and may only be, and will only be, engaged in with relevant persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme in connection with an investment in the certificates.]

         Given the complexity of the transaction contemplated by this prospectus supplement and the accompanying prospectus, you are urged to consult your own attorneys, business advisors and tax advisors for legal, business and tax advice regarding a decision to invest in the certificates.

         For 90 days following the date of this prospectus supplement, all dealers selling the certificates are required to deliver a copy of this prospectus supplement and the accompanying prospectus to their potential investors. This is in addition to the dealers' obligation to deliver a copy of this prospectus supplement and the accompanying prospectus to their potential investors when acting as an agent of the depositor in soliciting offers to purchase certificates.

         The depositor reserves the right to withdraw, cancel or modify the offering of certificates without notice and may accept or reject offers to purchase the certificates, in whole or in part, in its sole discretion. In the event that the sale to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale (which consist of the delivery of closing certificates and legal opinions and other customary closing conditions and documentation), the depositor will reduce the aggregate principal balance of the certificates offered by this prospectus supplement in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities to the depositor, the offering of certificates pursuant to this prospectus supplement shall terminate.

         Upon the depositor's acceptance of any offer to purchase certificates, investors will be required to deliver the payment price in
immediately available funds to       . Those funds will be promptly deposited
in a segregated bank account by       and held by         on behalf of the
particular investors until the conditions referred to in the preceding paragraph have been satisfied, in which case funds corresponding to the aggregate principal amount of underlying debt securities actually sold to the depositor will be transmitted to the depositor, or, if such conditions are not satisfied on or prior to the initial issue date of the certificates, promptly returned (without interest) to the particular investors.

                                    SUMMARY

         This summary highlights certain of the material terms of the certificates being issued by the trust and of the underlying debt securities of the related issuers. It does not contain all of the information that you need to consider in making a decision to invest in the certificates. As a result, you should carefully read in full this prospectus supplement and the accompanying prospectus, and the prospectuses or other offering documents relating to the underlying debt securities of each related issuer, copies of which each placement agent has agreed with the related issuers to deliver directly to purchasers of the certificates upon the depositor's acceptance of their offers to purchase certificates.

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
The Trust...................................     Core Bond Products LLC, as depositor,           , as trustee,
                                                 and                       , as administrative agent, will
                                                 form the Core Investment Grade Bond Trust [ ] pursuant
                                                 to the trust agreement.

Securities Offered..........................     Pass-Through Certificates of the Core Investment Grade Bond
                                                 Trust [ ].

                                                 The certificates will be issued by the trust pursuant to
                                                 the trust agreement and will represent, in the aggregate,
                                                 the entire undivided beneficial ownership interest in the
                                                 assets of the trust, which will initially consist solely
                                                 of (a) the senior or subordinated debt securities of
                                                 issuers that meet the eligibility requirements set forth
                                                 under "Description of the Underlying Debt
                                                 Securities--Eligibility" in the accompanying prospectus,
                                                 in each case, as specified under "Description of the
                                                 Underlying Debt Securities--Composition" in this
                                                 prospectus supplement and (b) any payments on or with
                                                 respect to those debt securities.

                                                 The principal amount of underlying debt securities of any
                                                 single issuer to be held as assets of the trust will
                                                 represent, at the initial issue date of the certificates,
                                                 less than 10% of the aggregate principal amount of all
                                                 underlying debt securities held as assets of the trust.
                                                 The aggregate principal balance of the certificates will
                                                 at all times equal the aggregate outstanding principal
                                                 amount of the underlying debt securities which then
                                                 constitute the assets of the trust. The certificates will
                                                 not constitute an obligation of the depositor, the
                                                 trustee or any other entity.

Initial Aggregate Principal  Balance of
Certificates................................     $.....................

Initial Issue Date of Certificates..........                        .

Final Scheduled Distribution Date of
Certificates................................                        .

Depositor...................................     Core Bond Products LLC, a wholly-owned limited purpose
                                                 subsidiary of NationsBanc Montgomery Holdings Corporation
                                                 and an affiliate of Banc of America Securities LLC.

Trustee.....................................                                         , as trustee for the
                                                 holders of the certificates.

Administrative Agent........................                   will act as the administrative agent in conducting
                                                 sales of underlying debt securities upon request by one or more certificate
                                                 holders upon removal of those underlying debt securities
                                                 from the assets of the trust under the circumstances
                                                 described under "Description of the Certificates--Removal
                                                 of Underlying Debt Securities" in the accompanying
                                                 prospectus.

Deposited Assets............................     The assets of the trust will initially include the underlying debt securities of the issuers referred to under "Description of the Underlying Debt Securities--Composition" in this prospectus supplement.  See "Description of the Certificates--Removal of
                                                 Underlying Debt Securities" and "Description of the Trust
                                                 Agreement--Assignment of Claims; Distribution of Underlying Debt
                                                 Securities" in the accompanying prospectus for a discussion of the circumstances under which underlying debt securities may be removed from the assets of the trust [and "Description of the
                                                 Certificates--Optional Redemption of Underlying Debt Securities"
                                                 in this prospectus supplement for a discussion of the
                                                 circumstances under which underlying debt securities may be redeemed at the option of the related issuers].

Underlying Debt Securities..................     The underlying debt securities will initially have an aggregate
                                                 principal amount of $            .  Each of the underlying
                                                 debt securities, other than the underlying debt securities issued by GSEs, will have been previously registered for sale by the related issuer under the Securities Act.  The stated
                                                 maturity date of the underlying debt securities will
                                                 be                  [, although substantially all of the
                                                 underlying debt securities will be redeemable, in whole or in part, prior to their stated maturity at the option of the
                                                 related issuer at the redemption price applicable to those underlying debt securities].  The underlying debt securities will require each related issuer to make interest payments on
                                                 [       and          ] of each year, beginning                ,
                                                 subject to the business day conventions for those
                                                 underlying debt securities, and will initially have a
                                                 weighted average interest rate of % per year.

                                                 [Except as otherwise indicated below, e][E]ach of the underlying debt securities will be an unsecured obligation of the related issuer. Underlying debt securities that are:

                                                 o  [senior secured obligations of the related issuers as indicated
                                                    below will effectively rank senior to all unsecured indebtedness of the particular issuer (to the extent of the collateral securing those obligations);]

                                                 o  [senior unsecured obligations of the related issuers as indicated
                                                    below will rank equally with all other senior unsecured indebtedness of the particular issuer and senior to all subordinated indebtedness of that issuer;]

                                                 o  [subordinated obligations of the related issuers as indicated below will rank junior to all senior indebtedness of the particular issuer, as defined in those subordinated obligations];[and]

                                                 o  [unsecured obligations of the related issuers will effectively rank junior to all secured indebtedness of the particular issuer (to the extent of the collateral securing that indebtedness)].

                                                 All underlying debt securities will effectively rank junior to all liabilities and preferred equity of the particular issuer's subsidiaries.

                                                 As of the date of this prospectus supplement, the following information will apply to the underlying debt securities that the related issuers have agreed to sell to the depositor:

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

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-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                     Non-U.S.
                                       Day                          % of                Make-Whole   Company/
                                      Count   Interest  Principal  Aggregate            Redemption/ Withholding
                           Coupon/   Conven-   Payment   Amount    Principal  Maturity  Redemption  Redemption Moody's S&P   Fitch
Issuer      CUSIP   Rank   Formula     tion    Date(s)   ($ MM)     Amount      Date      Price       Option   Rating Rating Rating
----------- ------- ----   --------  -------- -------- ---------- ----------  -------- ------------ ---------- ------ ------ ------


















                                                       ========== ==========




Aggregate Principal
 Amount



-----------------------------------------------------------------------------------------------------------------------------------
        o



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

                                                 As of the date of this prospectus supplement, the
                                                 following information will apply to the overall
                                                 composition of the underlying debt securities that the
                                                 related issuers have agreed to sell to the depositor:

                                                 Number of issuers:................................
                                                 Aggregate principal amount:.......................$
                                                 Average principal amount:.........................$
                                                 Largest principal amount:.........................$
                                                 Weighted average interest rate:...................     % per year
                                                 [Senior secured debt].............................     %
                                                 [Senior unsecured debt]...........................     %
                                                 [Subordinated debt]...............................     %



                                                 Notwithstanding the foregoing, in the event that the sale
                                                 of underlying debt securities representing, in the
                                                 aggregate, less than 10% of the aggregate principal
                                                 amount of all underlying debt securities is not
                                                 consummated as a result of the failure by the particular
                                                 issuer or issuers to satisfy all of the conditions of its
                                                 or their sale, the depositor will reduce the aggregate
                                                 principal balance of the certificates offered by this
                                                 prospectus supplement in an amount corresponding to the
                                                 aggregate principal amount of the underlying debt
                                                 securities not sold to the depositor, provided that the
                                                 ratings of the certificates are not lower than the
                                                 ratings that would have applied to the certificates had
                                                 each such sale been consummated, and allocations of
                                                 certificates to investors will be reduced on a pro rata
                                                 basis. After giving effect to the reduction in aggregate
                                                 principal balance of certificates offered by this
                                                 prospectus supplement as a result of any such failure,
                                                 the aggregate principal amount of the underlying debt
                                                 securities of any single issuer will represent, at the
                                                 initial issue date of the certificates, less than 10% of
                                                 the aggregate principal amount of all underlying debt
                                                 securities. In the event that such ratings are lower or
                                                 issuers of underlying debt securities representing, in
                                                 the aggregate, 10% or more of the aggregate principal
                                                 amount of all underlying debt securities fail to satisfy
                                                 all of the conditions of the sale of their underlying
                                                 debt securities to the depositor, the offering of
                                                 certificates pursuant to this prospectus supplement shall
                                                 terminate and any funds then held by               for
                                                 investors will be promptly returned to such investors
                                                 in full (without interest).

Removal of Underlying Debt Securities.......     If (a) the rating of the underlying debt securities of any single issuer is downgraded below "BBB-" by Standard & Poor's
                                                 Ratings Services, or  "S&P," "Baa3" by Moody's Investors
                                                 Service, Inc., or "Moody's," or       by         , or       ,
                                                 or is withdrawn by S&P, Moody's or , each of which we
                                                 refer to herein as a "downgrade event," (b) an issuer of
                                                 underlying debt securities representing 10% or more of
                                                 the aggregate principal amount of all underlying debt
                                                 securities held as assets of the trust is, at any time,
                                                 not filing periodic reports under the Exchange Act, in
                                                 the case of an issuer that is a reporting company, or is
                                                 not making its information publicly available, in the
                                                 case of an issuer that is a GSE, and, in any such case,
                                                 the obligations of that related issuer are not (1) fully
                                                 and unconditionally guaranteed by an





                                                   S-9

                                                 eligible issuer (and all requirements of Rule 3-10 of
                                                 Regulation S-X are satisfied) or (2) assumed by an
                                                 eligible issuer, which we refer to herein as a
                                                 "non-filing event," or (c) an event of default has
                                                 occurred with respect to any underlying debt securities,
                                                 which we refer to herein as a "default event," then the
                                                 trustee, within two business days following its receipt
                                                 of written notice from the applicable underlying debt
                                                 security indenture trustee or fiscal agent or the
                                                 trustee's actual knowledge of a payment default, in the
                                                 case of a default event, or from the administrative
                                                 agent, in the case of a downgrade event or a non-filing
                                                 event, will notify certificate holders of such event and,
                                                 within twelve business days following its receipt of such
                                                 written notice or its actual knowledge of a payment
                                                 default, will remove the related underlying debt
                                                 securities from the assets of the trust and, subject to
                                                 the following sentence, will distribute them to the
                                                 certificate holders on a pro rata basis. If, however, an
                                                 individual certificate holder elects within three
                                                 business days of its receipt of notice to sell its pro
                                                 rata share of those underlying debt securities, the
                                                 trustee will deliver those underlying debt securities to
                                                 the administrative agent for sale. The administrative
                                                 agent will then use its reasonable efforts to sell each
                                                 such certificate holder's pro rata share of those
                                                 underlying debt securities and will deliver the proceeds
                                                 received from each of those sales (less expenses payable
                                                 to the administrative agent), if any, to the trustee for
                                                 distribution to the applicable certificate holders. In
                                                 the event the administrative agent does not receive at
                                                 least three bids to purchase those underlying debt
                                                 securities prior to the close of business on the fifth
                                                 business day after the trustee has notified certificate
                                                 holders of the related removal event, the administrative
                                                 agent will deliver those underlying debt securities to
                                                 the trustee for distribution to the related certificate
                                                 holders. If the trustee cannot distribute underlying debt
                                                 securities that are to be distributed to certificate
                                                 holders because of the failure to satisfy the minimum
                                                 authorized denomination requirements of those underlying
                                                 debt securities, the trustee will deliver those
                                                 underlying debt securities to the administrative agent,
                                                 which will use its reasonable efforts to sell each such
                                                 certificate holder's pro rata share of those underlying
                                                 debt securities. Upon sale, the administrative agent will
                                                 promptly deliver the proceeds received from each of those
                                                 sales (without any deduction for expenses of the
                                                 administrative agent) to the trustee for distribution to
                                                 the related certificate holders. In the event the
                                                 administrative agent does not receive at least three bids
                                                 to purchase those underlying debt securities prior to the
                                                 close of business on the second business day following
                                                 its receipt of all of those underlying debt securities,
                                                 the administrative agent will sell those underlying debt
                                                 securities to the highest bidder of the bids received.
                                                 For information on the sale procedures applicable to
                                                 underlying debt securities, see "Description of the
                                                 Certificates--Sale Procedures" in the accompanying
                                                 prospectus.

                                                 Each certificate holder's aggregate principal balance
                                                 will be reduced in an amount equal to its pro rata share
                                                 of the principal amount of the underlying debt securities
                                                 that are being removed from the assets of the trust upon
                                                 the occurrence of a downgrade event, a non-filing event
                                                 or a default event, each of which we refer to herein as a
                                                 "removal event."


                                                   S-10

Scheduled Interest Distributions............     On each business day on which the trustee receives scheduled payments of interest on the underlying debt securities, which we refer to herein collectively as "interest distribution dates,"
                                                 each certificate holder will be entitled to receive, to the extent received by the trustee and after payment of required trust expenses and reserves, a pro rata share of those interest payments.  Interest will be payable [semiannually] in arrears on
                                                 the underlying debt securities on [       and        ] of each
                                                 year, beginning            , subject to the business day
                                                 conventions of those underlying debt securities.  The certificates will initially have a distribution rate, after payment of required
                                                 trust expenses and reserves, of     % per year, except as
                                                 otherwise contemplated herein.

Scheduled Principal Distributions...........     Upon the stated maturity of the underlying debt securities on
                                                                 , which we refer to herein as the "final
                                                 scheduled distribution date," unless [redeemed at the
                                                 option of the related issuer prior to that date in
                                                 accordance with their terms or] removed from the assets
                                                 of the trust under the circumstances described under
                                                 "Description of the Certificates--Removal of Underlying
                                                 Debt Securities" and "Description of the Trust
                                                 Agreement--Assignment of Claims; Distribution of
                                                 Underlying Debt Securities" in the accompanying
                                                 prospectus, each certificate holder will be entitled to
                                                 receive a pro rata share, to the extent received by the
                                                 trustee, of any payment of principal and any premium and
                                                 interest with respect to those underlying debt
                                                 securities.

                                                 Each certificate holder's aggregate principal balance
                                                 will be reduced in an amount equal to its pro rata share
                                                 of the principal amount of the underlying debt securities
                                                 paid at their maturity on the final scheduled
                                                 distribution date, exclusive of any premium.

Special Distributions.......................     If the trustee receives a payment with respect to any underlying debt securities [(a)] after the date on which that payment was due [or (b) as a result of the optional redemption of those underlying debt securities, in whole or in part, by the related issuer prior to their stated maturity date,] the trustee will make a special pro rata distribution of that payment to the certificate holders on the business day following receipt of such payment, which we refer to herein as a "special
                                                 distribution date."  If the applicable payment relates to
                                                 overdue principal [, in the case of clause (a), or in any
                                                 circumstance specified in clause (b),] each certificate holder's aggregate principal balance will be reduced in an amount equal to its pro rata share of the principal amount of the underlying debt securities paid after the final scheduled distribution date
                                                 [or upon redemption (exclusive of any premium), as the case may be].

Record Dates................................     Distributions on the certificates on an interest distribution date other than the final scheduled distribution date will be made to holders as of the "record date" for that interest
                                                 distribution date, which will be the [     or          ] (whether
                                                 or not a business day), as the case may be, immediately
                                                 preceding that interest distribution date, while
                                                 distributions on the certificates on a special
                                                 distribution date [resulting from the failure of the
                                                 related issuer of any underlying debt securities to make
                                                 a required payment on their due date] will be made to
                                                 holders as of the "record date" for that special
                                                 distribution date, which will be the




                                                   S-11

                                                 calendar day (whether or not a business day) immediately
                                                 preceding that special distribution date. Distributions
                                                 on the certificates on the final scheduled distribution
                                                 date [, on a special distribution date resulting from the
                                                 optional redemption of underlying debt securities] or
                                                 upon the occurrence of an event requiring removal of
                                                 underlying debt securities from the assets of the trust
                                                 will be made against presentation and surrender of those
                                                 certificates.

Trust Expenses..............................     On each interest distribution date, the trustee will designate as trust expenses an amount equal to the product of (i) the aggregate principal balance of the outstanding certificates on the business day immediately preceding that interest
                                                 distribution date and (ii)        %, which we refer to herein
                                                 as the "available expense amount."  In the event that actual trust expenses for the distribution period applicable to that interest distribution date are less than the available expense amount for that distribution period, the balance will be
                                                 deposited in a segregated interest-bearing reserve account, which we refer to herein as the "expense reserve account," and applied to the payment of actual trust expenses in future
                                                 distribution periods.  In the event that actual trust expenses for the distribution period applicable to that interest
                                                 distribution date exceed the available expense amount for that distribution period, the trustee will apply funds on deposit in the expense reserve account, if any, to the payment of those excess actual trust expenses.  In the event that actual trust expenses for that distribution period exceed the available expense amount and all funds on deposit in the expense reserve account, then the depositor shall be obligated to satisfy those expenses in an amount for that distribution period equal to
                                                 $          minus the sum of the available expense amount for that
                                                 distribution period and funds on deposit in the expense reserve account that the trustee is required to apply or has applied, as the case may be, to the payment of actual trust expenses for that distribution period.  These amounts paid by the depositor
                                                 will be reimbursed by                          .  In the event
                                                 that actual trust expenses for that distribution period remain unpaid after applying the procedures described above, those expenses will be payable by certificate holders on a pro rata basis in the form of deductions from each certificate holder's allocable share of interest collections received by the trustee on the applicable interest distribution date.  In the event that all actual trust expenses upon the final distribution to
                                                 certificate holders of all amounts due on the underlying debt securities are paid in full, all funds on deposit in the expense reserve account will be distributed to certificate holders on a pro rata basis.

Form and Denomination.......................     The certificates will be represented by global certificates deposited with the trustee as custodian for The Depository Trust
                                                 Company, or "DTC," and registered in the name of Cede & Co. or another nominee designated by DTC.  The certificates will be issued and delivered in book-entry only form through the
                                                 facilities of DTC for the accounts of its participants[,
                                                 including Euroclear Bank S.A./N.V., as operator of the Euroclear
                                                 System, or "Euroclear," and Clearstream Banking, societe
                                                 anonyme, or "Clearstream Luxembourg,"] except in limited
                                                 circumstances described under





                                                   S-12

                                                 "Description of the Certificates --Definitive
                                                 Certificates" in the accompanying prospectus.

                                                 The certificates will be denominated in, and
                                                 distributions on the certificates will be payable in,
                                                 [U.S. dollars]. The certificates will be issued in
                                                 denominations of $[1,000].

Listing.....................................     [The certificates will not be listed on any securities
                                                 exchange.]  [Application has been made to list the certificates on the [applicable exchange].  No assurance can be given that such listing will be granted.]

Absence of Market for the
Certificates................................     The certificates will be a new issue of securities
                                                 for which currently there is no market. [As a result,]
                                                 [Although application has been made to list the
                                                 certificates on the         , there can be no assurance that this
                                                 listing will be granted. In addition,] there can be no
                                                 assurance that any trading market for the certificates
                                                 will develop or be maintained or be liquid. Although the
                                                 placement agents have indicated that they intend to make
                                                 a market in the certificates in a manner permitted under
                                                 applicable securities laws, they are not obligated to do
                                                 so, and any such market-making activity may be
                                                 discontinued at any time without notice to the holders of
                                                 the certificates.

Plan of Distribution........................     The certificates are being offered to investors with the
                                                 assistance of the placement agents, as agents of the depositor.
                                                 The offering period for the certificates will terminate on the initial issue date of the certificates.  The depositor reserves the right to withdraw, cancel or modify the offering of the certificates without notice and may accept or reject offers to purchase certificates, in whole or in part, in its sole
                                                 discretion.  Upon the depositor's acceptance of any offer, investors will be required to deliver the payment price in
                                                 immediately available funds to                 on or prior to
                                                 the initial issue date of the certificates.  Those funds will be
                                                 deposited in a segregated bank account by               and held
                                                 by             on behalf of those particular investors until
                                                 transmitted to the depositor at closing or promptly returned to investors (without interest) in full if the offering is not consummated or in part if the offering is consummated at a reduced aggregate principal balance of certificates.

Material U.S. Federal Income
Tax Consequences............................     In the opinion of Sidley Austin Brown & Wood LLP, tax counsel to the trust, the trust will not be classified as a corporation or publicly traded partnership taxable as a corporation for U.S.
                                                 federal income tax purposes.  See "Material U.S. Federal Income
                                                 Tax Consequences" in the accompanying prospectus.

ERISA Considerations........................     An investor in the certificates that is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974,
                                                 as amended ("ERISA"), including an individual retirement
                                                 account, should consult its advisors concerning the ability of such plan to purchase certificates under ERISA or the Internal
                                                 Revenue Code of 1986, as amended.  See "Certain ERISA
                                                 Considerations" in the accompanying prospectus.




                                                   S-13

Ratings.....................................     Upon issuance, the certificates are expected to be rated "   "
                                                 by Moody's, "      " by S&P and "     " by Fitch Ratings, or
                                                 "Fitch".  A rating of the certificates is not a recommendation to purchase, hold or sell them.  In addition, there can be no assurance that a rating of the certificates will remain for any given period of time or that a rating will not be downgraded or withdrawn entirely by a rating agency if, in its judgment, circumstances in the future so warrant.  See "Ratings" in this prospectus supplement.

Risk Factors................................     See "Risk Factors" in the accompanying prospectus for a
                                                 discussion of the factors you should carefully consider prior to making a decision to invest in the certificates.



         This prospectus supplement and accompanying prospectus provide only selected summary information with respect to the underlying debt securities of the related issuers. More detailed information relating to the underlying debt securities and their issuers will be included or incorporated by reference in the prospectuses and supplements thereto or other offering documents relating to the offering and sale of the underlying debt securities of each related issuer, copies of which the placement agents have agreed to deliver directly to purchasers of the certificates upon the depositor's acceptance of their offers to purchase certificates. However, the information included or incorporated by reference in those prospectuses and supplements thereto or other offering documents is not, and shall not be deemed to be, a part of this prospectus supplement or the accompanying prospectus in any respect.

                            FORMATION OF THE TRUST

         The trust will be a New York common law trust formed on the initial issue date of the certificates pursuant to a trust agreement, to be dated as
of       , among the depositor, the trustee and the administrative
agent. The trust agreement will provide for the operation of the trust in accordance with the description set forth herein and in the accompanying prospectus.

                                USE OF PROCEEDS

         The proceeds from the sale of the certificates are expected to be $
            . All of such proceeds will be used to purchase the underlying debt securities without deduction for any commissions or expenses. No commissions will be payable to any placement agent in connection with sales of the certificates. Furthermore, expenses of the offering will be paid by the placement agents.

          SUPPLEMENTAL DESCRIPTION OF THE UNDERLYING DEBT SECURITIES

         This prospectus supplement and the accompanying prospectus contain limited information with respect to the underlying debt securities of the related issuers since they relate only to the certificates. Relevant information is included or incorporated by reference in the prospectuses or other offering documents of the related issuers relating to the offering and sale of their underlying debt securities. The placement agents, in their capacity as agents of each such issuer, have agreed to deliver these prospectuses and other offering documents directly to purchasers upon the depositor's acceptance of their offers to purchase certificates, although the information included or incorporated by reference therein is not a part of this prospectus supplement or the accompanying prospectus in any respect.

         The trust will not have any assets other than underlying debt securities from which to make distributions on the certificates. Consequently, the ability of certificate holders to receive distributions with respect to the certificates will depend entirely on the trust's receipt of payments on the underlying debt securities from the related issuers. Prospective purchasers of the certificates should consider carefully the business, prospects, financial condition and results of operations of the issuers of the underlying debt securities and their respective abilities to make payments on their underlying debt securities.

Composition

         The principal amount of underlying debt securities of any single issuer to be held as assets of the trust will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

         As of the date of this prospectus supplement, the following information will apply to the underlying debt securities that the related issuers have agreed to sell to the depositor:




                                                                                                     Non-U.S.
                                       Day                          % of                Make-Whole   Company/
                                      Count   Interest  Principal  Aggregate            Redemption/ Withholding
                            Coupon/  Conven-   Payment  Amount     Principal  Maturity  Redemption  Redemption  Moody's S&P  Fitch
Issuer      CUSIP   Rank   Formula   tion     Date(s)  ($ MM)       Amount     Date      Price      Option     Rating Rating Rating
----------- ------- ----   --------  -------- -------- ---------- ----------  -------- ------------ ---------- ------ ------ ------






















         As of the date of this prospectus supplement, the following information will apply to the overall composition of the underlying debt securities that the related issuers have agreed to sell to the depositor:

Number of issuers:.....................................
Aggregate principal amount:............................     $
Average principal amount:..............................     $
Largest principal amount:..............................     $
Weighted average interest rate:........................         % per year
[Senior secured debt:].................................         %
[Senior unsecured debt:]...............................         %
[Subordinated debt:]...................................         %

         Notwithstanding the foregoing, in the event that the sale of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale, the depositor will reduce the aggregate principal balance of the certificates offered by this prospectus supplement in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. After giving effect to the reduction in aggregate principal balance of certificates offered by this prospectus supplement as a result of any such failure, the aggregate principal amount of the debt securities of any underlying issuer will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities to the depositor, the offering of certificates contemplated hereby
shall terminate and any funds then held by               for investors will be
promptly returned to such investors in full (without interest).

Terms

         Interest on each of the underlying debt securities will accrue at an annual interest rate or formula applicable thereto (including day count convention), as specified above under "--Composition" and will be payable
[semiannually] in arrears on each [        and         ] of each year,
beginning        , subject to the business day conventions for those underlying debt securities. See "Description of the Certificates--Collections and Distributions" in the accompanying prospectus. Each of the underlying debt
securities will mature on        . [However, [substantially all] the related
issuers of the underlying debt securities will have the right to redeem the related underlying debt securities, in whole or in part, at any time prior to their stated maturity at the redemption price applicable to those underlying debt securities, as specified above under "--Composition". [Except for limited circumstances in which underlying debt securities of non-U.S. companies may be redeemed in whole at par upon the occurrence of certain tax withholding events, a][A]ll redemption prices for underlying debt securities that are subject to redemption prior to maturity at the option of the related issuers will include a customary make-whole premium.]

                 SUPPLEMENTAL DESCRIPTION OF THE CERTIFICATES

         The certificates will be issued pursuant to a trust agreement among the depositor, the trustee and the administrative agent. See "Supplemental Description of the Trust Agreement" in this prospectus supplement and "Description of the Trust Agreement" in the accompanying prospectus. The certificates will represent in the aggregate all of the beneficial ownership interests in the assets of the trust, which will initially consist of (a) the underlying debt securities and (b) all payments on or collections with respect to the underlying debt securities. All payments on the underlying debt securities received by the trust, after payment of required trust expenses and reserves, will be "passed through" to certificate holders. See "Description of the Certificates--Removal of Underlying Debt Securities" and "Description of the Trust Agreement--Assignment of Claims; Distribution of Underlying Debt Securities" in the accompanying prospectus for a discussion of the circumstances under which underlying debt securities may be removed from the assets of the trust [and "Description of the Certificates--Optional Redemption of the Underlying Debt Securities" for a discussion of the circumstances under which underlying debt securities may be redeemed at the option of the related issuers]. The assets of the trust will be held by or on behalf of the trustee for the benefit of the holders of the certificates.

         The certificates will not represent an obligation of the depositor, the trustee or any other entity.

         The certificates will be denominated in, and distributions on the certificates will be payable in, [U.S. dollars]. The certificates will be issued in denominations of [$1,000].

Nature of the Certificates

         The certificates will entitle their holders to receive distributions from payments by the related issuers on the underlying debt securities then held by the trust, but only to the extent of such payments if and when made. If any issuer fails to make any required payment on its underlying debt securities then held by the trust, then the trust will not be able to distribute any amounts with respect to that payment to the holders of the certificates. All of the certificates will share in payments and losses on the underlying debt securities on a pro rata basis. As used herein with respect to the certificates, the term "pro rata basis," or any similar term, is determined by reference to the respective principal balances of the certificates held by holders.

         Because the certificates will represent beneficial ownership interests in the assets of the trust, and will not be debt instruments that are obligations of the depositor, the trustee or any other entity, they technically will not have a principal amount that must be repaid or bear any interest. However, because the distributions on the certificates primarily will represent distributions of principal of and premium, if any, and interest on trust assets that are debt instruments, for convenience, we often refer in this prospectus supplement to distributions that represent a return of an initial investment or a premium on an initial investment as "principal" and to distributions that represent the yield on an investment as "interest," in accordance with customary market practice.

         The depositor, any placement agent or an affiliate of the depositor or any placement agent may purchase certificates at any time and at any price in the open market or otherwise.

Collections and Distributions

         On each interest distribution date, which is expected to be [
         and     ] of each year, beginning         , subject to the business
day conventions for the underlying debt securities, each certificate holder will be entitled to receive, to the extent received by the trustee and after payment of required trust expenses and reserves, a pro rata share of interest payments on the underlying debt securities from the related issuers. If a date on which the trustee receives funds with respect to the underlying debt securities is not a business day, distributions on the certificates will be made on the next succeeding business day without any additional payment. In the context of the certificates, the term "business day" means any day other than a Saturday, Sunday or other day on which commercial banks are obligated or authorized by law, executive order or regulation to be closed in The City of New York.

         The certificates will initially have a distribution rate, after
payment of required trust expenses and reserves, of      % per year. Each
of the underlying debt securities will mature on, and, correspondingly, the payment of 100% of the aggregate principal balances of the outstanding
certificates is scheduled to occur on,         [, subject to the rights of
substantially all of the issuers of underlying debt securities to redeem their underlying debt securities, in whole or in part, at any time prior to their stated maturity at the redemption price applicable to those underlying debt securities]. Upon (a) the stated maturity [or earlier redemption] of any underlying debt securities or (b) the occurrence of a removal event resulting in the sale of any underlying debt securities upon the request of one or more certificate holders, each applicable certificate holder will be entitled to receive a pro rata share, to the extent received by the trustee, of any payment of principal and any premium and interest with respect to those underlying debt securities, in the case of clause (a), or any proceeds received upon the sale of those underlying debt securities, in the case of clause (b). [In the case of the redemption of any underlying debt securities by a related issuer, each certificate holder's aggregate principal balance will be reduced by an amount equal to its pro rata share of the principal amount of the underlying debt securities paid upon redemption, exclusive of any premium.] Upon the distribution of any underlying debt securities to one or more certificate holders under the circumstances described under "Description of the Certificates--Removal of Underlying Debt Securities" or "Description of the Trust Agreement--Assignment of Claims; Distribution of Underlying Debt Securities" in the accompanying prospectus, each applicable certificate holder will be entitled to receive a pro rata share of those underlying debt securities.

         Except as otherwise provided in this prospectus supplement or the accompanying prospectus, collections of payments on the underlying debt securities that are received by the trustee will be deposited from time to time into a segregated account maintained or controlled by the trustee for the benefit of the holders of the certificates. On each interest distribution date and the final scheduled distribution date, the trustee will apply those collections in the order of priority set forth under "Description of the Certificates--Collections and Distributions" in the accompanying prospectus, solely to the extent of Available Funds, as defined under "Description of the Certificates--Collections and Distributions" in the accompanying prospectus, on such distribution date.

         If the trustee receives a payment on any underlying debt securities [(a)] after the date on which that payment was due [or (b) as a result of the optional redemption of those underlying debt securities by the related issuer
prior to their stated maturity on                ], then the trustee will make
a special pro rata distribution of that payment on the business day following receipt of that payment. No additional amounts will accrue on the certificates or be owed to certificate holders as a result of any delay in payment [referred to in clause (a) above]; provided, however, that any additional interest owed and paid by the related issuer of those underlying debt securities to the trustee as a result of a delay shall be distributed to the certificate holders on a pro rata basis.

         Distributions on the certificates each interest distribution date other than the final scheduled distribution date and on each special distribution date [resulting from the failure of the related issuer of any underlying debt securities to make a required payment on their due date] will be made to each certificate holder as of the record date preceding such interest distribution date or special distribution date, as the case may be, by check mailed to each such certificate holder at its address of record. Principal, premium, interest and other distributions on the certificates on the final scheduled distribution date[, on any special distribution date resulting from the optional redemption of underlying debt securities] or upon the occurrence of an event requiring removal of underlying debt securities from the assets of the trust will be made in immediately available funds against presentation and surrender of those certificates. Notwithstanding the foregoing, distributions on certificates represented by a global certificate will be made to DTC or its nominee, as holder of such global certificate, as described below under "--Book-Entry Issuance."

[Notices

         In addition to any notices mailed in accordance with the procedures set forth in the accompanying prospectus, so long as the certificates are listed on the [applicable exchange], notices will also be made by publication
in an authorized newspaper in       , which is expected to be the
         . Any notice in a authorized newspaper will be deemed to have been given on the date of publication or, if published more than once, on the date of the first publication.]

                SUPPLEMENTAL DESCRIPTION OF THE TRUST AGREEMENT

                   will act as trustee for holders of the certificates pursuant to the trust agreement. The trustee will be entitled to receive a fee for its services as trustee for holders of the certificates. In addition, the trustee will incur legal, accounting, rating agency and other expenses from time to time on behalf of the trust. The trustee's offices are currently located at
                 and its telephone number is             .

         On each interest distribution date, the trustee will designate as trust expenses an amount equal to the product of (i) the aggregate principal balance of the outstanding certificates on the business day immediately
preceding that interest distribution date and (ii)   %, which we refer to
in this prospectus supplement and the accompanying prospectus in respect of the certificates as the "available expense amount." In the event that actual trust expenses for the distribution period applicable to that interest distribution date are less than the available expense amount for that distribution period, the balance will be deposited in a segregated interest-bearing reserve account, which we refer to as the "expense reserve account," and applied to the payment of actual trust expenses of the trust in future distribution periods. In the event that actual trust expenses for the distribution period applicable to that interest distribution date exceed the available expense amount for that distribution period, the trustee will apply funds on deposit in the expense reserve account, if any, to the payment of such excess actual trust expenses. In the event that actual trust expenses for a distribution period exceed the available expense amount and all funds on deposit in the expense reserve account, then the depositor shall be obligated to satisfy those expenses in an amount for that distribution period equal to
$          minus the sum of the available expense amount for that distribution period and funds on deposit in the expense reserve account that the trustee is required to apply or has applied, as the case may be, to the payment of actual trust expenses for that distribution period. These amounts paid by the
depositor will be reimbursed by            . In the event that actual trust
expenses for any distribution period remain unpaid after applying the procedures described above, those expenses will be payable by certificate holders. Trust expenses payable by certificate holders will be allocated on a pro rata basis among certificate holders and deducted from each certificate holder's allocable share of interest collections received by the trustee on the applicable interest distribution date.

                               PLAN OF OFFERING

         The depositor and its placement agents have entered into an agency
agreement, dated as   of   , pursuant to which, on the terms and subject to the
conditions contained therein, each placement agent has agreed that it will, on behalf of the depositor, use its reasonable efforts to solicit offers to purchase the certificates. Each placement agent has also agreed that it will, on behalf of the related issuers, use its reasonable efforts to solicit offers to purchase their underlying debt securities. As a result, each placement agent is a statutory underwriter within the meaning of the Securities Act with respect to initial sales of the certificates and the underlying debt securities through it as agent.

         The offering period for the certificates will terminate on the initial issue date of the certificates. The depositor reserves the right to withdraw, cancel or modify the offering of certificates without notice and may accept or reject offers to purchase the certificates, in whole or in part, in its sole discretion. Upon the depositor's acceptance of any offer to purchase certificates, investors will be required to deliver the payment price in
immediately available funds to           on or prior to the initial
issue date of the certificates. Those funds will be deposited in a segregated
bank account by         and held by                 behalf of the particular
investors until the conditions referred to in the succeeding paragraph have been satisfied, in which case funds corresponding to the aggregate principal amount of underlying debt securities actually sold to the depositor will be promptly transmitted to the depositor, or, if such conditions are not satisfied on or prior to the initial issue date of the certificates, promptly returned (without interest) to the particular investors.

         The agency agreement provides that the obligation of the certificates agents to solicit offers to purchase the certificates is subject to the approval of certain legal matters by its counsel, Sidley Austin Brown & Wood LLP, to the accuracy in all material respects of the depositor's representations in the agency agreement, to the delivery by the depositor of an officer's certificate, to the effectiveness of the registration statement covering the certificates and to the certificates being assigned the ratings specified under "Ratings" in this prospectus supplement.

         In the event that the sale to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale, the depositor will reduce the aggregate principal balance of the certificates offered by this prospectus supplement in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities, the offering of certificates
contemplated hereby shall terminate and any funds then held by           for
investors will be promptly returned to such investors in full (without interest).

         The closing conditions for the sales of the underlying debt securities to the depositor must be satisfied on the initial issue date of the certificates and generally provide for the delivery of officer's certificates, legal opinions and comfort letters confirming the legality and investment grade rating of those underlying debt securities, the accuracy of the representations of the related issuers (including the disclosure in their prospectuses or comparable offering documents), the effectiveness of the registration statements of the related issuers other than GSEs and the absence of customary market out conditions.

Expenses

         The expenses of the offering of certificates contemplated hereby are
estimated to be approximately $        and are payable by the placement agents.

New Issue of Securities

         The certificates are a new issue of securities and, accordingly, prior to this offering, there was no market for the certificates. [As a result,] [Although application has been made to list the certificates on the [applicable exchange], there can be no assurance that any listing will be granted. In addition, ]there can be no assurance that any trading market for the certificates will develop or be maintained or be liquid. The placement agents have indicated that they intend to make a market in the certificates, but they are under no obligation to do so, and such market-making activity may be discontinued at any time without notice to the holders of the certificates.

[UK Selling Restrictions

         The placement agents have each represented and agreed that (a) it has not offered or sold and, prior to the expiry of the period of six months from the issue date of the certificates, will not offer or sell any certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended; (b) (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust and (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to participate in a collective investment scheme (within the meaning of Section 235 of the FSMA) received by it in connection with the issuance or sale of any certificates in circumstances in which Section 238(1) of the FSMA does not apply to the trust; and (c) it has complied and will comply with all applicable provisions of the FSMA and any applicable secondary legislation made under the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.]

[Market Axess

                        will make the certificates available for distribution on the Internet through a proprietary web site and/or third party system operated by Market Axess Inc. an Internet-based communications technology provider. Market Axess Inc. is providing the system as a conduit for
communications between        and its customers and is not a party to any
transactions. Market Axess Inc., a registered broker-dealer, will receive compensation from based on transactions it conducts through the system.
              will make the certificates available to its customers through the Internet distributions, whether made through a proprietary or third-party system, on the same terms as distributions made through other channels.]

                       [LISTING AND GENERAL INFORMATION

         Application has been made to list the certificates on the [applicable exchange. There can be no assurance that such listing will be granted. In connection with the listing application, the trust agreement and a legal notice relating to the issuance of the certificates will be deposited prior to
listing with     , where copies of those documents may be obtained. You may also request copies of the above documents (free of charge) together with this prospectus supplement and the accompanying prospectus, the agency agreement and all future distribution statements, annual reports and other public
filings of the trust, so long as the certificates are listed on the           ,
at the main office of         , our          paying agent. The trust's first
distribution statement will be available within 15 calendar days following the trust's receipt of any payments on the underlying debt securities. In connection with the original distribution of the certificates, copies of the prospectuses or other offering documents relating to the underlying debt securities of the related issuers will also be available, upon request (free
of charge), at the offices of our                  paying agent during usual
business hours.                  is our         listing agent and will act as
intermediary between the        and the depositor, the trust and the holders
of the certificates.

         The trust is not involved in any litigation, arbitration or administrative proceeding relating to claims in amounts which may have or have had a significant effect on the trust, nor, so far as the depositor is aware, is any such litigation, arbitration or administrative proceeding involving it pending or threatened.

         As of the initial issue date, the issuance of the certificates will have been authorized by the board of managers of the depositor by a consent executed on . Since its formation, the depositor has not engaged in any activities except for the activities described herein relating to the issuance of the certificates.

         The certificates will be assigned CUSIP number       , ISIN US
and Common Code number ____ [and have been accepted for clearance through Euroclear and Clearstream Luxembourg].]

                                    RATINGS

         Upon issuance, the certificates are expected to be rated "      " by
Moody's, "    " by S&P and "     " by Fitch. A rating of the certificates
is not a recommendation to purchase, hold or sell them. In addition, there can be no assurance that a rating of the certificates will remain for any given period of time or that a rating will not be downgraded or withdrawn entirely by a rating agency if, in its judgment, circumstances (including ratings of the underlying debt securities) in the future so warrant.

Moody's Rating

         Moody's rating only addresses the ultimate receipt of interest and principal on the underlying debt securities, and is substantially based on the average credit quality of the underlying debt securities. The rating of the certificates should be expected to change as the credit quality of the underlying debt securities changes. The rating assigned by Moody's assumes the investor will hold the certificates and any underlying debt securities received in connection with a removal event until their respective final stated maturity. Moody's rating does not address losses that might occur if an investor decides to sell any of the underlying debt securities received in connection with a removal event prior to their maturity. Further, upon the removal of an underlying debt security as described herein, the Moody's rating will reflect the changed composition of the underlying debt securities. The rating will be based solely on the average credit quality of the remaining underlying debt securities currently being held by the trust on behalf of the certificate holders, and will no longer reflect the credit risk of those underlying debt securities that have been removed from the trust. Any future ratings assigned following the removal of an underlying debt security will address the ultimate receipt of interest and principal distributions on the then prevailing outstanding aggregate principal balance of the certificates.

         Moody's rating is based on the expected loss posed to investors. Expected loss is a function of both the default probability and loss severity of an investment. In some cases, the implied default probability of an investment may differ substantially from the default probability implied by a similarly rated corporate obligation. Certain investments may have a much higher default probability than another similarly rated investment, but will correspondingly have a much lower loss severity. Investors should note, however, that investments that have identical ratings will also have similar expected losses, regardless of any differences in the implied default probabilities or loss severities of the investments.

S&P Rating

         S&P's rating only addresses the timely receipt of interest and principal distributions on the then prevailing outstanding aggregate principal balance of the certificates. This assessment considers the credit quality of the underlying debt securities. The rating does not address market price losses that might occur if an investor decides to sell the certificates prior to the final scheduled distribution date or if an investor decides to sell any of the underlying debt securities received as the result of the occurrence of a removal event prior to the final scheduled distribution date. S&P's rating assumes that the investor will hold the certificates and any underlying debt securities delivered to the investor until the final maturity of the certificates or the underlying debt securities as relevant. The rating considers the cash flow generated by the underlying debt securities. S&P's rating may change due to changes in the portfolio that occur when an underlying debt security is removed from the trust.

         S&P's rating is not a recommendation to purchase, sell, or hold any security held or issued by the trust, inasmuch as they do not comment as to market price, yield or suitability for a particular investor. The rating is based on current information furnished to S&P's by the trust or obtained by S&P's from other sources it considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch Rating

         Fitch assigns both a bond fund credit and volatility rating to the certificates. The weighted average default probability of the trust's portfolio is comparable to that of a similarly rated fixed-income instrument. Bond fund credit ratings do not address any risk other than credit risk. Total returns experience significant variability across a broad range of interest rate scenarios. These funds typically exhibit significant exposure to interest rates and changing market conditions and may face additional risks from mortgage prepayments, derivative, leverage, illiquid markets, and/or foreign currencies. Bond fund volatility ratings are assigned on a scale of `V1' (least volatile) through `V10' (most volatile). Volatility ratings reflect the relative sensitivity of the fund's total return and market price to changes in interest rates and other market conditions.

         Any subsequent ratings assigned following the removal of a reference entity from the trust's portfolio will only address the ultimate receipt of interest and principal distributions on the adjusted outstanding aggregate principal balance of the certificates and will be based on the average credit quality of the remaining undefaulted reference entities in the trust's then-current portfolio and will not reflect the credit risk of any reference entities removed from the trust's portfolio.

                                 LEGAL MATTERS

         Certain legal matters relating to the certificates will be passed upon for the depositor and the placement agents by Sidley Austin Brown & Wood LLP, New York, New York.

                      WHERE YOU CAN FIND MORE INFORMATION

         The depositor has filed with the SEC a shelf registration statement under the Securities Act relating to the certificates. This prospectus supplement and the accompanying prospectus are part of the shelf registration statement, but the shelf registration statement includes additional information, including the form of trust agreement for the certificates.

         The depositor or the trustee, as the case may be, will file or cause to be filed with the SEC periodic reports as may be required under the Exchange Act, and the rules and regulations of the SEC, and, prior to the termination of the offering period for the certificates, those periodic reports will be considered to be incorporated herein by reference and, as a result, will automatically update the information contained in this prospectus supplement, the accompanying prospectus and previously filed periodic reports. Accordingly, investors should rely on the latest updating information instead of the related information contained in this prospectus supplement, the accompanying prospectus or previously filed periodic reports. The trust will include a reference to the periodic reports filed under the Exchange Act, in the case of a reporting company, or to publicly available information, in the case of a GSE, about each issuer whose underlying debt securities represent more than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

         You may read and copy any notices, reports, statements or other information the trustee files or causes to be filed at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. Public filings may also be obtained from the SEC's Internet site (http://www.sec.gov), which contains reports, proxy and information statements and other information regarding issuers that file publicly with the SEC.

         [For information available with the             , see "Listing
and General Information" in this prospectus supplement.]

                                 $

                     Core Investment Grade Bond Trust [ ]



                           Pass-Through Certificates









                                ______________

                                  Prospectus

                                  Supplement

                                ______________



                        Banc of America Securities LLC

                                   JPMorgan









                                    [Date]

       [FORM OF BASIC PROSPECTUS SUPPLEMENT FOR UNDERWRITTEN OFFERINGS]
                             Subject to Completion



The information in this prospectus supplement is not complete and may be changed. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.



PROSPECTUS SUPPLEMENT

                                   $
                     Core Investment Grade Bond Trust [ ]

                           Pass-Through Certificates

The trust:

o  will be formed pursuant to a trust agreement among Core Bond Products LLC,
   as depositor,                  , as trustee and securities intermediary,
   and                      , as administrative agent, for the purpose of
   issuing the certificates; and

o  will issue and sell a single class of certificates to investors.

The certificates offered hereby:

o will represent undivided beneficial interests in the assets of the trust, which will initially consist solely of:

        o the debt securities of the issuers referred to in this prospectus supplement; and

        o  any payments on those debt securities;

o will entitle each holder to receive a pro rata share (after payment of required trust expenses and reserves) of:

        o  interest payments received by the trustee with respect to the
            underlying debt securities payable on [                   and
                 ] of each year, beginning                    ;

        o principal, premium, if any, and interest payments received by the trustee with respect to the underlying debt securities on their
            stated maturity date on                     [or any earlier
            redemption date]; and

        o any underlying debt securities or, upon the election of any certificate holder, the net proceeds from the sale of those underlying debt securities, in the event those underlying debt securities are removed from the assets of the trust under the circumstances described in the accompanying prospectus;

o  will initially have a distribution rate, after payment of required trust
   expenses and reserves, of    % per year; and

o will not represent an obligation of the depositor, the trustee or any other entity.

     The principal amount of underlying debt securities of any single issuer to be held as assets of the trust will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

You should review the information in the section entitled "Risk Factors" beginning on page 3 of the accompanying prospectus prior to making a decision to invest in the certificates.

                                                   Initial                       Final
                                                  Aggregate       Initial      Scheduled
                                                  Principal    Distribution   Distribution    Price to      Proceeds to
                    Title                          Balance         Rate           Date        Public(1)       Trust(2)
----------------------------------------------  -------------  ------------   ------------  ------------   -------------
Pass-Through Certificates.....................  $                     %                     $              $

-------------
(1)  Plus accrued distributions, if any, from                     , if
     settlement occurs after that date.
(2) The underwriters will not receive any discount in purchasing the certificates from the trust for resale to investors.
                            ______________________

Neither the Securities and Exchange Commission nor any state securities commission or other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[Application has been made to list the certificates on the exchange.]

The certificates are being offered by this prospectus supplement and accompanying prospectus to investors through the underwriters referred to below in an underwritten offering. The underlying debt securities are also being offered simultaneously to the depositor through the underwriters in separate underwritten offerings. As a result, each underwriter is a statutory underwriter within the meaning of the Securities Act of 1933 with respect to its initial sales of certificates and underlying debt securities.

It is expected that delivery of the certificates will be made to investors in book-entry only form through the facilities of The Depository Trust Company for the accounts of its participants[, including Euroclear Bank S.A./N.V., as operator of the Euroclear System, and Clearstream Banking, societe anonyme,]
on or about                      .

                            ______________________

Banc of America Securities LLC                                        JPMorgan
                            ______________________


             The date of this prospectus supplement is        .

                                                  Table of Contents

                                                PROSPECTUS SUPPLEMENT


IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
     SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.................................................................S-3
SUMMARY.........................................................................................................S-5
FORMATION OF THE TRUST.........................................................................................S-15
USE OF PROCEEDS................................................................................................S-15
SUPPLEMENTAL DESCRIPTION OF THE UNDERLYING DEBT SECURITIES.....................................................S-15
SUPPLEMENTAL DESCRIPTION OF THE CERTIFICATES...................................................................S-17
SUPPLEMENTAL DESCRIPTION OF THE TRUST AGREEMENT................................................................S-19
UNDERWRITING...................................................................................................S-19
[LISTING AND GENERAL INFORMATION]..............................................................................S-21
RATINGS........................................................................................................S-22
LEGAL MATTERS..................................................................................................S-23
WHERE YOU CAN FIND MORE INFORMATION............................................................................S-23


                                                     PROSPECTUS

ABOUT THIS PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT....................................................2
WHERE YOU CAN FIND MORE INFORMATION...............................................................................2
RISK FACTORS......................................................................................................3
THE DEPOSITOR.....................................................................................................8
FORMATION OF THE TRUSTS...........................................................................................8
USE OF PROCEEDS...................................................................................................8
DESCRIPTION OF THE UNDERLYING DEBT SECURITIES.....................................................................9
DESCRIPTION OF THE CERTIFICATES..................................................................................12
DESCRIPTION OF THE TRUST AGREEMENT...............................................................................21
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES....................................................................25
CERTAIN ERISA CONSIDERATIONS.....................................................................................29
PLAN OF DISTRIBUTION.............................................................................................32
LEGAL MATTERS....................................................................................................32

  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                        AND THE ACCOMPANYING PROSPECTUS

     In connection with making a decision to invest in the certificates of Core Investment Grade Bond Trust [ ], which we refer to herein as the "trust," offered pursuant to this prospectus supplement, which we refer to herein as the "certificates," you should rely only on the information that is included or incorporated by reference in this prospectus supplement and the accompanying prospectus. Neither we nor any underwriter has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the depositor nor any underwriter is making an offer to sell the certificates or soliciting an offer to buy the certificates in any jurisdiction where the offer or sale is not permitted. You should not assume that the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the front cover pages of this prospectus supplement or the accompanying prospectus or the date of such information herein or therein specified, as the case may be.

     This prospectus supplement and the accompanying prospectus provide only selected summary information with respect to the debt securities of the issuers referred to in this prospectus supplement that constitute the assets of the trust, which we refer to herein as the "underlying debt securities." More detailed information relating to the underlying debt securities and their issuers will be included or incorporated by reference in the prospectuses and supplements thereto or other offering documents relating to the offering and sale of the underlying debt securities of each related issuer, copies of which the underwriters have agreed to deliver directly to purchasers of certificates initially acquired by them from the trust. However, information that is included or incorporated by reference in those prospectuses and supplements thereto or other offering documents is not, and shall not be deemed to be, a part of this prospectus supplement or the accompanying prospectus in any respect.

     [The depositor accepts responsibility for the accuracy and completeness of the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus. The depositor confirms that this prospectus supplement and the accompanying prospectus, including the information herein or therein incorporated by reference, contain all information regarding the depositor, the trust and the terms of the certificates that is material to investors in the certificates, that the information that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate and complete in all material respects as of the date on the front cover pages of this prospectus supplement or the accompanying prospectus or the date of such information herein or therein specified, as the case may be, and is not misleading in any material respect and that, to the knowledge of the depositor, the depositor has not omitted any information that would make any statement that is included or incorporated by reference in this prospectus supplement or the accompanying prospectus misleading in any material respect. This prospectus supplement and the accompanying prospectus, as well as the information herein or therein incorporated by reference, include information designed to comply with the rules governing the listing of securities on the [applicable exchange]. The [applicable exchange] takes no responsibility for the contents of this prospectus supplement or the accompanying prospectus, including the information herein or therein incorporated by reference, makes no representation as to the accuracy or completeness of the information included or incorporated by reference in this prospectus supplement or the accompanying prospectus and expressly disclaims any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this prospectus supplement or the accompanying prospectus, including the information herein or therein incorporated by reference.

     The trust is a collective investment scheme as defined in the Financial Services and Markets Act 2000 of the United Kingdom, which we refer to herein as the "FSMA," and has not been authorized or otherwise recognized or approved by the United Kingdom's Financial Services Authority. Accordingly, the trust is an unregulated collective investment scheme and the certificates cannot be marketed in the United Kingdom to the general public.

     Any distribution of this prospectus supplement or the accompanying prospectus by persons that are not authorized persons under the FSMA will be made only to, or directed only at, persons that (i) are outside the United Kingdom, (ii) have professional experience in matters relating to investments or (iii) are persons falling within Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001, which we refer to herein as "FPO persons." Any distribution of this prospectus supplement or the accompanying prospectus by persons that are authorized persons under the FSMA will be made only to, or directed only at, persons that (a) are outside the United Kingdom, (b) have professional experience in participating in unregulated collective investment schemes or (c) are persons falling within Article 22(2)(a) to (d) of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001, which we refer to herein as "PCIS persons" and, together with the FPO persons, as "relevant persons." This prospectus supplement and the accompanying prospectus must not be acted or relied on by any person who is not a relevant person. Any investment or investment activity to which this prospectus supplement or the accompanying prospectus relates, including any investment in the certificates, is available only to relevant persons and may only be, and will only be, engaged in with relevant persons.

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme in connection with an investment in the certificates.]

     Given the complexity of the transaction contemplated by this prospectus supplement and the accompanying prospectus, you are urged to consult your own attorneys, business advisors and tax advisors for legal, business and tax advice regarding a decision to invest in the certificates.

     For 90 days following the date of this prospectus supplement, all dealers selling the certificates are required to deliver a copy of this prospectus supplement and the accompanying prospectus to their potential investors. This is in addition to the obligation of the underwriters to deliver a copy of this prospectus supplement and the accompanying prospectus to their potential investors in connection with resales of certificates initially purchased from the trust.

     The depositor reserves the right to withdraw, cancel or modify the offering of certificates without notice. In the event that the sale through the underwriters to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale (which consist of the delivery of closing certificates and legal opinions and other customary closing conditions and documentation), the depositor and the underwriters have agreed that the aggregate principal balance of the certificates offered by this prospectus supplement will be reduced in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold through the underwriters to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities through the underwriters to the depositor, the offering of certificates pursuant to this prospectus supplement shall terminate.

                                    SUMMARY

     This summary highlights certain of the material terms of the certificates being issued by the trust and of the underlying debt securities of the related issuers. It does not contain all of the information that you need to consider in making a decision to invest in the certificates. As a result, you should carefully read in full this prospectus supplement and the accompanying prospectus, and the prospectuses or other offering documents relating to the underlying debt securities of each related issuer, copies of which each underwriter has agreed with the related issuers to deliver directly to purchasers of certificates initially acquired by it from the trust.

The Trust...................................     Core Bond Products LLC, as depositor,                     , as trustee,
                                                 and                        , as administrative agent, will form the Core
                                                 Investment Grade Bond Trust [ ] pursuant to the trust agreement.

Securities Offered..........................     Pass-Through Certificates of the Core Investment Grade Bond Trust [ ].

                                                 The certificates will be issued by the trust pursuant to the trust agreement and will represent, in the aggregate, the entire undivided beneficial ownership interest in the assets of the trust, which will initially consist solely of (a) the senior or subordinated debt securities of issuers that meet the eligibility requirements set forth under "Description of the
                                                 Underlying Debt Securities--Eligibility" in the accompanying prospectus, in each case, as specified under "Description of the Underlying Debt
                                                 Securities--Composition" in this prospectus supplement and (b) any payments on or with respect to those debt securities.

                                                 The principal amount of underlying debt securities of any single issuer to be held as assets of the trust will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust. The aggregate principal balance of the certificates will at all times equal the aggregate outstanding principal amount of the underlying debt securities which then constitute the assets of the trust. The certificates will not constitute an obligation of the depositor, the trustee or any other entity.

Initial Aggregate Principal  Balance of
Certificates................................     $.....................

Initial Issue Date of Certificates..........                        .

Final Scheduled Distribution Date of
Certificates................................                        .

Depositor...................................     Core Bond Products LLC, a wholly-owned limited purpose subsidiary of
                                                 NationsBanc Montgomery Holdings Corporation and an affiliate of Banc of America Securities LLC.

Trustee.....................................                                                , as trustee for the
                                                 holders of the certificates.

Administrative Agent........................                   will act as the administrative agent in conducting
                                                 sales of underlying debt securities upon request by one or more certificate holders upon removal of those underlying debt
                                                 securities from the



                                                             S-5

                                                 assets of the trust under the circumstances described under "Description of the Certificates--Removal of Underlying Debt Securities" in the accompanying prospectus.

Deposited Assets............................     The assets of the trust will initially include the underlying debt securities of the issuers referred to under "Description of the Underlying Debt Securities--Composition" in this prospectus supplement.  See "Description of the Certificates--Removal of
                                                 Underlying Debt Securities" and "Description of the Trust
                                                 Agreement--Assignment of Claims; Distribution of Underlying Debt
                                                 Securities" in the accompanying prospectus for a discussion of the circumstances under which underlying debt securities may be removed from the assets of the trust [and "Description of the
                                                 Certificates--Optional Redemption of Underlying Debt Securities"
                                                 in this prospectus supplement for a discussion of the
                                                 circumstances under which underlying debt securities may be redeemed at the option of the related issuers].

Underlying Debt Securities..................     The underlying debt securities will initially have an aggregate
                                                 principal amount of $                 .  Each of the underlying
                                                 debt securities, other than the underlying debt securities issued by GSEs, will have been previously registered for sale by the related issuer under the Securities Act.  The stated
                                                 maturity date of the underlying debt securities will
                                                 be                  [, although substantially all of the
                                                 underlying debt securities will be redeemable, in whole or in part, prior to their stated maturity at the option of the
                                                 related issuer at the redemption price applicable to those underlying debt securities].  The underlying debt securities will require each related issuer to make interest payments on
                                                 [                      and                 ] of each year,
                                                 beginning          , subject to the business day conventions for
                                                 those underlying debt securities, and will initially have a
                                                 weighted average interest rate of     % per year.

                                                 [Except as otherwise indicated below, e][E]ach of the underlying debt securities will be an unsecured obligation of the related issuer. Underlying debt securities that are:

                                                 o   [senior secured obligations of the related issuers as indicated below will effectively rank senior to all unsecured indebtedness of the particular issuer (to the extent of the collateral securing those obligations);]

                                                 o   [senior unsecured obligations of the related issuers as indicated below will rank equally with all other senior unsecured indebtedness of the particular issuer and senior to all subordinated indebtedness of that issuer;]

                                                 o   [subordinated obligations of the related issuers as indicated below will rank junior to all senior indebtedness of the particular issuer, as defined in those subordinated obligations]; [and]

                                                 o   [unsecured obligations of the related issuers will effectively rank junior to all secured indebtedness of the particular issuer (to the extent of the collateral securing that indebtedness)].



                                                             S-6

                                                 All underlying debt securities will effectively rank junior to all liabilities and preferred equity of the particular issuer's subsidiaries.

                                                 As of the date of this prospectus supplement, the following information will apply to the underlying debt securities that the related issuers have agreed to sell through the underwriters to the depositor:



-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                     Non-U.S.
                                       Day                          % of                Make-Whole   Company/
                                      Count   Interest  Principal  Aggregate            Redemption/ Withholding
                           Coupon/   Conven-   Payment   Amount    Principal  Maturity  Redemption  Redemption Moody's S&P   Fitch
Issuer      CUSIP   Rank   Formula     tion    Date(s)   ($ MM)     Amount      Date      Price       Option   Rating Rating Rating
----------- ------- ----   --------  -------- -------- ---------- ----------  -------- ------------ ---------- ------ ------ ------


















                                                       ========== ==========




Aggregate Principal
 Amount



-----------------------------------------------------------------------------------------------------------------------------------
        o



                                                 As of the date of this prospectus supplement, the following information will apply to the overall composition of the underlying debt securities that the related issuers have agreed to sell through the underwriters to the depositor:

                                                 Number of issuers:................................
                                                 Aggregate principal amount:.......................$
                                                 Average principal amount:.........................$
                                                 Largest principal amount:.........................$
                                                 Weighted average interest rate:...................     % per year
                                                 [Senior secured debt].............................     %
                                                 [Senior unsecured debt]...........................     %
                                                 [Subordinated debt]...............................     %


                                                 Notwithstanding the foregoing, in the event that the sale through the underwriters to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale, the depositor and the underwriters have agreed that the aggregate principal balance of the certificates offered by this prospectus supplement will be reduced in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold through the underwriters to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. After giving effect to the reduction in aggregate principal balance of certificates offered by this prospectus supplement as a result of any such failure, the aggregate principal amount of the underlying debt securities of any single issuer will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities through the underwriters to the depositor, the offering of certificates pursuant to this prospectus supplement shall terminate.

Removal of Underlying Debt Securities.......     If (a) the rating of the underlying debt securities of any single issuer is downgraded below "BBB-" by Standard & Poor's
                                                 Ratings Services, or  "S&P," "Baa3" by Moody's Investors
                                                 Service, Inc., or "Moody's," or               by              ,
                                                 or            , or is withdrawn by S&P, Moody's
                                                 or                 , each of which we refer to herein as a
                                                 "downgrade event," (b) an issuer of underlying debt securities representing 10% or more of the aggregate principal amount of all underlying debt securities held as assets of the trust is, at any time, not filing periodic reports under the Exchange Act, in the case of an issuer that is a reporting company, or is not making its information publicly available, in the case of an issuer that is a GSE, and, in any such case, the obligations of that related issuer



                                                             S-9

                                                 are not (1) fully and unconditionally guaranteed by an eligible issuer (and all requirements of Rule 3-10 of Regulation S-X are satisfied) or (2)
                                                 assumed by an eligible issuer, which we refer to herein as a "non-filing event," or (c) an event of default has occurred with respect to any underlying debt securities, which we refer to herein as a "default event,"
                                                 then the trustee, within two business days following its receipt of written notice from the applicable underlying debt security indenture trustee or fiscal agent or the trustee's actual knowledge of a payment default, in the case of a default event, or from the administrative agent, in the case of a downgrade event or a non-filing event, will notify certificate holders of such event and, within twelve business days following its receipt of such written notice or its actual knowledge of a payment default, will remove the related underlying debt securities from the assets of the trust and, subject to the following sentence, will distribute them to the certificate holders on a pro rata basis. If, however, an individual certificate holder elects within three business days of its receipt of notice to sell its pro rata share of those underlying debt securities, the trustee will deliver those underlying debt securities to the administrative agent for sale. The administrative agent will then use its reasonable efforts to sell each such certificate holder's pro rata share of those underlying debt securities and will deliver the proceeds received from each of those sales (less expenses payable to the administrative agent), if any, to the trustee for distribution to the applicable certificate holders. In the event the administrative agent does not receive at least three bids to purchase those underlying debt securities prior to the close of business on the fifth business day after the trustee has notified certificate holders of the related removal event, the administrative agent will deliver those underlying debt securities to the trustee for distribution to the related certificate holders. If the trustee cannot distribute underlying debt securities that are to be distributed to certificate holders because of the failure to satisfy the minimum authorized denomination requirements of those underlying debt securities, the trustee will deliver those underlying debt securities to the administrative agent, which will use its reasonable efforts to sell each such certificate holder's pro rata share of those underlying debt securities. Upon sale, the administrative agent will promptly deliver the proceeds received from each of those sales (without any deduction for expenses of the administrative agent) to the trustee for distribution to the related certificate holders. In the event the administrative agent does not receive at least three bids to purchase those underlying debt securities prior to the close of business on the second business day following its receipt of all of those underlying debt securities, the administrative agent will sell those underlying debt securities to the highest bidder of the bids received. For information on the sale procedures applicable to underlying debt securities, see
                                                 "Description of the Certificates--Sale Procedures" in the accompanying prospectus.

                                                 Each certificate holder's aggregate principal balance will be reduced in an amount equal to its pro rata share of the principal amount of the underlying debt securities that are being removed from the assets of the trust upon the occurrence of a downgrade event, a non-filing event or a default event, each of which we refer to herein as a "removal event."



                                                            S-10

Scheduled Interest Distributions............     On each business day on which the trustee receives scheduled payments of interest on the underlying debt securities, which we refer to herein collectively as "interest distribution dates,"
                                                 each certificate holder will be entitled to receive, to the extent received by the trustee and after payment of required trust expenses and reserves, a pro rata share of those interest payments.  Interest will be payable [semiannually] in arrears on
                                                 the underlying debt securities on [            and             ]
                                                 of each year, beginning            , subject to the business day
                                                 conventions of those underlying debt securities.  The
                                                 certificates will initially have a distribution rate, after
                                                 payment of required trust expenses and reserves, of       % per
                                                 year, except as otherwise contemplated herein.

Scheduled Principal Distributions...........     Upon the stated maturity of the underlying debt securities on
                                                                 , which we refer to herein as the "final scheduled
                                                 distribution date," unless [redeemed at the option of the related issuer prior to that date in accordance with their terms or] removed from the assets of the trust under the circumstances described under "Description of the Certificates--Removal of Underlying Debt Securities" and
                                                 "Description of the Trust Agreement--Assignment of Claims; Distribution
                                                 of Underlying Debt Securities" in the accompanying prospectus, each certificate holder will be entitled to receive a pro rata share, to the extent received by the trustee, of any payment of principal and any premium and interest with respect to those underlying debt securities.

                                                 Each certificate holder's aggregate principal balance will be reduced in an amount equal to its pro rata share of the principal amount of the underlying debt securities paid at their maturity on the final scheduled distribution date, exclusive of any premium.

Special Distributions.......................     If the trustee receives a payment with respect to any underlying debt securities [(a)] after the date on which that payment was due [or (b) as a result of the optional redemption of those underlying debt securities, in whole or in part, by the related issuer prior to their stated maturity date,] the trustee will make a special pro rata distribution of that payment to the certificate holders on the business day following receipt of such payment, which we refer to herein as a "special
                                                 distribution date."  If the applicable payment relates to
                                                 overdue principal [, in the case of clause (a), or in any
                                                 circumstance specified in clause (b),] each certificate holder's aggregate principal balance will be reduced in an amount equal to its pro rata share of the principal amount of the underlying debt securities paid after the final scheduled distribution date
                                                 [or upon redemption (exclusive of any premium), as the case may be].

Record Dates................................     Distributions on the certificates on an interest distribution date other than the final scheduled distribution date will be made to holders as of the "record date" for that interest
                                                 distribution date, which will be the [               or
                                                                 ] (whether or not a business day), as the
                                                 case may be, immediately preceding that interest distribution date, while distributions on the certificates on a special distribution date [resulting from the failure of the related issuer of any underlying debt securities to make a required payment on their due date] will be made to holders as of the
                                                 "record date" for that special distribution date, which will be the



                                                            S-11

                                                 calendar day (whether or not a business day) immediately preceding that special distribution date. Distributions on the certificates on the final scheduled distribution date [, on a special distribution date resulting from the optional redemption of underlying debt securities] or upon the occurrence of an event requiring removal of underlying debt securities from the assets of the trust will be made against presentation and surrender of those certificates.

Trust Expenses..............................     On each interest distribution date, the trustee will designate as trust expenses an amount equal to the product of (i) the aggregate principal balance of the outstanding certificates on the business day immediately preceding that interest
                                                 distribution date and  (ii)         %, which we refer to herein
                                                 as the "available expense amount."  In the event that actual trust expenses for the distribution period applicable to that interest distribution date are less than the available expense amount for that distribution period, the balance will be
                                                 deposited in a segregated interest-bearing reserve account, which we refer to herein as the "expense reserve account," and applied to the payment of actual trust expenses in future
                                                 distribution periods.  In the event that actual trust expenses for the distribution period applicable to that interest
                                                 distribution date exceed the available expense amount for that distribution period, the trustee will apply funds on deposit in the expense reserve account, if any, to the payment of those excess actual trust expenses.  In the event that actual trust expenses for that distribution period exceed the available expense amount and all funds on deposit in the expense reserve account, then the depositor shall be obligated to satisfy those expenses in an amount for that distribution period equal to
                                                 $          minus the sum of the available expense amount for that
                                                 distribution period and funds on deposit in the expense reserve account that the trustee is required to apply or has applied, as the case may be, to the payment of actual trust expenses for that distribution period.  These amounts paid by the depositor
                                                 will be reimbursed by                          .  In the event
                                                 that actual trust expenses for that distribution period remain unpaid after applying the procedures described above, those expenses will be payable by certificate holders on a pro rata basis in the form of deductions from each certificate holder's allocable share of interest collections received by the trustee on the applicable interest distribution date.  In the event that all actual trust expenses upon the final distribution to
                                                 certificate holders of all amounts due on the underlying debt securities are paid in full, all funds on deposit in the expense reserve account will be distributed to certificate holders on a pro rata basis.

Form and Denomination.......................     The certificates will be represented by global certificates deposited with the trustee as custodian for The Depository Trust
                                                 Company, or "DTC," and registered in the name of Cede & Co. or another nominee designated by DTC.  The certificates will be issued and delivered in book-entry only form through the
                                                 facilities of DTC for the accounts of its participants[,
                                                 including Euroclear Bank S.A./N.V., as operator of the Euroclear
                                                 System, or "Euroclear," and Clearstream Banking, societe
                                                 anonyme, or "Clearstream Luxembourg,"] except in limited
                                                 circumstances described under



                                                            S-12

                                                 "Description of the Certificates --Definitive Certificates" in the
                                                 accompanying prospectus.

                                                 The certificates will be denominated in, and distributions on the certificates will be payable in, [U.S. dollars].  The
                                                 certificates will be issued in denominations of $[1,000].

Listing.....................................     [The certificates will not be listed on any securities
                                                 exchange.]  [Application has been made to list the certificates on the [applicable exchange].  No assurance can be given that such listing will be granted.]

Absence of Market for the
Certificates................................     The certificates will be a new issue of securities for which currently there is no market. [As a result,] [Although application has been made to list the
                                                 certificates on the               , there can be no assurance that this listing
                                                 will be granted. In addition,] there can be no assurance that any trading market for the certificates will develop or be maintained or be liquid.
                                                 Although the underwriters have indicated that they intend to make a market in the certificates in a manner permitted under applicable securities laws, they are not obligated to do so, and any such market-making activity may be discontinued at any time without notice to the holders of the certificates.

Plan of Distribution........................     The certificates are being offered to investors through the underwriters in an underwritten offering.

Material U.S. Federal Income
Tax Consequences............................     In the opinion of Sidley Austin Brown & Wood LLP, tax counsel to the trust, the trust will not be classified as a corporation or publicly traded partnership taxable as a corporation for U.S.
                                                 federal income tax purposes.  See "Material U.S. Federal Income
                                                 Tax Consequences" in the accompanying prospectus.

ERISA Considerations........................     An investor in the certificates that is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974,
                                                 as amended ("ERISA"), including an individual retirement
                                                 account, should consult its advisors concerning the ability of such plan to purchase certificates under ERISA or the Internal
                                                 Revenue Code of 1986, as amended.  See "Certain ERISA
                                                 Considerations" in the accompanying prospectus.

Ratings.....................................     Upon issuance, the certificates are expected to be rated "     "
                                                 by Moody's, "      " by S&P and "     " by Fitch Ratings, or
                                                 "Fitch".  A rating of the certificates is not a recommendation to purchase, hold or sell them.  In addition, there can be no assurance that a rating of the certificates will remain for any given period of time or that a rating will not be downgraded or withdrawn entirely by a rating agency if, in its judgment, circumstances in the future so warrant.  See "Ratings" in this prospectus supplement.

Risk Factors................................     See "Risk Factors" in the accompanying prospectus for a
                                                 discussion of the factors you should carefully consider prior to making a decision to invest in the certificates.

     This prospectus supplement and accompanying prospectus provide only selected summary information with respect to the underlying debt securities of the related issuers. More detailed information relating to the underlying debt securities and their issuers will be included or incorporated by reference in the prospectuses and supplements thereto or other offering documents relating to the offering and sale of the underlying debt securities of each related issuer, copies of which the underwriters have agreed to deliver directly to purchasers of certificates initially acquired by them from the trust. However, the information included or incorporated by reference in those prospectuses and supplements thereto or other offering documents is not, and shall not be deemed to be, a part of this prospectus supplement or the accompanying prospectus in any respect.

                            FORMATION OF THE TRUST

     The trust will be a New York common law trust formed on the initial issue date of the certificates pursuant to a trust agreement, to be dated as
of                   , among the depositor, the trustee and the administrative
agent. The trust agreement will provide for the operation of the trust in accordance with the description set forth herein and in the accompanying prospectus.

                               USE OF PROCEEDS

     The proceeds from the sale of the certificates are expected to be
$               . All of such proceeds will be used to purchase the underlying debt securities without deduction for any discounts or expenses. No discounts will be payable to any underwriter purchasing certificates from the trust for resale to investors. Furthermore, expenses of the offering will be paid by the underwriters.

          SUPPLEMENTAL DESCRIPTION OF THE UNDERLYING DEBT SECURITIES

     This prospectus supplement and the accompanying prospectus contain limited information with respect to the underlying debt securities of the related issuers since they relate only to the certificates. Relevant information is included or incorporated by reference in the prospectuses or other offering documents of the related issuers relating to the offering and sale of their underlying debt securities. The underwriters, in their capacity as underwriters of the underlying debt securities of each such issuer, have agreed to deliver these prospectuses and other offering documents directly to purchasers of certificates initially acquired by them from the trust, although the information included or incorporated by reference therein is not a part of this prospectus supplement or the accompanying prospectus in any respect.

     The trust will not have any assets other than underlying debt securities from which to make distributions on the certificates. Consequently, the ability of certificate holders to receive distributions with respect to the certificates will depend entirely on the trust's receipt of payments on the underlying debt securities from the related issuers. Prospective purchasers of the certificates should consider carefully the business, prospects, financial condition and results of operations of the issuers of the underlying debt securities and their respective abilities to make payments on their underlying debt securities.

Composition

     The principal amount of underlying debt securities of any single issuer to be held as assets of the trust will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

     As of the date of this prospectus supplement, the following information will apply to the underlying debt securities that the related issuers have agreed to sell through the underwriters to the depositor:



-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                     Non-U.S.
                                       Day                          % of                Make-Whole   Company/
                                      Count   Interest  Principal  Aggregate            Redemption/ Withholding
                           Coupon/   Conven-   Payment   Amount    Principal  Maturity  Redemption  Redemption Moody's S&P   Fitch
Issuer      CUSIP   Rank   Formula     tion    Date(s)   ($ MM)     Amount      Date      Price       Option   Rating Rating Rating
----------- ------- ----   --------  -------- -------- ---------- ----------  -------- ------------ ---------- ------ ------ ------


















                                                       ========== ==========




Aggregate Principal
 Amount



-----------------------------------------------------------------------------------------------------------------------------------
        o



     As of the date of this prospectus supplement, the following information will apply to the overall composition of the underlying debt securities that the related issuers have agreed to sell through the underwriters to the depositor:

Number of issuers:.....................................
Aggregate principal amount:............................     $
Average principal amount:..............................     $
Largest principal amount:..............................     $
Weighted average interest rate:........................         % per year
[Senior secured debt:].................................         %
[Senior unsecured debt:]...............................         %
[Subordinated debt:]...................................         %

     Notwithstanding the foregoing, in the event that the sale through the underwriters to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale, the depositor and the underwriters have agreed that the aggregate principal balance of the certificates offered by this prospectus supplement will be reduced in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold through the underwriters to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. After giving effect to the reduction in aggregate principal balance of certificates offered by this prospectus supplement as a result of any such failure, the aggregate principal amount of the debt securities of any underlying issuer will represent, at the initial issue date of the certificates, less than 10% of the aggregate principal amount of all underlying debt securities. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities through the underwriters to the depositor, the offering of certificates contemplated hereby shall terminate.

Terms

     Interest on each of the underlying debt securities will accrue at an annual interest rate or formula applicable thereto (including day count convention), as specified above under "--Composition" and will be payable
[semiannually] in arrears on each [              and               ] of each
year, beginning                , subject to the business day conventions for
those underlying debt securities. See "Description of the Certificates--Collections and Distributions" in the accompanying prospectus.
Each of the underlying debt securities will mature on                .
[However, [substantially all] the related issuers of the underlying debt securities will have the right to redeem the related underlying debt securities, in whole or in part, at any time prior to their stated maturity at the redemption price applicable to those underlying debt securities, as specified above under "--Composition". [Except for limited circumstances in which underlying debt securities of non-U.S. companies may be redeemed in whole at par upon the occurrence of certain tax withholding events, a][A]ll redemption prices for underlying debt securities that are subject to redemption prior to maturity at the option of the related issuers will include a customary make-whole premium.]

                 SUPPLEMENTAL DESCRIPTION OF THE CERTIFICATES

     The certificates will be issued pursuant to a trust agreement among the depositor, the trustee and the administrative agent. See "Supplemental Description of the Trust Agreement" in this prospectus supplement and "Description of the Trust Agreement" in the accompanying prospectus. The certificates will represent in the aggregate all of the beneficial ownership interests in the assets of the trust, which will initially consist of (a) the underlying debt securities and (b) all payments on or collections with respect to the underlying debt securities. All payments on the underlying debt securities received by the trust, after payment of required trust expenses and reserves, will be "passed through" to certificate holders. See "Description of the Certificates--Removal of Underlying Debt Securities" and "Description of the Trust Agreement--Assignment of Claims; Distribution of Underlying Debt Securities" in the accompanying prospectus for a discussion of the circumstances under which underlying debt securities may be removed from the assets of the trust [and "Description of the Certificates--Optional Redemption of the Underlying Debt Securities" for a discussion of the circumstances under which underlying debt securities may be redeemed at the option of the related issuers]. The assets of the trust will be held by or on behalf of the trustee for the benefit of the holders of the certificates.

     The certificates will not represent an obligation of the depositor, the trustee or any other entity.

     The certificates will be denominated in, and distributions on the certificates will be payable in, [U.S. dollars]. The certificates will be issued in denominations of [$1,000].

Nature of the Certificates

     The certificates will entitle their holders to receive distributions from payments by the related issuers on the underlying debt securities then held by the trust, but only to the extent of such payments if and when made. If any issuer fails to make any required payment on its underlying debt securities then held by the trust, then the trust will not be able to distribute any amounts with respect to that payment to the holders of the certificates. All of the certificates will share in payments and losses on the underlying debt securities on a pro rata basis. As used herein with respect to the certificates, the term "pro rata basis," or any similar term, is determined by reference to the respective principal balances of the certificates held by holders.

     Because the certificates will represent beneficial ownership interests in the assets of the trust, and will not be debt instruments that are obligations of the depositor, the trustee or any other entity, they technically will not have a principal amount that must be repaid or bear any interest. However, because the distributions on the certificates primarily will represent distributions of principal of and premium, if any, and interest on trust assets that are debt instruments, for convenience, we often refer in this prospectus supplement to distributions that represent a return of an initial investment or a premium on an initial investment as "principal" and to distributions that represent the yield on an investment as "interest," in accordance with customary market practice.

     The depositor, any underwriter or an affiliate of the depositor or any underwriter may purchase certificates at any time and at any price in the open market or otherwise.

Collections and Distributions

     On each interest distribution date, which is expected to be [
               and               ] of each year, beginning             ,
subject to the business day conventions for the underlying debt securities, each certificate holder will be entitled to receive, to the extent received by the trustee and after payment of required trust expenses and reserves, a pro rata share of interest payments on the underlying debt securities from the related issuers. If a date on which the trustee receives funds with respect to the underlying debt securities is not a business day, distributions on the certificates will be made on the next succeeding business day without any additional payment. In the context of the certificates, the term "business day" means any day other than a Saturday, Sunday or other day on which commercial banks are obligated or authorized by law, executive order or regulation to be closed in The City of New York.

     The certificates will initially have a distribution rate, after payment
of required trust expenses and reserves, of          % per year. Each of the
underlying debt securities will mature on, and, correspondingly, the payment of 100% of the aggregate principal balances of the outstanding certificates is
scheduled to occur on,                [, subject to the rights of substantially
all of the issuers of underlying debt securities to redeem their underlying debt securities, in whole or in part, at any time prior to their stated maturity at the redemption price applicable to those underlying debt securities]. Upon (a) the stated maturity [or earlier redemption] of any underlying debt securities or (b) the occurrence of a removal event resulting in the sale of any underlying debt securities upon the request of one or more certificate holders, each applicable certificate holder will be entitled to receive a pro rata share, to the extent received by the trustee, of any payment of principal and any premium and interest with respect to those underlying debt securities, in the case of clause (a), or any proceeds received upon the sale of those underlying debt securities, in the case of clause (b). [In the case of the redemption of any underlying debt securities by a related issuer, each certificate holder's aggregate principal balance will be reduced by an amount equal to its pro rata share of the principal amount of the underlying debt securities paid upon redemption, exclusive of any premium.] Upon the distribution of any underlying debt securities to one or more certificate holders under the circumstances described under "Description of the Certificates--Removal of Underlying Debt Securities" or "Description of the Trust Agreement--Assignment of Claims; Distribution of Underlying Debt Securities" in the accompanying prospectus, each applicable certificate holder will be entitled to receive a pro rata share of those underlying debt securities.

     Except as otherwise provided in this prospectus supplement or the accompanying prospectus, collections of payments on the underlying debt securities that are received by the trustee will be deposited from time to time into a segregated account maintained or controlled by the trustee for the benefit of the holders of the certificates. On each interest distribution date and the final scheduled distribution date, the trustee will apply those collections in the order of priority set forth under "Description of the Certificates--Collections and Distributions" in the accompanying prospectus, solely to the extent of Available Funds, as defined under "Description of the Certificates--Collections and Distributions" in the accompanying prospectus, on such distribution date.

     If the trustee receives a payment on any underlying debt securities [(a)] after the date on which that payment was due [or (b) as a result of the optional redemption of those underlying debt securities by the related issuer
prior to their stated maturity on               ], then the trustee will make
a special pro rata distribution of that payment on the business day following receipt of that payment. No additional amounts will accrue on the certificates or be owed to certificate holders as a result of any delay in payment [referred to in clause (a) above]; provided, however, that any additional interest owed and paid by the related issuer of those underlying debt securities to the trustee as a result of a delay shall be distributed to the certificate holders on a pro rata basis.

     Distributions on the certificates each interest distribution date other than the final scheduled distribution date and on each special distribution date [resulting from the failure of the related issuer of any underlying debt securities to make a required payment on their due date] will be made to each certificate holder as of the record date preceding such interest distribution date or special distribution date, as the case may be, by check mailed to each such certificate holder at its address of record. Principal, premium, interest and other distributions on the certificates on the final scheduled distribution date[, on any special distribution date resulting from the optional redemption of underlying debt securities] or upon the occurrence of an event requiring removal of underlying debt securities from the assets of the trust will be made in immediately available funds against presentation and surrender of those certificates. Notwithstanding the foregoing, distributions on certificates represented by a global certificate will be made to DTC or its nominee, as holder of such global certificate, as described below under "--Book-Entry Issuance."

[Notices

     In addition to any notices mailed in accordance with the procedures set forth in the accompanying prospectus, so long as the certificates are listed on the [applicable exchange], notices will also be made by publication in an
authorized newspaper in                  , which is expected to be the
                 . Any notice in a                               authorized
newspaper will be deemed to have been given on the date of publication or, if published more than once, on the date of the first publication.]

                SUPPLEMENTAL DESCRIPTION OF THE TRUST AGREEMENT

                   will act as trustee for holders of the certificates pursuant to the trust agreement. The trustee will be entitled to receive a fee for its services as trustee for holders of the certificates. In addition, the trustee will incur legal, accounting, rating agency and other expenses from time to time on behalf of the trust. The trustee's offices are currently located at
                    and its telephone number is                .

     On each interest distribution date, the trustee will designate as trust expenses an amount equal to the product of (i) the aggregate principal balance of the outstanding certificates on the business day immediately preceding that
interest distribution date and (ii)      %, which we refer to in this
prospectus supplement and the accompanying prospectus in respect of the certificates as the "available expense amount." In the event that actual trust expenses for the distribution period applicable to that interest distribution date are less than the available expense amount for that distribution period, the balance will be deposited in a segregated interest-bearing reserve account, which we refer to as the "expense reserve account," and applied to the payment of actual trust expenses of the trust in future distribution periods. In the event that actual trust expenses for the distribution period applicable to that interest distribution date exceed the available expense amount for that distribution period, the trustee will apply funds on deposit in the expense reserve account, if any, to the payment of such excess actual trust expenses. In the event that actual trust expenses for a distribution period exceed the available expense amount and all funds on deposit in the expense reserve account, then the depositor shall be obligated to satisfy those expenses in an amount for that distribution period equal to $
minus the sum of the available expense amount for that distribution period and funds on deposit in the expense reserve account that the trustee is required to apply or has applied, as the case may be, to the payment of actual trust expenses for that distribution period. These amounts paid by the depositor
will be reimbursed by               . In the event that actual trust expenses
for any distribution period remain unpaid after applying the procedures described above, those expenses will be payable by certificate holders. Trust expenses payable by certificate holders will be allocated on a pro rata basis among certificate holders and deducted from each certificate holder's allocable share of interest collections received by the trustee on the applicable interest distribution date.

                                 UNDERWRITING

     The depositor and the underwriters have entered into an underwriting
agreement, dated              , pursuant to which, on the terms and subject to
the conditions contained therein, the depositor has agreed to sell to the underwriters, and each underwriter has severally agreed to purchase from the depositor, the respective number of certificates opposite its name below. Each underwriter has also agreed to purchase the underlying debt securities of the related issuers as underwriters. As a result, each underwriter is a statutory underwriter within the meaning of the Securities Act with respect to its initial sales of certificates and underlying debt securities.

     Underwriter                                         Number of Certificates
     -----------                                         ----------------------
     Banc of America Securities LLC
     JP Morgan Securities Inc.

     The underwriters have advised us that they propose initially to offer the certificates to the public at the price to public set forth on the cover page of this prospectus supplement. After the initial offering, the price to the public may be changed.

     The underwriters are offering the certificates subject to prior sale, when, as and if issued to and accepted by them, the approval of certain legal matters by its counsel, Sidley Austin Brown & Wood LLP, to the accuracy in all material respects of the depositor's representations in the underwriting agreement, to the delivery by the depositor of an officer's certificate, to the effectiveness of the registration statement covering the certificates and to the certificates being assigned the ratings specified under "Ratings" in this prospectus supplement.

     In the event that the sale through the underwriters to the depositor of underlying debt securities representing, in the aggregate, less than 10% of the aggregate principal amount of all underlying debt securities is not consummated as a result of the failure by the particular issuer or issuers to satisfy all of the conditions of its or their sale, the depositor and the underwriters have agreed that the aggregate principal balance of the certificates offered by this prospectus supplement will be reduced in an amount corresponding to the aggregate principal amount of the underlying debt securities not sold through the underwriters to the depositor, provided that the ratings of the certificates are not lower than the ratings that would have applied to the certificates had each such sale been consummated, and allocations of certificates to investors will be reduced on a pro rata basis. In the event that such ratings are lower or issuers of underlying debt securities representing, in the aggregate, 10% or more of the aggregate principal amount of all underlying debt securities fail to satisfy all of the conditions of the sale of their underlying debt securities through the underwriters to the depositor, the offering of certificates contemplated hereby shall terminate.

     The closing conditions for the sales of the underlying debt securities through the underwriters to the depositor must be satisfied on the initial issue date of the certificates and generally provide for the delivery of officer's certificates, legal opinions and comfort letters confirming the legality and investment grade rating of those underlying debt securities, the accuracy of the representations of the related issuers (including the disclosure in their prospectuses or comparable offering documents), the effectiveness of the registration statements of the related issuers other than GSEs and the absence of customary market out conditions.

Expenses

     The expenses of the offering of certificates contemplated hereby are
estimated to be approximately $            and are payable by the underwriters.

New Issue of Securities

     The certificates are a new issue of securities and, accordingly, prior to this offering, there was no market for the certificates. [As a result,] [Although application has been made to list the certificates on the [applicable exchange], there can be no assurance that any listing will be granted. In addition, ]there can be no assurance that any trading market for the certificates will develop or be maintained or be liquid. The underwriters have indicated that they intend to make a market in the certificates, but they are under no obligation to do so, and such market-making activity may be discontinued at any time without notice to the holders of the certificates.

Stabilization

     Until the distribution of the certificates is completed, rules of the SEC may limit the ability of the underwriters to bid for and purchase certificates. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize the price of the certificates. Such transactions consist of bids or purchase for the purpose of pegging, fixing or maintaining the price of the certificates.

     If the underwriters create a short position in the certificates in connection with this offering (i.e., if they sell more certificates than are set forth on the cover page of this prospectus supplement), the underwriters may reduce that short position by purchasing certificates in the open market.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

     Neither we nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above might have on the price of the certificates. In addition, neither we nor the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

[UK Selling Restrictions

     The underwriters have each represented and agreed that (a) it has not offered or sold and, prior to the expiry of the period of six months from the issue date of the certificates, will not offer or sell any certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended; (b) (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust and (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to participate in a collective investment scheme (within the meaning of Section 235 of the FSMA) received by it in connection with the issuance or sale of any certificates in circumstances in which Section 238(1) of the FSMA does not apply to the trust; and (c) it has complied and will comply with all applicable provisions of the FSMA and any applicable secondary legislation made under the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.]

[Market Axess

                        will make the certificates available for distribution on the Internet through a proprietary web site and/or third party system operated by Market Axess Inc. an Internet-based communications technology provider. Market Axess Inc. is providing the system as a conduit for
communications between             and its customers and is not a party to any
transactions. Market Axess Inc., a registered broker-dealer, will receive compensation from based on transactions it conducts through the system.
              will make the certificates available to its customers through the Internet distributions, whether made through a proprietary or third-party system, on the same terms as distributions made through other channels.]

                       [LISTING AND GENERAL INFORMATION

     Application has been made to list the certificates on the [applicable exchange. There can be no assurance that such listing will be granted. In connection with the listing application, the trust agreement and a legal notice relating to the issuance of the certificates will be deposited prior to
listing with                 , where copies of those documents may be obtained.
You may also request copies of the above documents (free of charge) together with this prospectus supplement and the accompanying prospectus, the agency agreement and all future distribution statements, annual reports and other public filings of the trust, so long as the certificates are listed on the
                    , at the main office of                     , our
paying agent. The trust's first distribution statement will be available within 15 calendar days following the trust's receipt of any payments on the underlying debt securities. In connection with the original distribution of the certificates, copies of the prospectuses or other offering documents relating to the underlying debt securities of the related issuers will also be available, upon request (free of charge), at the offices of our
paying agent during usual business hours.                      is our
         listing agent and will act as intermediary between the and the depositor, the trust and the holders of the certificates.

     The trust is not involved in any litigation, arbitration or administrative proceeding relating to claims in amounts which may have or have had a significant effect on the trust, nor, so far as the depositor is aware, is any such litigation, arbitration or administrative proceeding involving it pending or threatened.

     As of the initial issue date, the issuance of the certificates will have been authorized by the board of managers of the depositor by a consent executed on . Since its formation, the depositor has not engaged in any activities except for the activities described herein relating to the issuance of the certificates.

     The certificates will be assigned CUSIP number      , ISIN US      and
Common Code number      [and have been accepted for clearance through
Euroclear and Clearstream Luxembourg].]

                                    RATINGS

     Upon issuance, the certificates are expected to be rated "       " by
Moody's, "       " by S&P and "       " by Fitch. A rating of the certificates
is not a recommendation to purchase, hold or sell them. In addition, there can be no assurance that a rating of the certificates will remain for any given period of time or that a rating will not be downgraded or withdrawn entirely by a rating agency if, in its judgment, circumstances (including ratings of the underlying debt securities) in the future so warrant.

Moody's Rating

     Moody's rating only addresses the ultimate receipt of interest and principal on the underlying debt securities, and is substantially based on the average credit quality of the underlying debt securities. The rating of the certificates should be expected to change as the credit quality of the underlying debt securities changes. The rating assigned by Moody's assumes the investor will hold the certificates and any underlying debt securities received in connection with a removal event until their respective final stated maturity. Moody's rating does not address losses that might occur if an investor decides to sell any of the underlying debt securities received in connection with a removal event prior to their maturity. Further, upon the removal of an underlying debt security as described herein, the Moody's rating will reflect the changed composition of the underlying debt securities. The rating will be based solely on the average credit quality of the remaining underlying debt securities currently being held by the trust on behalf of the certificate holders, and will no longer reflect the credit risk of those underlying debt securities that have been removed from the trust. Any future ratings assigned following the removal of an underlying debt security will address the ultimate receipt of interest and principal distributions on the then prevailing outstanding aggregate principal balance of the certificates.

     Moody's rating is based on the expected loss posed to investors. Expected loss is a function of both the default probability and loss severity of an investment. In some cases, the implied default probability of an investment may differ substantially from the default probability implied by a similarly rated corporate obligation. Certain investments may have a much higher default probability than another similarly rated investment, but will correspondingly have a much lower loss severity. Investors should note, however, that investments that have identical ratings will also have similar expected losses, regardless of any differences in the implied default probabilities or loss severities of the investments.

S&P Rating

     S&P's rating only addresses the timely receipt of interest and principal distributions on the then prevailing outstanding aggregate principal balance of the certificates. This assessment considers the credit quality of the underlying debt securities. The rating does not address market price losses that might occur if an investor decides to sell the certificates prior to the final scheduled distribution date or if an investor decides to sell any of the underlying debt securities received as the result of the occurrence of a removal event prior to the final scheduled distribution date. S&P's rating assumes that the investor will hold the certificates and any underlying debt securities delivered to the investor until the final maturity of the certificates or the underlying debt securities as relevant. The rating considers the cash flow generated by the underlying debt securities. S&P's rating may change due to changes in the portfolio that occur when an underlying debt security is removed from the trust.

     S&P's rating is not a recommendation to purchase, sell, or hold any security held or issued by the trust, inasmuch as they do not comment as to market price, yield or suitability for a particular investor. The rating is based on current information furnished to S&P's by the trust or obtained by S&P's from other sources it considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch Rating

     Fitch assigns both a bond fund credit and volatility rating to the certificates. The weighted average default probability of the trust's portfolio is comparable to that of a similarly rated fixed-income instrument. Bond fund credit ratings do not address any risk other than credit risk. Total returns experience significant variability across a broad range of interest rate scenarios. These funds typically exhibit significant exposure to interest rates and changing market conditions and may face additional risks from mortgage prepayments, derivative, leverage, illiquid markets, and/or foreign currencies. Bond fund volatility ratings are assigned on a scale of `V1' (least volatile) through `V10' (most volatile). Volatility ratings reflect the relative sensitivity of the fund's total return and market price to changes in interest rates and other market conditions.

         Any subsequent ratings assigned following the removal of a reference entity from the trust's portfolio will only address the ultimate receipt of interest and principal distributions on the adjusted outstanding aggregate principal balance of the certificates and will be based on the average credit quality of the remaining undefaulted reference entities in the trust's then-current portfolio and will not reflect the credit risk of any reference entities removed from the trust's portfolio.

                                 LEGAL MATTERS

     Certain legal matters relating to the certificates will be passed upon for the depositor and the underwriters by Sidley Austin Brown & Wood LLP, New York, New York.

                      WHERE YOU CAN FIND MORE INFORMATION

     The depositor has filed with the SEC a shelf registration statement under the Securities Act relating to the certificates. This prospectus supplement and the accompanying prospectus are part of the shelf registration statement, but the shelf registration statement includes additional information, including the form of trust agreement for the certificates.

     The depositor or the trustee, as the case may be, will file or cause to be filed with the SEC periodic reports as may be required under the Exchange Act, and the rules and regulations of the SEC, and, prior to the termination of the offering for the certificates, those periodic reports will be considered to be incorporated herein by reference and, as a result, will automatically update the information contained in this prospectus supplement, the accompanying prospectus and previously filed periodic reports. Accordingly, investors should rely on the latest updating information instead of the related information contained in this prospectus supplement, the accompanying prospectus or previously filed periodic reports. The trust will include a reference to the periodic reports filed under the Exchange Act, in the case of a reporting company, or to publicly available information, in the case of a GSE, about each issuer whose underlying debt securities represent more than 10% of the aggregate principal amount of all underlying debt securities held as assets of the trust.

     You may read and copy any notices, reports, statements or other information the trustee files or causes to be filed at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. Public filings may also be obtained from the SEC's Internet site (http://www.sec.gov), which contains reports, proxy and information statements and other information regarding issuers that file publicly with the SEC.

     [For information available with the                    , see "Listing and
General Information" in this prospectus supplement.]

                                 $

                    Core Investment Grade Bond Trust [   ]



                           Pass-Through Certificates









                                ______________

                                  Prospectus

                                  Supplement

                                ______________



                        Banc of America Securities LLC

                                   JPMorgan









                                    [Date]

                             Subject to Completion
                 Preliminary Prospectus dated August 20, 2003



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.


PROSPECTUS

                                       $
                            Core Bond Products LLC

                           Pass-Through Certificates

     Core Bond Products LLC, as depositor, will form one or more common law trusts from time to time pursuant to a trust agreement with the trustee and the administrative agent named in the applicable supplement to this prospectus. Each trust will offer its certificates for sale in an aggregate principal balance and on terms set forth in this prospectus and the applicable prospectus supplement.

     The certificates of a trust:

     o will represent undivided beneficial interests in the assets of that trust, which will consist solely of:

            o the senior or subordinated debt securities of issuers that are subject to the periodic informational reporting requirements of the Securities Exchange Act of 1934, senior or subordinated debt securities that are fully and unconditionally guaranteed by companies subject to those reporting requirements and senior debt securities of government-sponsored enterprises that make their information publicly available, each as specified in the applicable prospectus supplement; and

            o  any payments on those securities;

     o will entitle each holder to receive a pro rata share (after payment of any required trust expenses and reserves) of:

            o interest payments received by the trustee with respect to the related underlying debt securities;

            o principal, premium, if any, and interest payments received by the trustee with respect to the related underlying debt securities on their stated maturity date or any earlier redemption date, as the case may be; and

            o the related underlying debt securities or, upon the election of any certificate holder, the net proceeds from the sale of those underlying debt securities, in the event that those underlying debt securities are removed from the assets of that trust under the circumstances described in this prospectus or the applicable prospectus supplement;

     o will have an initial distribution rate, after payment of any required trust expenses and reserves, and a final scheduled distribution date as specified in the applicable prospectus supplement; and

     o will not represent an obligation of, or be guaranteed by, the depositor, the trustee or any other entity.


     The principal amount of underlying debt securities of any single issuer to be held as assets of a trust will represent, at the initial issue date of the related certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of that trust.


     The certificates may be offered from time to time by one or more underwriters or through one or more placement agents, as specified in the applicable prospectus supplement. The names of each underwriter or placement agent involved in the sale of the certificates, as well as any discount or commission payable to each underwriter or placement agent, will also be specified in the applicable prospectus supplement. In addition, the applicable prospectus supplement will disclose the initial public offering price, if any, of the certificates described therein and the net proceeds payable to the trust issuing those certificates.

     This prospectus may be used to offer and sell certificates only if accompanied by a prospectus supplement that sets forth the aggregate principal balance and specific terms of those certificates.

You should review the information in the section entitled "Risk Factors" beginning on page 3 of this prospectus, as well as any risk factors contained in the applicable prospectus supplement, prior to making a decision to invest in the certificates.

                            ______________________

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ______________________

               The date of this prospectus is      , 2003.

                                         Table of Contents

ABOUT THIS PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT....................................................2
WHERE YOU CAN FIND MORE INFORMATION...............................................................................2
RISK FACTORS......................................................................................................3
THE DEPOSITOR.....................................................................................................8
FORMATION OF THE TRUSTS...........................................................................................8
USE OF PROCEEDS...................................................................................................8
DESCRIPTION OF THE UNDERLYING DEBT SECURITIES.....................................................................9
DESCRIPTION OF THE CERTIFICATES..................................................................................12
DESCRIPTION OF THE TRUST AGREEMENT...............................................................................21
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES....................................................................25
CERTAIN ERISA CONSIDERATIONS.....................................................................................29
PLAN OF DISTRIBUTION.............................................................................................32
LEGAL MATTERS....................................................................................................32

     In connection with making a decision to invest in the certificates, you should rely only on the information contained in this prospectus and the applicable prospectus supplement. We have not authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. None of the depositor, the trust or any underwriter or placement agent is making an offer to sell the certificates or soliciting an offer to buy the certificates in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus or the applicable prospectus supplement is accurate as of any date other than the date on their respective front cover pages.

        ABOUT THIS PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT


         This prospectus sets forth a general description of the certificates that may be offered from time to time. A prospectus supplement setting forth the amount and specific terms of the certificates described therein will be delivered with this prospectus to each investor. See "Description of the Certificates--General."


                      WHERE YOU CAN FIND MORE INFORMATION

     The depositor has filed with the Securities and Exchange Commission (the "SEC") a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to the certificates. This prospectus is part of the registration statement, but the registration statement includes additional information, including the form of trust agreement for the certificates.


     The depositor or the trustee of each individual trust, as the case may be, will file or cause to be filed with the SEC periodic reports as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC, and, prior to the termination of the offering for the particular certificates, those periodic reports will be considered to be incorporated herein by reference and, as a result, will automatically update the information contained in this prospectus, any applicable prospectus supplement and previously filed periodic reports. Accordingly, investors should rely on the latest updating information instead of the related information contained in this prospectus, any applicable prospectus supplement or previously filed periodic reports. These periodic reports will include a reference to the periodic reports filed under the Exchange Act, in the case of a reporting company (as defined under "Description of the Underlying Debt Securities--Eligibility"), or to publicly available information, in the case of a U.S. government -sponsored enterprise (a "GSE"), about each issuer whose underlying debt securities represent 10% or more of the aggregate principal amount of all underlying debt securities held as assets of the particular trust.


     You may read and copy any notices, reports, statements or other information the depositor files or causes to be filed at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. Public filings may also be obtained from the SEC's Internet site (http://www.sec.gov), which contains reports, proxy and information statements and other information regarding issuers that file publicly with the SEC.

                                 RISK FACTORS

     In connection with an investment in certificates, prospective investors should consider, among other things, the risk factors set forth below and any additional risk factors set forth in the applicable prospectus supplement describing those certificates.

Your certificates will represent an interest in the assets of the particular trust only and will not represent an obligation of, or be guaranteed by, the depositor, the trustee or any other entity. The performance of the underlying debt securities held as assets of the particular trust will affect the value of your investment in the certificates and you will not receive full distributions on the certificates if any of the related issuers fails to make any required payment on the underlying debt securities to the particular trust.


     Your certificates will represent an undivided beneficial interest in the assets of the particular trust only and will not represent an obligation of, or be guaranteed by, the depositor, the trustee or any other entity. The particular trust will not have any assets other than the underlying debt securities of the related issuers and no other assets will be available to make payments or distributions with respect to your certificates. The payments made by the related issuers on the underlying debt securities to the particular trust will be the only source of payment for your certificates. These issuers are subject to laws permitting bankruptcy, moratorium, reorganization and other actions that may delay, limit or eliminate the obligations under their underlying debt securities. Financial difficulties experienced by an issuer, whether resulting from adverse business conditions, such as economic factors and increased market competition, or otherwise, could also cause delays in payment, partial payment or nonpayment of its underlying debt securities. These laws or financial difficulties could have a similar adverse impact on distributions on your certificates and on the market value of such certificates. If any issuer fails to make a required payment on its underlying debt securities held as assets of the particular trust for any period, no entity will be obligated to make any payment or the corresponding distribution with respect to your certificates and, as a result, you will not receive distributions on your certificates in full for that period.


An investment in the certificates will subject you to the risks of an investment in investment grade corporate debt obligations.

     An investment in the certificates should be made with an understanding of the risks that an investment in securities representing beneficial interests in investment grade corporate debt obligations may entail, including the risk that the market value of the certificates will decline as a result of increases in prevailing interest rates, to the extent that the particular trust holds fixed rate underlying debt securities, or the risk that the yield on the certificates will decline as a result of decreases in prevailing interest rates, to the extent that the particular trust holds floating rate underlying debt securities. In recent years, interest rates have been declining, thereby having an adverse effect on the value of floating rate debt obligations generally. In addition, the high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and thus in the value of fixed rate debt obligations generally. Bonds with longer maturities are more likely to fluctuate in value more than bonds with shorter maturities. A slowdown in the economy, such as the one currently being experienced in the United States and in other parts of the world, or a development adversely affecting an issuer's creditworthiness, may result in that issuer being unable to generate earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its debt service requirements and, accordingly, such issuer may not be able to meet its obligations to pay principal and interest in respect of its underlying debt securities, thereby adversely impacting distributions on your certificates and the value of your certificates. You are urged to review carefully any risk factors included in the prospectuses or other offering documents of the related issuers of the underlying debt securities or in their respective periodic reports filed with the SEC under the Exchange Act, in the case of reporting companies, or otherwise made publicly available, in the case of GSEs.

The underlying debt securities will not contain significant restrictive covenants on the related issuers.

     Since the assets of the particular trust will be investment grade debt securities, the underlying debt securities will not contain significant restrictive covenants on their issuers. As a result, certificate holders generally will not have any right to prevent a highly leveraged or similar transaction involving the related issuers or to otherwise prohibit the conduct of the businesses of the related issuers in a manner that is adverse to certificate holders.


Each underlying debt security that is not a secured obligation of an issuer will effectively rank junior to that issuer's secured obligations, each underlying debt security will effectively rank junior to all of the liabilities and preferred equity of an issuer's subsidiaries, and each underlying debt security that is a subordinated obligation of an issuer will rank junior to the senior indebtedness of that issuer.

     Each underlying debt security generally will be an unsecured obligation of the related issuer. Underlying debt securities that are senior unsecured obligations of an issuer will rank equally with all other senior unsecured indebtedness of that issuer, while underlying debt securities that are subordinated obligations of an issuer will rank junior to the senior indebtedness of that issuer. In a liquidation or bankruptcy proceeding of an issuer of any underlying debt securities held as assets of the particular trust, that trust will receive payments, if any, only after all of that issuer's secured obligations (to the extent of the collateral securing those obligations) have been paid and, in the case of any underlying debt securities held as assets of the particular trust that are subordinated obligations of that issuer, only after that issuer's senior indebtedness has been paid. Furthermore, payments in respect of underlying debt securities that are subordinated obligations of an issuer generally may not be made if a default exists in respect of the senior indebtedness of that issuer or, upon acceleration of such underlying debt securities, any senior indebtedness has not been repaid in full. Underlying debt securities that are subordinated obligations of an issuer generally only provide for acceleration rights upon the liquidation or bankruptcy of that issuer, while underlying debt securities of GSEs generally provide no acceleration rights at all. In a liquidation or bankruptcy proceeding of an issuer's subsidiary, the particular trust will receive payments, if any, only after all of that subsidiary's liabilities, whether secured or unsecured, and preferred equity have been paid. This is especially significant in the case of issuers of underlying debt securities that are holding companies or that have significant assets or operations at the subsidiary level. Therefore, the ability of such issuer to make periodic payments on its underlying debt securities is dependent upon receiving sufficient cash dividends or borrowings from these subsidiaries. With respect to underlying debt securities that are issued by a U.S. bank, utility or insurance holding company, a substantial portion of its operations are conducted by its regulated subsidiaries, and cash dividends or borrowings from those subsidiaries are subject to regulatory approval and may not be permitted or sufficient to enable the related issuer to make full periodic payments on its underlying debt securities.


The average life and yield to maturity of your certificates will vary.

     The applicable prospectus supplement will contain information with respect to the stated maturities of the related underlying debt securities and the terms, if any, upon which such underlying debt securities are subject to redemption prior to maturity by the related issuer. The applicability of any such terms will adversely affect the weighted average life of the certificates of the particular trust holding those debt securities.

     The yield to maturity of the certificates will generally be affected by any redemption of the related underlying debt securities. A variety of tax, accounting, economic and other factors will influence whether an issuer exercises any redemption right in respect of its underlying debt securities. If prevailing interest rates fall below the interest rates then borne by the related underlying debt securities, the likelihood of the exercise of any optional redemption right by the issuer of those underlying debt securities would be expected to increase, although there can be no assurance that such issuer will exercise any such right.

     The extent to which the yield to maturity of the certificates may vary from the anticipated yield due to the rate and timing of payments on the underlying debt securities will depend upon the degree to which they are purchased at a discount or premium and the degree to which the rate and timing of payments thereon is sensitive to the rate and timing of payments on such underlying debt securities. See "An investment in the certificates will subject you to the risks of an investment in investment grade corporate debt obligations" above. Absent make-whole protection provisions, principal repayments (whether resulting from payments at or prior to their stated maturities or otherwise) in respect of the related underlying debt securities having interest rates higher than prevailing interest rates will adversely affect the yield to maturity of the certificates since investment of those repayments in a comparable security at or above the interest rates then borne by those underlying debt securities will not be possible.

     Each of the underlying debt securities generally will be subject to acceleration upon the occurrence of events of default applicable thereto. The life and yield to maturity of the certificates will be affected by any repayment of the related underlying debt securities as a result of the acceleration of such securities or by the bankruptcy, insolvency or reorganization of the related issuers thereof.


A removal event with respect to the certificates will result in either the distribution of underlying debt securities held as assets of the particular trust to certificate holders or, upon election by each individual certificate holder, the sale of those underlying debt securities and the distribution of the net proceeds from that sale to the electing certificate holders, on a pro rata basis. A distribution or sale in these circumstances may result in a loss on your investment in the certificates.

     If (a) the rating of the underlying debt securities of any single issuer held as assets of the particular trust is downgraded below "BBB-" by Standard & Poor's Ratings Services, or "S&P," or "Baa3" by Moody's Investors Service, Inc., or "Moody's," or a corresponding rating by any other rating agency specified in the applicable prospectus supplement, or is withdrawn by S&P, Moody's or such rating agency, which we refer to herein as a "downgrade event," (b) an issuer of underlying debt securities representing 10% or more of the aggregate principal amount of all underlying debt securities held as assets of the particular trust is, at any time, not filing periodic reports under the Exchange Act, in the case of an issuer that is a reporting company, or is not making its information publicly available, in the case of an issuer that is a GSE, and the obligations of such related issuer are not (1) fully and unconditionally guaranteed by an eligible issuer (as defined under "Description of the Underlying Debt Securities--Eligibility") (and all requirements of Rule 3-10 of Regulation S-X are met) or (2) assumed by an eligible issuer, which we refer to herein as a "non-filing event," or (c) an event of default has occurred with respect to any underlying debt securities held as assets of the particular trust, which we refer to herein as a "default event," and together with a downgrade event or a non-filing event, as a "removal event," then the trustee, within two business days following its receipt of written notice from the applicable underlying debt security indenture trustee or fiscal agent or its actual knowledge of a payment default, in the case of a default event, or from the administrative agent, in the case of a downgrade event or a non-filing event, will notify the certificate holders of such removal event and, within twelve business days following its receipt of such written notice or its actual knowledge of a payment default, will remove such underlying debt securities from the assets of the particular trust and, subject to the next sentence, will distribute them to applicable certificate holders on a pro rata basis. If, however, an individual certificate holder elects within three business days of its receipt of notice to sell its pro rata share of those underlying debt securities, the trustee will deliver those underlying debt securities to the administrative agent for sale. The administrative agent will then use its reasonable efforts to sell each such certificate holder's pro rata share of those underlying debt securities and will deliver the proceeds received from each of those sales (less expenses payable to the administrative agent) to the trustee for distribution to the applicable certificate holders. The value of the underlying debt securities so distributed or the sale proceeds, if any, so received may be less than the corresponding pro rata reduction in each such certificate holder's aggregate principal balance, especially in light of the circumstances causing that distribution or sale, which may result in a loss on your investment in the certificates. See also "Description of the Certificates--Sale Procedures." The liquidity of the underlying debt securities so distributed may also be limited. See also "An investment in the certificates will subject you to the risks of an investment in investment grade corporate debt obligations" above. In addition, any sale of underlying debt securities upon the occurrence of a removal event would adversely affect a certificate holder if prevailing interest rates have declined and reinvestment of the sale proceeds in a comparable security at or above the interest rate borne by those underlying debt securities is not possible. See also "GSEs are not required to make their information publicly available. Lack of information after a non-filing event could impair the value of the securities and the ability to make an informed investment decision" below.

A sale of your pro rata share of underlying debt securities following a removal event may have adverse tax consequences.

     If you or the administrative agent acting on your behalf sells your pro rata share of any underlying debt securities that are removed from the assets of the particular trust following the occurrence of a removal event, a taxable event for U.S. federal income tax purposes will result and you will be required to recognize any gain or loss on that sale. See "Material U.S. Federal Income Tax Consequences" in this prospectus for a discussion of the tax consequences of such sale, as well as the tax consequences of an investment in the certificates.

A ratings downgrade or withdrawal is likely to reduce the market value of your certificates.

     Upon issuance, your certificates are expected to be rated by one or more rating agencies as specified in the applicable prospectus supplement. A rating of the certificates is not a recommendation to purchase, sell or hold a security inasmuch as such ratings do not comment on the market price of those certificates or their suitability for a particular investor. In addition, there can be no assurance that a rating of the certificates will remain for any given period of time or that a rating will not be downgraded or withdrawn entirely by the related rating agency if, in its judgment, circumstances (including, without limitation, the ratings of the underlying debt securities) so warrant. A downgrade or withdrawal of a rating by a rating agency is likely to have an adverse effect on the market value of your certificates, which effect could be material.

No trust will actively manage the underlying debt securities to avoid adverse events.

     No trust will dispose of any underlying debt securities, regardless of adverse events, financial or otherwise, affecting the related issuers except as required by the trustee upon the occurrence of a removal event. For information that may adversely affect the value of the underlying debt securities of any related issuer (and, consequently, your certificates), you are urged to review the prospectus or other offering document related to those underlying debt securities, as well as the periodic reports filed by such issuer with the SEC under the Exchange Act, in the case of reporting companies, or the information made publicly available by such issuer, in the case of a GSE. See also "Your certificates will represent an interest in the assets of the particular trust only and will not represent an obligation of, or be guaranteed by, the depositor, the trustee or any other entity. The performance of the underlying debt securities held as assets of the particular trust will affect the value of your investment in the certificates and you will not receive full distributions on the certificates if any of the related issuers fails to make any required payment on the underlying debt securities to the particular trust" above.

You have limited voting rights.


     The trust agreement governing the terms of your certificates may be amended by the depositor and the trustee without your consent upon compliance with the conditions specified in such trust agreement. In addition, such trust agreement may be amended in a way that materially and adversely affects your certificates if holders of a majority of the aggregate principal balance of certificates outstanding under such trust agreement consent to such amendment. See "Description of the Trust Agreement--Amendment." Similarly, the holders of a majority of the aggregate principal balance of certificates outstanding under such trust agreement may direct the trustee to take certain actions with respect to the underlying debt securities without your consent. However, certificate holders may not vote to declare or waive an event of default with respect to any underlying debt securities. See "Description of the Trust Agreement--Voting of Underlying Debt Securities."


Underlying debt securities of non-U.S. issuers involve special risks not present in U.S. investments.


     Underlying debt securities of non-U.S. issuers, if specified in the applicable prospectus supplement, involve special risks not present in U.S. investments. These risks include future political (including diplomatic), social and economic developments and instability, detrimental governmental actions or restrictions (including expropriation of assets, burdensome or confiscatory taxation, nationalization of companies or industries, protectionist or retaliatory trade measures and the establishment of capital or exchange controls) and the lack of sufficient legal remedies in the related non-U.S. jurisdiction. These risks could impact a non-U.S. issuer's payment on its underlying debt securities held as assets of the particular trust, which would have a corresponding adverse impact on distributions with respect to your certificates and on the value of your certificates. In addition, although non-U.S. issuers must meet the eligibility requirements specified under "Description of the Underlying Debt Securities--Eligibility," they are not necessarily subject to the same accounting, financial reporting and securities disclosure standards, practices and requirements that are applicable to U.S. issuers.

You may not be able to effect service of process upon non-U.S. issuers of underlying debt securities in the United States or to enforce judgments predicated upon U.S. federal or state securities laws.

     All or substantially all of the directors and executive officers of non-U.S. issuers of underlying debt securities, if specified in the applicable prospectus supplement, as well as certain of their experts, generally will reside outside of the United States. Moreover, all or substantially all of the assets of those issuers and those non-resident persons will be located outside the United States. As a result, service of process upon those issuers and non-resident persons may be difficult or impossible and judgments obtained against them in U.S. courts predicated upon the civil liability provisions of U.S. federal or state securities laws may not be enforceable in the courts of the relevant non-U.S. jurisdiction.

You may face currency exchange risks by investing in the certificates.


     The certificates will be denominated in, and distributions on the certificates will be payable in, U.S. dollars or such other currency that is specified in the applicable prospectus supplement. If you measure your investment returns by reference to a currency other than U.S. dollars or other payment currency, as the case may be, your investment in such certificates may entail currency exchange-related risks due to, among other factors, possible significant changes in the value of the U.S. dollar or other payment currency, as the case may be, to the currency by reference to which you measure the return on your investment because of economic, political or other factors over which neither the particular trust nor any issuer of underlying debt securities has any control. Depreciation of the U.S. dollar or other payment currency, as the case may be, against the currency by reference to which you measure the return on your investments would cause a decrease in the effective yield of your certificates and could result in a loss to you when the return on the certificates is translated into the currency by reference to which you measure the return on your investment. There may be tax consequences for you as a result of any currency exchange gains resulting from an investment in the certificates.


GSEs are not required to make their information publicly available. Lack of information after a non-filing event could impair the value of the securities and the ability to make an informed investment decision.

     GSEs are not subject to the periodic informational reporting requirements of the Exchange Act. At the initial issue date of the related certificates, each issuer of underlying debt securities that is a GSE, if specified in the applicable prospectus supplement, will publish periodic information statements publicly. However, GSEs are not required to publish such statements and may discontinue doing so, in their sole discretion, at any time. Furthermore, there are no required disclosure standards for such statements. If the underlying debt securities of a GSE represent 10% or more of the aggregate principal amount of the assets of the particular trust at a time when such GSE is not making its information publicly available, then those underlying debt securities will be subject to a non-filing event and, upon automatic removal from the assets of such trust, will be distributed to investors who have not made an election for their sale. If the percentage is less than 10% at that time, those underlying debt securities will remain as assets of such trust without the requirement for such GSE to provide any periodic information to investors of the certificates. After the occurrence of a non-filing event, whether related to a GSE or a former reporting company, the lack of periodic information available to investors will impair the value of the certificates of the particular trust holding the related underlying debt securities or the distributed debt securities, as the case may be, and the ability to make an investment decision to buy or sell the same.

There will be no existing market for the certificates upon their initial issuance.

     There will be no existing market for the certificates upon their initial issuance and there can be no assurance as to:


        o the development, liquidity or maintenance of any trading market for the certificates;

        o the ability of the holders to sell any of the certificates at the desired time or at all; or

        o the price, if any, at which holders of the certificates will be able to sell their certificates.

     In addition, neither the certificates nor the underlying debt securities are expected to be listed on any national or international securities exchange.


     Future trading prices of the certificates will depend on many factors, including, among others, prevailing interest rates, the business, prospects, financial condition and results of operations of the related issuers of the underlying debt securities held as assets of the particular trust and the market for similar securities. If an underwriter or a placement agent for the certificates intends to make a market in those certificates, then such intention will be disclosed in the applicable prospectus supplement. However, if an underwriter or a placement agent does make a market in those certificates, it will not be obligated to do so, and any such market-making activity may be discontinued at any time without notice to the holders of those certificates. In addition, such market-making activity will be subject to the limits of applicable securities laws.

                                 THE DEPOSITOR

     Core Bond Products LLC has been formed as a limited liability company under the laws of the State of Delaware and is a wholly-owned limited purpose subsidiary of NationsBanc Montgomery Holdings Corporation, which is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Banc of America Securities LLC. The depositor will not engage in any business or activities other than creating trusts for the purpose of issuing and selling securities (including the certificates), acquiring, owning, holding and transferring assets (including the underlying debt securities) in connection with the creation of each such trust and engaging in related activities. The depositor does not possess any assets and is not expected to acquire any assets other than those to be transferred to each such trust.

     The principal executive office of the depositor is located at Bank of America Corporate Center, Charlotte, North Carolina 28255 (Telephone: (888) 279-3457).

                            FORMATION OF THE TRUSTS

     Each trust will be a New York common law trust formed on the issue date of the related certificates pursuant to a trust agreement among the depositor, the trustee and the administrative agent. On the initial issue date of the certificates, the depositor will deposit with the particular trust the underlying debt securities of the related issuers specified in the applicable prospectus supplement. The trustee, on behalf of the trust, will accept the deposit of those underlying debt securities and will deliver the related certificates in accordance with the instructions of the depositor. The trustee will establish a separate account to hold payments on those underlying debt securities and any other funds or other property of the particular trust. The trustee will be entitled to a fee for its services.

     The trustee will make payments or distributions with respect to the related certificates only out of the proceeds of the assets of the particular trust available therefor. If any issuer fails to make any required payment on its underlying debt securities held as assets of the particular trust for any period, no entity will have any obligation to make any payment or the corresponding distribution with respect to the related certificates.

     As used herein, unless the context otherwise requires, the term "certificates" means the certificates of the particular trust only; accordingly, holders of certificates of one trust will not have any rights with respect to the certificates of any other trust or the underlying debt securities held as assets of any other trust.

                                USE OF PROCEEDS


     All of the proceeds from the sale of the certificates will be used to purchase the underlying debt securities of the issuers referred to in the applicable prospectus supplement.

                 DESCRIPTION OF THE UNDERLYING DEBT SECURITIES

General


     The applicable prospectus supplement for the certificates offered thereby and hereby will set forth limited information with respect to the underlying debt securities of the issuers since (i) this prospectus relates only to the certificates described herein and (ii) each such prospectus supplement will relate only to the certificates described therein. All material information relating to the offering and sale of the underlying debt securities that are to be held as assets of the particular trust and their issuers will be included or incorporated by reference in the prospectuses or other offering documents of the related issuers. In each offering of certificates, each applicable underwriter or placement agent, as the case may be, will deliver the prospectuses and other offering documents of the related issuers of underlying debt securities directly to purchasers of certificates initially acquired by it from the particular trust in an underwritten transaction or directly to purchasers of certificates upon the depositor's acceptance of their offers to purchase certificates in an agented transaction, and the information included or incorporated by reference therein will not be a part of this prospectus or any prospectus supplement hereto in any respect.


     Each trust issuing certificates will not have any assets other than its underlying debt securities from which to make distributions on its certificates. Consequently, the ability of certificate holders to receive distributions with respect to their certificates will depend entirely on a particular trust's receipt of payments on the underlying debt securities held as assets of the trust. Prospective purchasers of the certificates should consider carefully the business, prospects, financial condition and results of operations of the issuers of the underlying debt securities held as assets of the particular trust, and their respective abilities to make payments with respect to their underlying debt securities.

Eligibility

     An "eligible issuer" means an issuer of underlying debt securities held as assets of the particular trust, as of the initial issue date of the related certificates, that:

     o has registered its debt securities for sale pursuant to an effective registration statement under the Securities Act on Form S-3 or Form F-3 and is either:

        o subject to the periodic informational reporting requirements of the Exchange Act, which we refer to herein as a "reporting company," and satisfies either (x) the current public float condition of $75 million or more of General Instruction I.B.1 or (y) the non-convertible investment grade securities condition of General Instruction I.B.2, in each case of Form S-3 or Form F-3; or

        o a subsidiary that is not a reporting company and is eligible to use Form S-3 or Form F-3 in reliance solely upon General Instruction I.C.3 of Form S-3 or General Instruction I.A.5(iii) of Form F-3, as the case may be, and the requirements of Rule 3-10 of Regulation S-X are satisfied; or

     o  is a GSE that makes its information publicly available.


     The principal amount of underlying debt securities of any single eligible issuer will represent, at the initial issue date of the related certificates, less than 10% of the aggregate principal amount of all underlying debt securities held as assets of the particular trust.


Composition

     The applicable prospectus supplement for the certificates offered thereby and hereby will specify the following information for the underlying debt securities of each issuer to be held as assets of the particular trust:

        o  the name of such issuer;

        o  any CUSIP, ISIN or Common Code identification numbers;

        o the principal amount of such underlying debt securities and its percentage to the aggregate principal amount of all underlying debt securities to be held as assets of that trust;

        o the form (including the depositary for any global underlying debt securities) and minimum denominations of such underlying debt securities;

        o  the rank of such underlying debt securities;

        o the interest rate, or method of calculation of the interest rate, on such underlying debt securities, the interest day count convention, the date from which such interest shall accrue and the interest payment dates;

        o  the stated maturity date of such underlying debt securities;

        o any redemption provisions applicable to such underlying debt securities (whether mandatory or optional), including the price, timing and any requirement for a sinking fund;

        o the payment currency for such underlying debt securities if other than U.S. dollars;

        o the ratings on such underlying debt securities by the specified rating agency or agencies;

        o whether such underlying debt securities are being sold in an underwritten or agented transaction, the names of any and all underwriters or placement agents for the sale of such underlying debt securities and the amount of their discounts or commissions, respectively; and

        o information on the overall composition of all underlying debt securities to be held as assets of such trust as of the initial issue date of such certificates, including number of issuers, aggregate principal amount, largest principal amount, average principal amount, weighted average interest rate and the percentages of senior secured debt, senior unsecured debt and subordinated debt.

Ranking


     As stated above, the applicable prospectus supplement for the certificates offered thereby and hereby will specify the rank of the underlying debt securities to be held as assets by the particular trust. The underlying debt securities held as assets by the particular trust generally will be unsecured obligations of the related issuers. Underlying debt securities that are:

        o senior secured obligations of the related issuers, if specified in the applicable prospectus supplement, will effectively rank senior to all unsecured indebtedness of the particular issuer (to the extent of the collateral securing those obligations);

        o senior unsecured obligations of the related issuers, if specified in the applicable prospectus supplement, will rank equally with all other senior unsecured indebtedness of the particular issuer and senior to all subordinated indebtedness of that issuer;

        o subordinated obligations of the related issuers, if specified in the applicable prospectus supplement, will rank junior to all senior indebtedness of the particular issuer; and

        o unsecured obligations of the related issuers will effectively rank junior to all secured indebtedness of the particular issuer (to the extent of the collateral securing that indebtedness).

     All underlying debt securities will effectively rank junior to all liabilities, whether secured or unsecured, and preferred equity of the particular issuer's subsidiaries. Payments in respect of underlying debt securities that are subordinated obligations of the related issuers generally may not be made if a default exists in respect of the senior indebtedness of the particular issuer or, upon acceleration of such underlying debt securities, any senior indebtedness has not been repaid in full. Furthermore, underlying debt securities that are subordinated obligations of the related issuers generally provide only limited acceleration rights, while underlying debt securities of GSEs generally provide no acceleration rights at all. See "Risk Factors--Each underlying debt security that is not a secured obligation of an issuer will effectively rank junior to that issuer's secured obligations, each underlying debt security will effectively rank junior to all of the liabilities and preferred equity of an issuer's subsidiaries, and each underlying debt security that is a subordinated obligation of an issuer will rank junior to the senior indebtedness of that issuer."


Covenants and Remedies

     Investment grade debt securities such as the underlying debt securities generally do not contain significant restrictive covenants on their issuers. As a result, holders of the underlying debt securities and therefore certificate holders generally will not have any right to prevent a highly leveraged or similar transaction involving the related issuers or to otherwise prohibit the conduct of the businesses of the related issuers in a manner that is adverse to the interests of holders of their underlying debt securities and therefore certificate holders.

     Depending on the terms of the underlying debt securities issued by the related issuer, one or more of the following events will constitute events of default for those underlying debt securities:

        o failure to pay principal of or premium, if any, on those underlying debt securities when due;

        o failure to pay any installment of interest on those underlying debt securities when due, continued beyond any applicable grace period;

        o  failure to make any sinking fund payment when due;

        o failure to perform any covenant applicable to those underlying debt securities, continued for a certain number of days after written notice; and

        o  certain events of bankruptcy, insolvency or reorganization;

provided, however, that the first four bullet points generally will not be applicable to underlying debt securities that are subordinated obligations of the related issuers, if any. The prospectuses or other offering documents describing the underlying debt securities will specify the actual events of default that are applicable to those underlying debt securities.


     Upon the occurrence of an event of default relating to the underlying debt securities of the related issuer, the trustee or the fiscal agent, if any, for those underlying debt securities will be required to provide written notice thereof to their holders. In addition, other than in the case of GSEs, the trustee, if any, or the holders of at least 25% of the principal amount of the outstanding debt securities generally will have the right to declare the principal of those debt securities to be immediately due and payable, subject to the issuer's right to cure any such default. For certain limitations on acceleration rights, see "Risk Factors--Each underlying debt security that is not a secured obligation of an issuer will effectively rank junior to that issuer's secured obligations, each underlying debt security will effectively rank junior to all of the liabilities and preferred equity of an issuer's subsidiaries, and each underlying debt security that is a subordinated obligation of an issuer will rank junior to the senior indebtedness of that issuer." However, under no circumstances may the trustee for the certificate holders or the certificate holders themselves declare an event of default with respect to any underlying debt securities held as assets of the particular trust, i.e., underlying debt securities that have not been removed from the assets of the particular trust under the circumstances described herein or in the applicable prospectus supplement. Indentures also frequently provide that, upon the occurrence of an event of default, the trustee may, and upon the written request of the holders of not less than a specified percentage of the principal amount of the outstanding debt securities the trustee must, take such action as it may deem appropriate to protect and enforce the rights of the holders of those debt securities. Trustees are often entitled to be indemnified by the security holders prior to proceeding to exercise any right or power under an indenture at the request of those holders. An indenture is also likely to limit a debt security holder's right to institute legal proceedings to pursue any remedy, other than to enforce payment, unless certain conditions are satisfied.


     The indentures with respect to the underlying debt securities, as well as the governing documentation relating to underlying debt securities of any GSE, may include some, all or none of the foregoing provisions or variations of these provisions. The prospectuses or other offering documents describing the underlying debt securities will summarize these provisions.

Available Information

     Each related issuer or guarantor of underlying debt securities that is a reporting company will be subject to the periodic informational reporting requirements of the Exchange Act and, accordingly, will file annual, interim and current reports and other information with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. GSEs are not subject to the periodic informational reporting requirements of the Exchange Act but generally publish periodic information statements publicly, although they are not required to do so and may discontinue doing so at any time. You are urged to read all reports, statements and other information filed or otherwise made available by such related issuers. Reports, statements and other information filed with the SEC will be available (a) over the Internet at the SEC website at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC, and
(b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents, upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference facilities.

                        DESCRIPTION OF THE CERTIFICATES

General

     The certificates will be issued from time to time pursuant to the related trust agreement among the depositor, the trustee and the administrative agent. See "Description of the Trust Agreement." Certificates with an aggregate
principal balance of $             have been registered with the SEC for sale
pursuant to this prospectus. This prospectus may be used to offer and sell certificates only if accompanied by a prospectus supplement that sets forth the aggregate principal balance and specific terms of those certificates.

     The certificates issued by the particular trust will represent all of the beneficial ownership interests in the assets of that trust, which will consist of (a) its underlying debt securities and (b) all payments on or collections with respect to its underlying debt securities. See "--Removal of Underlying Debt Securities" and "Description of the Trust Agreement--Assignment of Claims; Distribution of Underlying Debt Securities" for a discussion of the circumstances under which underlying debt securities may be removed from the assets of the particular trust and the applicable prospectus supplement for a discussion of the circumstances under which underlying debt securities may be redeemed prior to their stated maturities. The assets of the particular trust will be held by or on behalf of the trustee for the benefit of the holders of the related certificates.

     The applicable prospectus supplement for the certificates offered thereby and hereby will specify the following information for such certificates:

        o  the initial issue date of such certificates;

        o whether such certificates are being sold in an underwritten or agented transaction, and if an underwritten transaction, whether it is a fixed or variable price offering, and if a fixed price offering or an agented transaction, the price to public of such certificates;

        o  the initial aggregate principal balance of such certificates;

        o a summary of the closing conditions for such certificates, including any provisions relating to the reduction of the aggregate principal balance of such certificates initially offered, and a summary of the closing conditions for the related underlying debt securities;

        o the initial distribution rate on such certificates and the interest distribution dates and record dates therefor;

        o  the final scheduled distribution date of such certificates;

        o provisions for special distributions on such certificates and the dates therefor;

        o whether any trust expenses and reserves are to be deducted from distributions otherwise payable to certificateholders, and, if so, the extent thereof and, if not, the party or parties responsible therefor;

        o the form (including identity of any depositary for global certificates) and denominations of such certificates;

        o  the payment currency for such certificates if other than U.S.
           dollars;

        o  the ratings on such certificates by the specified rating agencies;

        o the names of any and all underwriters or placement agents for the sale of such certificates and the amount of their discounts or commissions, respectively;

        o the listing of such certificates on any U.S. national or international securities exchange;

        o any material U.S. federal income tax consequences or considerations under the Employee Retirement Income Security Act of 1974, as amended, relating to such certificates that are not otherwise disclosed in this prospectus;

        o any risk factors not disclosed in this prospectus that should be reviewed by investors prior to making a decision to invest in such certificates;

        o  the name of the administrative agent and the trustee; and

        o  any other material terms of such certificates.


     In the event that certificates described in the applicable prospectus supplement are to be offered utilizing the services of one or more placement agents identified therein as agents of the depositor, then, least 48 hours prior to the delivery of written confirmations of sale, the depositor will file a post-effective amendment to the registration statement of which this prospectus constitutes a part containing a preliminary prospectus supplement that identifies the proposed issuers of underlying debt securities to be held as assets of the trust issuing those certificates.


Nature of the Certificates

     The depositor will arrange for the issuance of the certificates by the particular trust and will sell the underlying debt securities to such trust in exchange for the proceeds of the issuance of the certificates. The certificates are "pass-through" securities that represent undivided beneficial ownership interests in the assets of the particular trust. All payments on the underlying debt securities purchased by the particular trust, after payment of any required trust expenses and reserves, will be "passed through" to certificate holders.

     The certificates will entitle their holders to receive distributions from payments by the related issuers on the underlying debt securities held by the particular trust, but only to the extent of such payments if and when made. If any issuer fails to make any required payment on its underlying debt securities then held by the particular trust, then such trust will not be able to distribute any amounts with respect to that payment to the holders of the certificates.

All of the certificates will share in payments and losses on the underlying debt securities then held by the particular trust on a pro rata basis. As used herein with respect to the certificates of the particular trust, the term "pro rata basis," or similar terms, is determined by reference to the respective principal balances of such certificates held by holders.

     Because the certificates will represent beneficial ownership interests in the assets of the particular trust, and will not be debt instruments that are obligations of, or guarantees by, the depositor, the trustee or any other entity, they technically will not have a principal amount that must be repaid or bear any interest. However, because the distributions on the certificates primarily will represent distributions of principal of and premium, if any, and interest on trust assets that are debt instruments, for convenience, we often refer in this prospectus to distributions that represent a return of an initial investment or a premium on an initial investment as "principal" and to distributions that represent the yield on an investment as "interest," in accordance with customary market practice.

     The depositor, any underwriter or placement agent or any affiliate of the depositor or any underwriter or placement agent may purchase certificates at any time and at any price in the open market or otherwise.

Collections and Distributions


     On each interest distribution date specified in the applicable prospectus supplement, each holder of certificates issued by the particular trust will be entitled to receive, to the extent received by the trustee and after payment of any required trust expenses and reserves, a pro rata share of all interest payments received on the underlying debt securities held as assets of that trust. Interest payments from the related issuers will be subject to the business day conventions applicable to their underlying debt securities. In addition, if a date on which the trustee receives funds with respect to those underlying debt securities is not a business day, distributions on the certificates will be made by the trustee on the next succeeding business day without any additional payment. In the context of the certificates, the term "business day" means any day other than a Saturday, Sunday or other day on which commercial banks are obligated or authorized by law, executive order or regulation to be closed in The City of New York or such other city or cities specified in the applicable prospectus supplement.


     Upon (a) the maturity or earlier redemption of any underlying debt securities held as assets of the particular trust or (b) the occurrence of a removal event resulting in the sale of any underlying debt securities held as assets of the particular trust upon the request of one or more certificate holders of that trust, each applicable certificate holder will be entitled to receive a pro rata share, to the extent received by the trustee, of any payment of principal and any premium and interest with respect to those underlying debt securities, in the case of clause (a), or any proceeds received upon the sale of those underlying debt securities, in the case of clause (b). Upon the distribution of any underlying debt securities to one or more certificate holders under the circumstances described herein or in the applicable prospectus supplement, each applicable certificate holder will be entitled to receive a pro rata share of those underlying debt securities.


     Collections on the underlying debt securities held as assets of the particular trust that are received by the trustee will be deposited from time to time into a segregated account maintained or controlled by the trustee for the benefit of the holders of the related certificates. On each interest distribution date and the final scheduled distribution date, the trustee will apply those collections in the following order of priority, solely to the extent of available funds (as defined below) on such distribution date:


     The interest portion of available funds will be paid:

          (a) first, to the trustee, for trust expenses in an aggregate amount not to exceed the available expense amount (as defined below) for the distribution period applicable to that interest distribution date;

          (b) second, (1) to the extent the available expense amount for that distribution period exceeds the actual trust expenses for that distribution period, to the expense reserve account in the amount of such excess and (2) to the extent actual trust expenses exceed (x) the available expense amount for that distribution period, (y) any amounts available in the expense reserve account and (z) the amount that the depositor is obligated to satisfy for that distribution period as described under "Description of the Trust Agreement--The Trustee," to the trustee in an amount not to exceed all remaining unpaid trust expenses for that distribution period; and

          (c) third, to the holders of the outstanding certificates, pro rata, in accordance with the principal balances of their certificates.


Periodic expenses of the trust will be paid in the manner described under "Description of the Trust Agreement--The Trustee."


     The principal portion of available funds will be paid to the holders of the outstanding certificates, pro rata, in accordance with the principal balances of their certificates, thereby reducing each certificate holder's aggregate principal balance by an amount equal to the pro rata share of the principal amount of the underlying debt securities held as assets of the particular trust that is paid at their maturity on the final scheduled distribution date, exclusive of any premium.

     The term "available funds" for any interest distribution date or the final scheduled distribution date of the certificates means the sum of all amounts received by the trustee on or with respect to the underlying debt securities held as assets of the particular trust from but excluding the previous interest distribution date (or, if none, the initial issue date of the certificates) to and including that interest distribution date or the final scheduled distribution date, as the case may be, exclusive of any amounts received by the trustee during that period and distributed on a special distribution date as described in the immediately succeeding paragraph.

     If the trustee receives a payment on any underlying debt securities held as assets of the particular trust (a) after the date on which that payment was due or (b) as a result of the redemption of the underlying debt securities held as assets of the particular trust by any related issuer, then the trustee will make a special pro rata distribution of that payment on the business day following receipt of that payment. No additional amounts will accrue on the certificates or be owed to certificate holders as a result of any delay in payment referred to in clause (a) above; provided, however, that any additional interest owed and paid by the related issuer of those underlying debt securities to the trustee as a result of a delay shall be distributed to the certificate holders on a pro rata basis. Upon any redemption of those underlying debt securities referred to in clause (b) above, the principal and any premium and interest received by the trustee will be allocated to the holders of the certificates, pro rata, in accordance with the outstanding principal balances of their certificates and each certificate holder's aggregate principal balance will be reduced by an amount equal to its pro rata share of the principal amount of those underlying debt securities paid upon such redemption, exclusive of any premium.

     Distributions on the certificates on each interest distribution date other than the final scheduled distribution date and on each special distribution date resulting from the failure of the related issuer of any underlying debt securities held as assets of the particular trust to make a required payment on their due date will be made to each certificate holder as of the record date preceding such interest distribution date or special distribution date, as the case may be, by check mailed to each such certificate holder at its address of record. Principal, premium, interest and other distributions on the certificates on the final scheduled distribution date, on any special distribution date resulting from the redemption of underlying debt securities held as assets of the particular trust or upon the occurrence of an event requiring removal of underlying debt securities from the assets of the particular trust under the circumstances described herein or in the applicable prospectus supplement will be made in immediately available funds against presentation and surrender of those certificates. Notwithstanding the foregoing, distributions on certificates represented by a global certificate will be made to DTC or its nominee, as holder of such global certificate, as described below under "--Book-Entry Issuance."

     All amounts received by the trustee on or with respect to the underlying debt securities held as assets of the particular trust that are not able to be distributed to certificate holders on the date of receipt shall be invested by the trustee in eligible investments (as defined below). Income on eligible investments will constitute property of the particular trust and will be included in available funds. As used in this section, "eligible investments" means investments which are consistent with the particular trust's status as a grantor trust for U.S. federal income tax purposes and acceptable to the applicable rating agencies as being consistent with their ratings of the certificates. As specified in the related trust agreement, eligible investments may include, among other investments, U.S. government and agency obligations, repurchase agreements, demand and time deposits and commercial paper. Generally, eligible investments must be limited to obligations or securities that mature not later than the business day preceding the immediately succeeding distribution date.

Removal of Underlying Debt Securities

     If (a) the rating of the underlying debt securities of any single issuer held as assets of the particular trust is downgraded below "BBB-" by S&P or "Baa3" by Moody's or a corresponding rating by any other rating agency specified in the applicable prospectus supplement, or is withdrawn by S&P, Moody's or such rating agency, (b) an issuer of underlying debt securities representing 10% or more of the aggregate principal amount of all underlying debt securities held as assets of the particular trust is, at any time, not filing periodic reports with the SEC under the Exchange Act, in the case of an issuer that is a reporting company, or is not making its information publicly available, in the case of an issuer that is a GSE, and, in any such case, the obligations of that issuer are not (1) fully and unconditionally guaranteed by an eligible issuer (and all requirements of Rule 3-10 of Regulation S-X are satisfied) or (2) assumed by an eligible issuer or (c) an event of default has occurred with respect to any underlying debt securities held as assets of the particular trust, then the trustee, within two business days following the receipt of written notice from the applicable underlying debt security indenture trustee or fiscal agent or its actual knowledge of a payment default, in the case of a default event, or from the administrative agent, in the case of a downgrade event or nonfiling event, will deliver to the holders of the certificates notice of that removal event and, within twelve business days following its receipt of such written notice or its actual knowledge of a payment default, will remove such underlying debt securities from the assets of the particular trust and, subject to the next paragraph, will distribute such underlying debt securities to the holders of the certificates on a pro rata basis.

     If, following a removal event, an individual certificate holder notifies the trustee in writing within three business days of its receipt of notice that it elects to sell its pro rata share of any underlying debt securities to be distributed, then the trustee shall deliver those underlying debt securities to the administrative agent for sale. The administrative agent shall use its reasonable efforts to sell each such certificate holder's pro rata share of the related underlying debt securities and deliver the proceeds received in connection with those sales (less any expenses payable to the administrative agent specified below under "--Sale Procedures" or in the applicable prospectus supplement), if any, to the trustee for distribution to the applicable certificate holders. If the trustee cannot distribute underlying debt securities that are to be distributed to certificate holders because of the failure to satisfy the minimum authorized denomination requirements of those underlying debt securities, the trustee will deliver those underlying debt securities to the administrative agent, which will use its reasonable efforts to sell each such certificate holder's pro rata share of those underlying debt securities. Upon sale, the administrative agent will promptly deliver the proceeds received from each of those sales (without any deduction for expenses of the administrative agent) to the trustee for distribution to the applicable certificate holders.

     A certificate holder's election to sell its pro rata share of underlying debt securities subject to a removal event shall be irrevocable. Any sale of underlying debt securities upon the occurrence of a removal event will be made in accordance with the procedures described below under "--Sale Procedures" or in the applicable prospectus supplement.

     Upon the occurrence of any removal event, each certificate holder's aggregate principal balance will be reduced by an amount equal to the pro rata share of the principal amount of the underlying debt securities so removed from the assets of the particular trust. In the event that underlying debt securities are distributed to certificate holders upon the occurrence of a removal event, those certificate holders will be the registered holders of underlying debt securities distributed in definitive form and beneficial owners of underlying debt securities distributed in book-entry form. The position of beneficial owners of underlying debt securities, which in the case of all underlying issuers other than GSEs, will be determined by reference to the book-entry system of DTC and, in certain cases, other clearing systems such as Euroclear and Clearstream Luxembourg and, in the case of GSEs, will be determined by reference to the book-entry system of the U.S. Federal Reserve Banks, and in each case will be substantially similar to the position of the beneficial owners of a global security summarized herein with respect to the certificates.

Sale Procedures


     In connection with any sale of any underlying debt securities following a removal event, the administrative agent named in the applicable prospectus supplement will use its reasonable efforts to sell those underlying debt securities to the highest of not less than three solicited bidders (which bidders may include the administrative agent); provided, however, that neither the administrative agent nor any of its affiliates is obligated to bid for those underlying debt securities; and provided, further, that the administrative agent will use its reasonable efforts to solicit at least three bids from financial institutions with invested assets or assets under management of at least $100 million that are not affiliates of the administrative agent. If the administrative agent receives less than three such bids for underlying debt securities that certificate holders have elected to sell following a removal event prior to the close of business on the fifth business day after the trustee has notified certificate holders of such removal event, the administrative agent will deliver such underlying debt securities to the trustee for distribution to the related certificate holders. If the administrative agent receives less than three such bids prior to the close of business on the second business day following its receipt of all underlying debt securities to be sold due to their inability to be distributed resulting from their failure to satisfy the minimum authorized denomination requirements, the administrative agent will sell those underlying debt securities to the highest bidder of the bids received. In the sole judgment of the administrative agent, bids may be evaluated on the basis of bids for all or a portion of the underlying debt securities to be sold or any other basis selected in good faith by the administrative agent.


     In the event that any certificate holder elects to sell its pro rata share of any underlying debt securities subject to a removal event, such certificate holder will also be deemed to have elected to pay the administrative agent a fee for its services in connection with such sale that is specified in the applicable prospectus supplement. The administrative agent will deduct this fee from the gross proceeds received from such sale.

     No assurance can be given as to whether the administrative agent will be successful in soliciting any bids to purchase the underlying debt securities to be sold following a removal event or as to the price of any such bid relative to the principal amount of those underlying debt securities. See "Risk Factors--A removal event with respect to the certificates will result in either the distribution of underlying debt securities held as assets of the particular trust to certificate holders or, upon election by each individual certificate holder, the sale of those underlying debt securities and the distribution of the net proceeds received from that sale to the electing certificate holders, on a pro rata basis. A distribution or sale in these circumstances may result in a loss on your investment in the certificates."

Notices

     Notices to certificate holders will be made by first class mail, postage prepaid, to the addresses that appear on the security register maintained by the trustee. If the certificates are listed on a U.S. national or international securities exchange, such notices will also be disseminated in accordance with the rules and regulations of each such exchange.

Book-Entry Issuance


     The applicable prospectus supplement will specify whether the certificates will be issued in book-entry and/or certificated form. Certificates issued in book-entry form will initially be represented by one or more global certificates registered in the name of the nominee of DTC. So long as the certificates are represented by one or more global certificates, DTC's nominee will be the sole certificate holder under the related trust agreement. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No purchaser of any certificate will be entitled to receive a certificate representing such person's interest registered in its name, except as set forth below under "--Definitive Certificates."


     DTC will act as securities depositary for all of the certificates. Cross-market transfers of certificates, if any, will be effected in DTC on behalf of Euroclear or Clearstream Luxembourg, as participants in DTC, in accordance with the rules of DTC. However, such cross-market transfers will require delivery of instructions to Euroclear or Clearstream Luxembourg, as the case may be, by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. Euroclear or Clearstream Luxembourg, as the case may be, will, if the transfer meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving the beneficial interests in the applicable global certificate in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Participants of Euroclear or Clearstream Luxembourg may not deliver instructions directly to the depositaries for Euroclear or Clearstream Luxembourg, as the case may be.

     Because of time zone differences, the securities account of a Euroclear or Clearstream Luxembourg participant purchasing a beneficial interest in a global certificate from a DTC participant will be credited during the securities settlement processing day (which must be a business day for Euroclear or Clearstream Luxembourg, as applicable) immediately following the DTC settlement date. Credit of such transfer of a beneficial interest in a global certificate settled during such processing day will be reported to the applicable Euroclear or Clearstream Luxembourg participant on that day. Cash received in Euroclear or Clearstream Luxembourg as a result of a transfer of a beneficial interest in a global certificate by or through a Euroclear or Clearstream Luxembourg participant to a DTC participant will be received with value on the DTC settlement date but will be available in the applicable Euroclear or Clearstream Luxembourg cash account only as of the business day following settlement in DTC.

DTC, Euroclear and Clearstream Luxembourg

     The information set out below in connection with DTC, Euroclear and Clearstream Luxembourg is subject to any change in or reinterpretation of the rules, regulations and procedures of the clearing systems currently in effect, and material changes therein or reinterpretations thereof will be described in the applicable prospectus supplement. The information about each of them set forth below has been obtained from sources that the depositor believes to be reliable, but neither the depositor nor any underwriter or placement agent takes any responsibility for the accuracy or completeness of the information. Neither the depositor nor any underwriter or placement agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the certificates held through the facilities of any clearing system or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Although DTC, Euroclear and Clearstream Luxembourg have agreed to the following procedures described in this section, in order to facilitate transfers of interests in the certificates among participants of DTC, Euroclear and Clearstream Luxembourg, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither the depositor nor any underwriter or placement agent assumes any responsibility for the performance by DTC, Euroclear or Clearstream Luxembourg or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

     DTC, Euroclear and Clearstream Luxembourg have advised the depositor as follows:

     DTC. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of transactions between DTC participants through electronic book-entry changes in accounts of DTC participants, thereby eliminating the need for physical movement of certificates. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and may in the future include certain other organizations ("DTC participants"). Indirect access to the DTC system is also available to other such banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly ("indirect DTC participants"). DTC is owned by a number of its participants and by the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, and rules applicable to DTC and its participants are on file with the SEC.

     Transfers of ownership or other interests in the certificates in DTC may be made only through DTC participants. Indirect DTC participants are required to effect transfers through a DTC participant. DTC has no knowledge of the actual beneficial owners of the certificates. DTC's records reflect only the identity of the DTC participants to whose accounts the certificates are credited, which may not be the beneficial owners. DTC participants will remain responsible for keeping account of their holdings on behalf of their customers and for forwarding all notices concerning the certificates to their customers.

     So long as DTC, or its nominee, is the holder of a global certificate, distributions on a global certificate will be made in immediately available funds to DTC. DTC's practice is to credit DTC participants' accounts on the applicable payment date in accordance with their respective holdings shown on its records, unless DTC has reason to believe that it will not receive payment on that date. Payments by DTC participants to beneficial owners will be governed by standing instructions and customary practices, as in the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of the DTC participants and not of DTC or any other party, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment to DTC is the responsibility of the trustee. Disbursement of payments to DTC participants will be DTC's responsibility and disbursement of payments to the beneficial owners will be the responsibility of DTC participants and indirect DTC participants.

     Because DTC can only act on behalf of DTC participants, who in turn act on behalf of indirect DTC participants, and because owners of beneficial interests in the global certificates will hold their interests through DTC participants or indirect DTC participants, the ability of the owners of beneficial interests in a global certificate to pledge their interests to persons or entities that do not participate in DTC, or otherwise take actions with respect to their interests, may be limited.

     Ownership of interests in the global certificates will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by DTC, the DTC participants and the indirect DTC participants. The laws of some jurisdictions require that certain persons take physical delivery in certificated form of securities which they own. Consequently, the ability to transfer beneficial interests in the global certificates is limited to such extent.

     Delivery of notices and other communications by DTC to DTC participants, by DTC participants to indirect DTC participants and by DTC participants and indirect DTC participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements that may be in effect from time to time.

     Upon the occurrence of a removal event or the redemption of any underlying debt securities, notices will be sent to Cede & Co. If less than all of the principal balance of the global certificates is affected, DTC will reduce the amount of the interest of each DTC participant in those global certificates on a pro rata basis.

     According to DTC, the foregoing information with respect to DTC has been provided to the industry for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

     Euroclear. Euroclear was created in 1968 to hold securities for Euroclear participants (as defined below) and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries. Euroclear is operated by the Euroclear Bank S.A./N.V. (the "Euroclear operator"), under contract with Euroclear Clearance Systems S.C., a Belgium cooperative corporation (the "cooperative"). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the cooperative. The cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries ("Euroclear participants"). Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the "Euroclear terms and conditions"). The Euroclear terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payment with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Euroclear terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

     Distributions with respect to certificates held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Euroclear terms and conditions, to the extent received by the Euroclear operator and by Euroclear.

     Clearstream Luxembourg. Clearstream Luxembourg is incorporated under the laws of Luxembourg as a professional depositary. Clearstream Luxembourg holds securities for Clearstream Luxembourg participants (as defined below) and facilitates the clearance and settlement of securities transactions between Clearstream Luxembourg participants through electronic book-entry changes in accounts of Clearstream Luxembourg participants, thereby eliminating the need for physical movement of certificates. Clearstream Luxembourg provides to Clearstream Luxembourg participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depositary, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg participants are recognized financial institutions around the world, including securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Clearstream Luxembourg participants"). Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg participant either directly or indirectly.

     Distributions with respect to certificates held beneficially through Clearstream Luxembourg will be credited to cash accounts of Clearstream Luxembourg participants in accordance with its rules and procedures, to the extent received by Clearstream Luxembourg.

Definitive Certificates

     The certificates represented by a global certificate will be exchangeable for definitive certificates if (a) DTC notifies the depositor that it is unwilling or unable to continue as depositary for the global certificates or the depositor determines that DTC is unable to continue as depositary, and the depositor thereupon fails to appoint a successor depositary to DTC within 60 calendar days or (b) the depositor, in its sole discretion, at any time determines not to have certificates represented by global certificates. Any certificate that is exchangeable pursuant to the preceding sentence will be exchangeable for definitive certificates of like tenor in authorized denominations for the same aggregate principal balance and registered in such names as DTC shall direct.


     The paying agent for the certificates will be named in the applicable prospectus supplement. See "--Notices."


     In the event definitive certificates are issued, the holders of definitive certificates will be able to transfer their certificates, in whole or in part, by surrendering them for registration of transfer at the office of the trustee, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the trustee. Upon surrender, the trustee will authenticate and deliver new certificates to the designated transferee in the aggregate principal balance being transferred, and a new certificate for any principal balance not being transferred will be issued to the transferor. The trustee will not charge any fee for the registration of transfer or exchange, except that it may require the payment of a sum sufficient to cover any applicable tax or other government charge payable in connection with the transfer.

Trading

     Except for trades involving Euroclear and Clearstream Luxembourg participants, beneficial interests in the certificates will trade in DTC's Same-Day Funds Settlement System, and secondary market trading activity in the certificates will therefore settle in immediately available funds, subject in all cases to the rules and operating procedures of DTC. Transfers between participants in DTC will be effected in the ordinary way in accordance with

DTC's rules and operating procedures and will be settled in immediately available funds, while transfers between participants in Euroclear and Clearstream Luxembourg will be effected in the ordinary way in accordance with their respective rules and operating procedures.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

     The certificates of the particular trust will be issued pursuant to the related trust agreement, which, unless otherwise specified in the applicable prospectus supplement, will contain the provisions summarized herein. The following summary of certain provisions of each trust agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the detailed provisions contained in such trust agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Trustee


     The applicable prospectus supplement will specify the name of the trustee for holders of the certificates of the particular trust pursuant to the related trust agreement. The trustee will be entitled to receive a fee for its services as trustee for holders of the certificates of the particular trust. In addition, the trustee will incur legal, accounting, rating agency and other expenses from time to time on behalf of the particular trust. The applicable prospectus supplement will specify the manner in which periodic expenses of the particular trust are to be paid. It is expected that, on each interest distribution date, the trustee will designate as trust expenses of the particular trust an amount equal to the product of (i) the aggregate principal balance of the outstanding certificates of such trust on the business day immediately preceding that interest distribution date and (ii) a percentage specified therefor in the applicable prospectus supplement, which amount we refer to as the "available expense amount." In the event that actual trust expenses for the distribution period applicable to that interest distribution date are less than the available expense amount for that distribution period, the balance will be deposited in a segregated interest-bearing reserve account, which we refer to as the "expense reserve account," and applied to the payment of actual trust expenses of such trust in future distribution periods. In the event that actual trust expenses for the distribution period applicable to that interest distribution date exceed the available expense amount for that distribution period, the trustee will apply funds on deposit in the expense reserve account, if any, to the payment of such excess actual trust expenses. In the event that actual trust expenses for that distribution period exceed the available expense amount and all funds on deposit in the expense reserve account, then the depositor shall be obligated to satisfy those expenses in an amount for that distribution period equal to a sum specified therefor in the applicable prospectus supplement minus the sum of the available expense amount for that distribution period and funds on deposit in the expense reserve account that the trustee is required to apply or has applied, as the case may be, to the payment of actual trust expenses for that distribution period. These amounts paid by the depositor will be reimbursed by Bank of America Corporation or such other party specified in the applicable prospectus supplement. In the event that actual trust expenses for any distribution period remain unpaid after applying the procedures described above, unless otherwise specified in the applicable prospectus supplement, those expenses will be payable by certificate holders of the particular trust. Trust expenses payable by certificate holders of the particular trust will be allocated on a pro rata basis among such certificate holders and deducted from each such certificate holder's allocable share of interest collections received by the trustee on the applicable interest distribution date.


     Funds on deposit in each expense reserve account shall be invested by the trustee in eligible investments and held separate and apart from, and not commingled with, any other moneys (including those held in expense reserve accounts relating to the certificates of other trusts) held by the trustee. Any net investment earnings on funds on deposit in an expense reserve account shall be applied toward the payment of actual trust expenses of the particular trust. In the event that all actual trust expenses upon the final distribution to holders of certificates of the particular trust of all amounts due on the underlying debt securities held as assets of that trust are paid in full, all remaining funds on deposit in the related expense reserve account will be distributed to such holders on a pro rata basis.

     The trustee under each trust agreement may resign or may be removed by the depositor at any time, in which event the depositor will be obligated to appoint a successor trustee. Any successor trustee must be a bank or trust company organized, in good standing, doing business, and authorized to exercise corporate trust powers, under the laws of the United States or any state thereof, have combined capital and surplus of at least $200,000,000, and be subject to supervision or examination by U.S. federal or state banking authorities. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by such successor trustee.

     Each trust agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to such trust agreement or the certificates of the particular trust or the performance of the trustee's duties under such trust agreement, other than any loss, liability or expense
(a) that constitutes a specific liability of the trustee under such trust agreement or (b) incurred by reason of willful misconduct, bad faith or negligence in the performance of the trustee's duties under such trust agreement or as a result of a breach or reckless disregard of the trustee's obligations and duties under such trust agreement.

Administrative Agent

     The administrative agent under each trust agreement will be named in the applicable prospectus supplement. Pursuant to each trust agreement, the administrative agent will act on behalf of the related certificate holders in connection with the sale of underlying debt securities following a removal event and shall be required to perform only those duties that are specifically applicable to it as set forth in such trust agreement.

     Each trust agreement will provide that the administrative agent will have no liability to holders of the certificates for any act or omission except as a result of its willful misconduct, bad faith or gross negligence. The administrative agent may assign any and all of its duties, obligations and rights as administrative agent under such trust agreement to any of its affiliates. The administrative agent under each trust agreement may resign or be removed by the depositor at any time, in which event the depositor will be obligated to appoint a successor administrative agent.

Voting Rights of the Certificates

     The voting rights of the certificates of the particular trust will be allocated among the holders of the certificates of such trust in proportion to the principal balance of their then outstanding certificates held on any date of determination or as otherwise specified in the applicable prospectus supplement.

Amendment


     Each trust agreement may be amended by the depositor and the trustee, without notice to or consent of the certificate holders, for specified purposes, including:

        o  to cure any ambiguity in such trust agreement,

        o to correct or supplement any provision in such trust agreement which may be inconsistent with any other provision therein,

        o to add to the covenants, restrictions or obligations of the depositor for the benefit of the related certificate holders,

        o to comply with any requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), or

        o to evidence and provide for the acceptance of appointment under such trust agreement by a successor trustee.


     Without limiting the generality of the foregoing, each trust agreement may also be amended from time to time by the depositor and the trustee, with the consent of the holders of a majority in aggregate principal balance of the then outstanding certificates issued thereunder for the purpose of adding any provision to or changing in any manner or eliminating any provision of such trust agreement or of modifying in any manner the rights of the holders of such certificates; provided, however, that the consent of the holders of all such outstanding certificates shall be required in the event any such amendment would:


        o alter the pass-through nature of any payments received with respect to the underlying debt securities held as assets of the particular trust or the amount or timing of their distribution to holders of such certificates,

        o reduce the principal balance of such certificates except upon payment on the final scheduled distribution date or upon the removal or redemption of the underlying debt securities held as assets of the particular trust under the circumstances described herein or in the applicable prospectus supplement, or

        o reduce the aforesaid percentages required for the consent to any amendment with the consent of the holders of such certificates.

     Notwithstanding anything to the contrary contained herein, no trust agreement may be amended if any such amendment would (1) require the particular trust to be registered under the Investment Company Act of 1940, as amended, (2) cause the particular trust to be taxed as an association or publicly traded partnership taxable as a corporation or otherwise alter the classification of the particular trust for U.S. federal income tax purposes,
(3) result in a sale or exchange of any certificate issued thereunder for tax purposes, (4) result in a downgrade or withdrawal by any rating agency specified in the applicable prospectus supplement of its then current rating of the certificates issued thereunder, (5) change or add any removal events,
(6) substitute underlying debt securities of an issuer as assets of the particular trust for debt securities of another issuer or (7) modify the provisions of such trust agreement in a manner that would permit the trustee or the related certificate holders to declare or waive an event of default in respect of the underlying debt securities held as assets of the particular trust.

Voting of Underlying Debt Securities


     The trustee, as holder of the underlying debt securities held as assets of the particular trust, will have the right to vote and give consents and waivers with respect to those underlying debt securities, but may do so only if and as directed in writing by holders of the related outstanding certificates; provided, however, that while the underlying debt securities remain assets of the particular trust neither the trustee nor the related certificate holders shall be permitted to vote to (1) take any action that would affect the conditions under which those underlying debt securities may be removed as assets of that trust or (2) declare an event of default in respect of those underlying debt securities or to waive any event of default thereunder. In the absence of any written direction from the holders of the related certificates, the trustee shall not exercise any voting, consent or waiver rights with respect to the underlying debt securities held as assets of the particular trust.


     Holders of a majority in aggregate principal balance of the then outstanding certificates issued by the particular trust will have the right to direct any proceeding for any remedy with respect to any underlying debt security held as an asset of that trust that is available to the trustee as holder of such underlying debt security. Such holders also have the right to direct the trustee to direct any proceeding for any remedy available to the applicable indenture trustee.

     Notwithstanding anything to the contrary contained herein or in the applicable prospectus supplement, upon request of any certificate holder, the trustee, on behalf of that certificate holder, shall enforce any of its rights against the related issuers of underlying debt securities held as assets of the particular trust or any underwriter or placement agent, as applicable, under U.S. federal or state securities laws as the purchaser of those underlying debt securities. See also "--Assignment of Claims; Distribution of Underlying Debt Securities." Accordingly, the trustee's enforcement of these rights will be pursued for each certificate holder upon its request, and the action pursued by the trustee as requested by any certificate holder may differ from that pursued by the trustee as requested by any other certificate holder.

     The trustee is required to notify all holders of the certificates of the particular trust of any notice of default received from the related indenture trustee or other agent of the related issuer with respect to any underlying debt security held as an asset of that trust.

Meetings of Holders


     Holders of certificates issued by the particular trust may take any action at a separate meeting of holders of those certificates convened for that purpose or by written consent. The trustee will mail to each such holder of certificates a notice of any meeting at which those holders are entitled to take any action or notice of any matter upon which action by written consent of those holders is to be taken. Each such notice will include a statement setting forth the following information:


        o the date of the meeting or the date by which the action is to be taken;

        o a description of any resolution proposed for adoption at the meeting in which holders are entitled to take any action or of the matter upon which written consent is sought; and

        o  instructions for the delivery of proxies or consents.

Assignment of Claims; Distribution of Underlying Debt Securities


     In connection with each offering of certificates, each purchaser of certificates will receive a copy of a prospectus and supplement thereto, in the case of a reporting company, or a comparable offering document, in the case of a GSE, relating to the underlying debt securities of each related issuer to be held as assets of the particular trust. Each related issuer acknowledges that each applicable underwriter or placement agent, as the case may be, will deliver the prospectus and supplement thereto or comparable offering document, as the case may be, relating to the sale of its underlying debt securities directly to purchasers of certificates initially acquired by such underwriter from the particular trust in an underwritten transaction or directly to purchasers of certificates upon the depositor's acceptance of their offers to purchase certificates in an agented transaction.


     Under each trust agreement, the trustee, as purchaser of the underlying debt securities held as assets of the particular trust, will assign to the related certificate holders its rights against the issuers of those underlying debt securities and each applicable underwriter or placement agent, as the case may be, under the U.S. federal and state securities laws with respect to its purchase of those underlying debt securities. Accordingly, purchasers of the certificates issued under such trust agreement may proceed directly against the related issuers of those underlying debt securities and each applicable underwriter or placement agent, as the case may be, to enforce those rights without first proceeding against the particular trust, the trustee or any other entity. Each issuer of underlying debt securities and the applicable underwriter(s) or placement agent(s), as the case may be, will acknowledge the existence of such assignment and agree not to contest its enforceability.

     Under each trust agreement, the trustee will be required to remove from the assets of the particular trust the underlying debt securities of any issuer, in whole and not in part, for which removal of those underlying debt securities is required to effectuate a final judgment or decree which requires a right of rescission with respect to those underlying debt securities in connection with any action brought under U.S. federal or state securities laws in respect of those underlying debt securities.

Replacement Certificates

     If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the trustee in The City of New York, upon payment by the holder of such expenses as may be reasonably incurred by the trustee in connection with such replacement and the furnishing of such evidence and indemnity as such trustee may reasonably require. Mutilated certificates must be surrendered before new certificates will be issued.

Governing Law

     The certificates and the related trust agreement will each be governed by, and construed in accordance with, the laws of the State of New York.

                 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth the material U.S. federal income tax consequences of the ownership and disposition of the certificates and is based on the Code, the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service"), all as in effect on the date hereof. In addition, the applicable prospectus supplement will contain additional disclosure, if any, related to material U.S. federal income tax consequences of the ownership or disposition of the certificates described therein. Legislative, judicial or administrative changes or interpretations hereafter enacted or promulgated could alter or modify the analysis and conclusions set forth below, possibly on a retroactive basis. This discussion represents the opinion of tax counsel to each trust, subject to the qualifications set forth in this prospectus. This discussion does not purport to address the U.S. federal income tax consequences either to special classes of taxpayers (such as banks, other financial institutions, insurance companies, mutual funds, broker-dealers, tax-exempt organizations and persons that hold the certificates as part of a straddle, hedging or conversion transaction) or to taxpayers that hold interests in each trust through other persons (such as stockholders, partners, or trust beneficiaries). This discussion assumes that the certificates will be held by the holders thereof as capital assets as defined in the Code and that the underlying debt securities are properly characterized as debt for U.S. federal income tax purposes. The discussion is generally limited to the initial investors in the certificates. No information is provided in this prospectus with respect to any foreign, state or local tax consequences of the ownership and disposition of the certificates or any U.S. federal alternative minimum tax or estate and gift tax considerations. Except as discussed in "--Non-U.S. Certificate Holders" and "--Information Reporting and Backup Withholding" below, the following discussion applies only to a U.S. Holder (as defined below).

     Prospective investors are urged to consult their own tax advisors with regard to the U.S. federal tax consequences of purchasing, holding and disposing of certificates in their own particular circumstances, as well as the tax consequences arising under the U.S. federal alternative minimum tax and estate and gift tax laws and the laws of any state, foreign country or other jurisdiction to which the prospective investors may be subject.

     For purposes of this discussion, "U.S. Holder" means a holder that is: a citizen or resident of the United States, a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia; an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions; a trust that has elected to be treated as a "domestic trust" or a partnership to the extent the interests therein are beneficially owned by any of the persons described in this sentence. A "Non-U.S. Certificate Holder" means a person other than U.S. Holders and holders subject to rules applicable to former citizens and residents of the United States.

Tax Status of Each Trust

     In the opinion of Sidley Austin Brown & Wood LLP ("U.S. Federal Tax Counsel"), no trust will be classified as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. We anticipate that each trustee will take the position that each such trust will constitute a grantor trust for U.S. federal income tax purposes. Accordingly, no trust will be subject to U.S. federal income tax and each certificate holder will be subject to U.S. federal income taxation as if it owned directly the portion of the underlying debt securities allocable to such certificates, and as if it received (or accrued) directly its share of income received (or accrued) by the particular trust and as if it paid (or accrued) directly its share of expenses paid (or accrued) by the particular trust. No assurance can be given that the Service will agree with the foregoing characterization of trust or that if challenged such a characterization will prevail.

     For example, if a trust were to be classified as a tax partnership instead of a grantor trust, then such trust would not be subject to U.S. federal income tax, but each item of income, gain, loss and deduction generated as a result of the ownership of the underlying debt securities by such trust would be allocated to the certificate holders as the partners in such a tax partnership according to their respective interests in such trust. The amount of income reportable by the certificate holders as partners in such a tax partnership could differ from that reportable by the certificate holders as holders of interests in a grantor trust. A cash basis certificate holder treated as a partner, for example, might be required to report income when it accrues to such trust rather than when it is received by such trust. As a result, the certificate holder might be taxed on an amount of income greater than the amount of interest received on the certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificate holders. Certificate holders should consult their own tax advisors regarding the effect upon them that any re-characterization may have.

     Because each trustee will treat the particular trust as a grantor trust for U.S. federal income tax purposes, it will not comply with the tax reporting requirements applicable to the possible alternative characterizations of such trust such as the one discussed above.

     The following discussion assumes that each trust is, and the certificates represent interests in, a grantor trust for U.S. federal income tax purposes.

Income of U.S. Certificate Holders

     Interest Income and Original Issue Discount. In the opinion of the U.S. Federal Tax Counsel, the certificates represent interests in 100% of the liquidation amount of the underlying debt securities and 100% of the distributions payable on the underlying debt securities. Assuming the underlying debt securities are purchased by the trust at par and subject to the discussion in the paragraph below, each trust intends to take the position that the certificates do not represent an interest in securities having original issue discount. Based upon the foregoing and assuming the certificates are purchased at par, it is reasonable for each holder to report on its U.S. federal income tax return, in a manner consistent with its method of tax accounting, its share of the income earned by the related trust with respect to the underlying debt securities, including any prepayment premium attributable to the redemption of an underlying debt security by the issuer of such underlying debt security.

     Market Discount. In the opinion of the U.S. Federal Tax Counsel, to the extent that a holder is deemed to have purchased its pro rata undivided interest in an underlying debt security at a discount (i.e., the purchase price of a certificate allocable to the underlying debt security is less than either (a) the security's stated redemption price or, (b) in a case where the underlying debt security has been issued with original issue discount, its adjusted issue price and such discount is more than a de minimis amount) the holder will be required to treat any principal payments on, or any gain realized upon the disposition or retirement of, the underlying debt security as interest income to the extent of the market discount that accrued while that certificate holder held the certificate. Market discount is considered to be de minimis if it is less than one-quarter of one percent of the underlying debt security's stated redemption price multiplied by the number of complete years to maturity remaining after the holder acquired the certificate. Alternatively, instead of including market discount when principal payments are made, when the bond is sold or redeemed, etc., a U.S. Holder may elect to include market discount in income on a current basis. A U.S. Holder of a certificate that defers rather than currently includes market discount may be required to also defer the deduction for a portion of the interest on any indebtedness incurred or continued to purchase or carry the certificate, until the deferred income is realized.

     Bond Premium. In the opinion of the U.S. Federal Tax Counsel, to the extent a holder is deemed to have purchased its pro rata undivided interest in an underlying debt security at a premium (i.e., the purchase price of a certificate allocable to an underlying debt security exceeds the total amount payable on the underlying debt security other than qualified stated interest), such premium will be amortizable by the holder as an offset to interest income (with a corresponding reduction in the certificate holder's basis) under a constant yield method over the term of the underlying debt security provided an election under Section 171 of the Code is made or was previously in effect. Because such election will also apply to all debt instruments held by the U.S. Holder during the year in which the election is made and all debt instruments acquired thereafter, the U.S. Holder should consult its own tax advisor before making the election.

Deductibility of Trust's Fees and Expenses

     In the opinion of the U.S. Federal Tax Counsel, in computing its U.S. federal income tax liability, a holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees, if any, paid or incurred by each trust as provided in Section 162 or 212 of the Code. If a holder is an individual, estate or trust, the deduction for such holder's share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Sale or Exchange by Holders

     In the opinion of the U.S. Federal Tax Counsel, if a certificate is sold or exchanged for a different security or redeemed, the U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, or redemption and the holder's adjusted basis in the certificate. A holder's adjusted basis in a certificate will equal (a) the holder's cost, increased by any unpaid original issue discount and market discount includible in income with respect to the certificate prior to its sale, and (b) reduced by principal payments, if any, previously received with respect to the certificate and any bond premium amortization previously applied to offset interest income. Except to the extent that the amount realized from disposing of a certificate represents payment for qualified stated interest that has been accrued but not yet taken into income, the gain or loss recognized on the sale, exchange or redemption of a certificate will generally be capital gain or loss if the certificate was held as a capital asset.

Removal of Underlying Debt Securities

     In the opinion of the U.S. Federal Tax Counsel, the removal of the underlying debt securities from a trust and corresponding distribution of such underlying securities to the related certificate holders on a pro rata basis upon the occurrence of certain circumstances described herein will not in and of itself result in gain or loss to those certificate holders. A certificate holder, however, should allocate a portion of its basis in its certificate to the removed underlying debt security based on the relative values of the different underlying debt securities at the time the certificate was purchased. If a removed underlying debt security is sold by the administrative agent on behalf of the certificate holder (instead of being distributed to the certificate holder), then the certificate holder will have gain (or loss), respectively, to the extent the proceeds from the sale exceed (or fall short of) the basis allocated to the removed underlying debt security. Such gain or loss would generally be characterized as capital gain or loss if the certificate was held as a capital asset.

Non-U.S. Certificate Holders

     In the opinion of the U.S. Federal Tax Counsel, a Non-U.S. certificate Holder who is an individual or corporation (or an entity treated as a corporation for U.S. federal income tax purposes) holding the certificates on its own behalf generally will not be subject to U.S. federal income taxes on payments of principal, premium, interest, market discount or original issue discount on a certificate, except to the extent that such Non-U.S. certificate Holder is: a direct or indirect 10% or greater shareholder of any issuer of an underlying debt security; a controlled foreign corporation related to any issuer of an underlying debt security; or an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

        o is signed under penalties of perjury by the beneficial owner of the certificate,

        o  certifies that such owner is not a U.S. Holder, and

        o  provides the beneficial owner's name and address.

     A "Withholding Agent" is the last U.S. payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. certificate Holder (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. certificate Holder who is not an individual or corporation (or an entity treated as a corporation for U.S. federal income tax purposes) holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

     In the opinion of the U.S. Federal Tax Counsel, a Non-U.S. certificate Holder whose income with respect to its investment in a certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder were a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

     Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

     Generally, a Non-U.S. certificate Holder will not be subject to U.S. federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a certificate, unless such Non-U.S. certificate Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. certificate Holder should consult its tax advisor in this regard.

     The certificates will not be includible in the estate of a Non-U.S. certificate Holder unless (a) the individual is a direct or indirect 10% or greater shareholder of any related issuer of underlying debt securities or,
(b) at the time of such individual's death, payments with respect to any of the certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the holder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

     Backup withholding of U.S. federal income tax may apply to payments made with respect to a certificate to a registered owner who is not an "exempt recipient" and who fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made with respect to a holder must be reported to the Service, unless the holder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) would establish an exemption from backup withholding for a Non-U.S. certificate Holder who is not an exempt recipient.

     In addition, upon the sale of a certificate to (or through) a "broker," the broker must backup withhold on the entire purchase price, unless either
(a) the broker determines that the seller is a corporation or other exempt recipient or (b) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. certificate Holder certifies that the seller is not a U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the Service, unless either
(a) the broker determines that the seller is an exempt recipient or (b) the seller certifies its non-U.S. status (and certain other conditions are met).

     Any amounts withheld under the backup withholding rules from a payment to a certificate holder would be allowed as a refund or a credit against such certificate holder's U.S. federal income tax, provided that the required information is furnished to the Service.

State and Local Tax Considerations

     Potential holders should consider the state and local tax consequences of the purchase, ownership and disposition of the certificates. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Potential holders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

                         CERTAIN ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes requirements on employee benefit plans (as defined in Section 3(3) of ERISA) subject to ERISA and on collective investment funds, separate accounts and certain other entities in which such plans are invested, including insurance company separate and general accounts (all of which are referred to herein as "ERISA Plans"), and on persons who are fiduciaries (as defined in Section 3(21) of ERISA) with respect to such ERISA Plans. The Code also imposes certain requirements on ERISA Plans and on other retirement plans and arrangements that are not subject to ERISA, such as individual retirement accounts and Keogh plans (such ERISA Plans and other plans and arrangements are referred to herein as "Plans").

     Before proceeding with an investment in certificates on behalf of a Plan, the person with investment discretion on behalf of the Plan (the "Plan Fiduciary") should review with its legal advisors whether the purchase or holding of certificates would be a suitable investment for the Plan. The following discussion and any discussion in a related prospectus supplement is not intended to be exhaustive, but illustrative of some of the legal issues which may be of concern to a Plan Fiduciary considering an investment in certificates on behalf of a Plan. Because of the many factual patterns which may develop in connection with the purchase or holding of certificates, independent advice should be sought regarding each Plan's particular situation.

ERISA's Fiduciary Standards

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification, requirements respecting delegation of investment authority and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan. Each Plan Fiduciary of an ERISA Plan must give appropriate consideration to the facts and circumstances that are relevant to an investment in the certificates, including the role that an investment in the certificates plays in the ERISA Plans' investment portfolio. Each Plan Fiduciary of an ERISA Plan, before deciding to invest in the certificates, must be satisfied that investment in the certificates is a prudent investment for the ERISA Plan, that the investments of the ERISA Plan, including the investment in the certificates, are diversified so as to minimize the risk of large losses and that an investment in the certificates complies with the ERISA Plan and related trust documents.

Prohibited Transaction Rules

     Unless a statutory or administrative exemption is available, Section 406 of ERISA and Section 4975 of the Code prohibit Plans from engaging in a broad range of transactions with persons ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan. The types of transactions between Plans and Parties in Interest that are prohibited include: (a) sales, exchanges or leases of property, (b) loans or other extensions of credit and (c) the furnishing of goods and services. Certain Parties in Interest that participate in a non-exempt prohibited transaction may be subject to an excise tax under ERISA or the Code. In addition, the persons involved in the prohibited transaction may have to rescind the transaction and pay an amount to the Plan for any losses realized by the Plan or profits realized by such persons and certain other liabilities could result that have a significant adverse effect on such persons.


     An investment in certificates by a Plan might result in the underlying debt securities or other assets of a trust being deemed to constitute assets of such Plan, which in turn would mean that such assets, and certain underlying aspects of such investment, including the operation of such trust, would be subject to the prohibited transaction rules of ERISA and Section 4975 of the Code. In addition, it might also mean that the Plan Fiduciary deciding to invest in the certificates may have delegated fiduciary responsibility to each related trustee. Under regulations issued by the U.S. Department of Labor (the "Plan Asset Regulations"), the assets of a trust would be treated as assets of a Plan that acquires certificates unless one of the exceptions contained in the Plan Assets Regulations is applicable. No assurance can be given as to whether any of the exceptions set forth in the Plan Asset Regulations will apply to a trust and, thus, an acquisition of certificates by one or more Plans could result in such trust's assets being treated as assets of such Plan investors. For example, under the Plan Asset Regulations, the assets of a trust would not be considered assets of a Plan if the certificates constitute "publicly offered securities." For this purpose, a publicly-offered security is a security that is (a) freely transferable, (b) part of a class of securities that is owned by 100 or more investors independent of the issuer and of each other, and (c) either (1) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (2) sold to the Plan as part of an offering pursuant to an effective registration statement under the Securities Act, and the class of securities is registered under the Exchange Act within 120 days after the end of the issuer's fiscal year. The depositor believes that each class of certificates should constitute "publicly offered securities." In the event, however, that the depositor believes a particular class of certificates will not constitute "publicly offered securities," the applicable prospectus supplement will so indicate. Under the Plan Asset Regulations, the assets of a trust also will not be considered assets of a Plan if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the value of each class of equity interest in the entity is held by "benefit plan investors." For this purpose, benefit plan investors are defined to include Plans as well as other types of employee benefit plans that are not subject to ERISA or Section 4975 of the Code (for example, governmental plans and foreign plans). Neither the initial sales of the certificates nor any subsequent transfers thereof generally will be monitored to comply with the 25% limit described above.


     Each trust has been structured with the intention that, in the event the trust's assets were treated as assets of any Plan, the operations of the trust, and functions of the trustee, will be restricted to limit the exercise of discretion on the part of the related trustee, in order to minimize the potential for prohibited transactions. Nevertheless, each Plan Fiduciary contemplating an investment in the certificates should consult with its legal advisors and review all of the terms of the trust agreement and the underlying debt securities. In addition, Plan Fiduciaries cannot purchase certificates on behalf of a Plan unless an exemption from the prohibited transaction rules of ERISA and Section 4975 of the Code applies to the acquisition of the certificates and, if applicable, to the holding and disposition of the certificates and to the underlying transactions of a trust. For example, certain exemptions may apply if the Plan Fiduciary is a QPAM or INHAM (as those terms are defined in Prohibited Transaction Class Exemption ("PTE") 84-14 and PTE 96-23, respectively), and the other conditions to the applicability of PTE 84-14 or PTE 96-23 are satisfied with respect to the acquisition of the certificates and, if applicable, to the continued holding and disposition of the certificates as well as to the underlying transactions of such trust. Alternatively, other exemptions may apply if the Plan is an insurance company separate or general account or a bank collective investment fund and the conditions to the applicability of PTE 90-1 (for insurance company pooled separate accounts), PTE 95-60 (for insurance company general accounts) or PTE 91-38 (for bank collective funds) are satisfied such that one of those PTEs applies to the acquisition of the certificates and, if applicable, to the continued holding and disposition of the certificates, as well as to the underlying transactions of the trust.

     Each Plan Fiduciary must be sure that any applicable exemption applies not only to the acquisition of the certificates but also, if applicable, to the continued holding and disposition of the certificates and to the underlying transactions of the trust. In this regard, there can be no assurance that even if the conditions specified in one or more of the PTEs are met that the scope of the relief provided by such PTEs covers all acts which might be construed as prohibited transactions. Accordingly, each Plan Fiduciary who purchases a certificate on behalf of a Plan will be deemed to represent that its acquisition of the certificates will not constitute or result in a non-exempt prohibited transaction. In addition, if the certificates do not constitute "publicly offered securities," each Plan Fiduciary who purchases a certificate on behalf of a Plan will be deemed to represent that either (i) the Plan is so represented in this regard by a QPAM or INHAM and will be so represented for so long as such Plan holds a certificate, and that the other conditions of PTE 84-14 or PTE 96-23 are and will at all times be satisfied, (ii) the conditions to the applicability of PTE 90-1, PTE 95-60 or PTE 91-38 are and will at all times be satisfied or
(iii) the conditions of another applicable exemption are and will at all times be satisfied, such that in the case of either (i), (ii) or (iii), the applicable exemption applies to the purchase, continued holding and disposition of the certificates, as well as to the underlying transactions of the trust.

     In addition, if the certificates do not constitute "publicly offered securities," such certificates generally should not be purchased by a Plan if the related trustee, the depositor, any underwriter or placement agent, the related issuers or any of their respective affiliates either (a) has investment discretion with respect to the investment of such Plan's assets, or
(b) regularly gives investment advice with respect to such Plan's assets for a fee, pursuant to an understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan's assets and that such advice will be based on the particular investment needs of the Plan. In addition, and regardless of the applicability of any of the PTEs described above, a prohibited transaction may still occur under ERISA or the Code where there are circumstances indicating that (1) the investment in certificates is made or retained for the purpose of avoiding application of the fiduciary standards of ERISA, (2) the investment constitutes an arrangement under which it is expected that a trust will engage in transactions which would otherwise be prohibited if entered into directly by the Plan purchasing the certificates, (3) the Plan, by itself, has the authority or influence to cause a trust to engage in such transactions, or (4) the Party in Interest may, but only with the aid of the Plan, cause a trust to engage in transactions with the Party in Interest.

Governmental Plans and other Exempt Plans

     Certain employee benefit plans may be governmental plans or church plans. Governmental plans and church plans are generally not subject to ERISA, nor do the above-described prohibited transaction provisions apply. However, such plans are subject to prohibitions against certain related-party transactions under Section 503 the Code, which prohibitions operate similar to the above-described prohibited transaction rules. In addition, the fiduciary of any governmental or church plan must consider applicable state or local laws, if any, and the restrictions and duties of common law, if any, imposed upon such plan.

     No view is expressed whether an investment in certificates (and any continued holding of the certificates), or the operation and administration of a trust, is appropriate or permissible for any governmental plan or church plan under Code Section 503, or under any state, county, local, or other law respecting such plan.


     The sale of certificates to plans is in no respect a representation by a trust, the related trustee, the depositor, any underwriter or placement agent, the related issuers, any of their respective affiliates or any other person associated with the sale of the certificates that such investments meet all relevant legal requirements with respect to investments by plans generally or any particular plan, or that such investments are otherwise appropriate for plans generally or any particular plan. Any plan fiduciary that proposes to cause a plan to purchase the certificates should consult with its counsel with respect to the potential applicability of ERISA and the code to such investment and whether any exemption would be applicable and determine on its own whether all conditions of such exemption or exemptions have been satisfied.

                             PLAN OF DISTRIBUTION

     The certificates may be offered from time to time to one or more underwriters or through one or more placement agents, as specified in the applicable prospectus supplement, for sale to investors. The name of each underwriter or placement agent involved in the sale of certificates, as well as any discount, commission or other compensation payable to each such underwriter or placement agent, as the case may be, will be specified in the applicable prospectus supplement.


     The particular trust may sell, and any applicable underwriter may resell, the certificates at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale or resale or at prices related to those prevailing market prices, or at negotiated prices, as specified in the applicable prospectus supplement. Underwriters may resell the certificates to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from those underwriters, as specified in the applicable prospectus supplement.

     Underwriters, dealers and placement agents participating in the distribution of the certificates will be deemed to be statutory underwriters within the meaning of the U.S. federal securities laws with respect to sales of the certificates and the underlying debt securities, and any discounts, concessions or commissions received by them and any profit realized by them on the resale of those certificates may be deemed to be underwriting discounts and commissions under the U.S. federal securities laws.


     Following initial distribution of the certificates, the related underwriter(s) or placement agent(s), as the case may be, may purchase and sell such certificates in secondary market transactions as part of their business as broker-dealers. Any such sale will be at negotiated prices relating to prevailing prices at the time of sale. This prospectus and the applicable prospectus supplement may be used by any underwriter or placement agent, as the case may be, that is an affiliate of an issuer of underlying debt securities held as assets of the particular trust in connection with offers and sales related to secondary market transactions in such certificates to the extent permitted by applicable law. Each such underwriter or placement agent, as the case may be, may act as principal or agent in these transactions.

                                 LEGAL MATTERS

     Certain legal matters relating to the certificates will be passed upon for the depositor and any underwriters or placement agents by Sidley Austin Brown & Wood LLP, New York, New York.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.     Other Expenses of Issuance and Distribution.

     Expenses in connection with the offering of the certificates being registered hereunder, other than underwriting discounts and commissions, are estimated as follows:

     SEC Registration Fee....................................         $92.00
     Printing and Engraving..................................             $*
     Legal Fees and Expenses.................................             $*
     Trustee Fees and Expenses...............................             $*
     Rating Agency Fees......................................             $*
     Blue Sky Fees and Expenses..............................             $*
     Miscellaneous...........................................             $*
                                                                 ------------
     Total...................................................             $*
                                                                 ============

-------------------------
*    To be provided by pre-effective amendment

Item 15.     Indemnification of Directors and Officers.

     The depositor's organizational documents do not provide for indemnification of directors and officers of the depositor. However, directors' and officers' liability insurance of Bank of America Corporation and NationsBanc Montgomery Holdings Corporation, as the sole member of the depositor, provides coverage for some liabilities and expenses incurred by the depositor's directors and officers.

Item 16.     Exhibits and Financial Statement Schedules

     (a)     Exhibits


3.1 Limited Liability Company Agreement of Core Bond Products LLC (Incorporated by reference from Exhibit 3.1 to Registration Statement (File No. 333-92096) on Form S-3)
4.1    Form of Trust Agreement, with form of Certificate attached thereto*
5.1    Opinion of Sidley Austin Brown & Wood LLP*
8.1    Opinion of Sidley Austin Brown & Wood LLP*
23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1 and
       Exhibit 8.1 hereto)
24.1   Power of Attorney*

--------------------
*  Previously filed.



     (b)     Financial Statement Schedules

             Not Applicable

Item 17.     Undertakings.

         A.  The undersigned registrant hereby undertakes:

             1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission (the "Commission") by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), that are incorporated by reference in the registration statement.

             2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

                                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------
              3.1       Limited Liability Company Agreement of Core Bond Products LLC (Incorporated by reference from Exhibit 3.1 to Registration Statement (File No. 333-92096) on Form S-3)
              4.1       Form of Trust Agreement, with form of Certificate attached thereto*
              5.1       Opinion of Sidley Austin Brown & Wood LLP*
              8.1       Opinion of Sidley Austin Brown & Wood LLP*
             23.1       Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1 and Exhibit 8.1 hereto)*
             24.1       Power of Attorney*

------------------
*  Previously filed.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, New York, on the 20th day of August, 2003.




                                         CORE BOND PRODUCTS LLC



                                         By:  /s/ Corey B. Pinkston
                                            ----------------------------------
                                            Name:   Corey B. Pinkston
                                            Title:  President and Principal
                                                    Executive Officer

     Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the Registration Statement has been signed by the following persons for Core Bond Products LLC in the capacities indicated, on the 20th day of August, 2003.


                   Signature                                       Title                              Date



/s/ James R. Stenson*                                      Chairman and Manager                  August 20, 2003
-------------------------------------
James R. Stenson


                                                           President, Principal                  August 20, 2003
/s/ Corey B. Pinkston                                      Executive Officer and
-------------------------------------                             Manager
Corey B. Pinkston


                                                          Senior Vice President,                 August 20, 2003
/s/ David James Walker*                          Principal Accounting Officer and Manager
-------------------------------------
David James Walker


/s/ George C. Carp*                                     Principal Financial Officer              August 20, 2003
-------------------------------------                           and Manager
George C. Carp


/s/ Stephen K. Stegemeyer*                                        Manager                        August 20, 2003
-------------------------------------
Stephen K. Stegemeyer


-------------------------
* The undersigned, by signing his name hereto, does hereby sign this Amendment No. 1 to the Registration Statement on behalf of each of the persons indicated above pursuant to powers of attorney filed as Exhibit 24.1 of the Registration Statement.

August 20, 2003                             By:         /s/ Corey B. Pinkston
                                            Name:       Corey B. Pinkston
                                            Title:      Attorney-in-Fact